UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10543

Name of Fund:  BlackRock Core Bond Trust (BHK)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Core Bond

              Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2019

Date of reporting period: 08/31/2019

Item 1 – Report to Stockholders

AUGUST 31, 2019

ANNUAL REPORT

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

August 31, 2019

	Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BHK*	$0.7091900	$—	$—	$0.0608100	$0.7700000	92%	0%	0%	8%	100%
HYT*	0.8619080	—	—	0.0020920	0.8640000	100	0	0	0	100

*

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, BHK will distribute a fixed amount of $0.0676 per share on a monthly basis and HYT will distribute a fixed amount of $0.0779 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended August 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries across the maturity spectrum and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank and the Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.15%	2.92%
U.S. small cap equities (Russell 2000® Index)	(4.43)	(12.89)
International equities (MSCI Europe, Australasia, Far East Index)	0.34	(3.26)
Emerging market equities (MSCI Emerging Markets Index)	(4.68)	(4.36)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.25	2.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	12.18	15.06
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	8.02	10.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.92	8.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.46	6.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of August 31, 2019	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of August 31, 2019 ($14.56)(a)	4.95%
Current Monthly Distribution per Common Share(b)	$0.0600
Current Annualized Distribution per Common Share(b)	$0.7200
Leverage as of August 31, 2019(c)	24%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on October 1, 2019, was increased to $0.0676 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$14.56	$12.85	13.31%	$14.68	$12.08
Net Asset Value	15.79	14.08	12.14	15.83	13.41

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of August 31, 2019 (continued)	BlackRock Core Bond Trust

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	18.86%	7.20%	7.31%
Trust at Market Price(a)(b)	20.09	6.53	7.95
Reference Benchmark(c)	13.78	4.74	4.93
Bloomberg Barclays U.S. Long Government/Credit Index(d)	22.32	5.79	6.68
Bloomberg Barclays Intermediate Credit Index(e)	9.27	3.43	3.35
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	6.56	6.17	4.86
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate(g)	10.72	3.31	3.70
Bloomberg Barclays MBS Index(h)	7.06	2.39	2.75
Bloomberg Barclays ABS Index(i)	5.54	2.38	2.25

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

(e)

This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.
(h)

This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s performance over the period came from its allocations to both investment grade and high yield corporate bonds, as well as to U.S. Treasuries. Within securitized assets, exposure to agency collateralized mortgage obligations and commercial mortgage-backed securities (“CMBS”) contributed positively.

The principal detractors from the Trust’s performance were its exposures to municipal bonds and cash.

Describe recent portfolio activity.

During the period, the Trust trimmed its securitized exposure across both asset-backed securities (“ABS”) and CMBS. The ABS allocation was trimmed from 11% to 6%, while the allocation to CMBS was trimmed from 8.9% to 3.9%. The Trust also increased its allocation to U.S. Treasuries from 16.2% to 23%, and its allocation to 30-year mortgage pass-throughs from 5.9% to 8%.

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including investment grade corporate credit, high yield corporate credit, CMBS and ABS. The Trust also held exposure to government-related sectors such as U.S. Treasury securities, agency debt and agency mortgage-backed securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Core Bond Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	08/31/19	08/31/18
Corporate Bonds	47%	48%
U.S. Treasury Obligations	17	12
U.S. Government Sponsored Agency Securities	13	10
Preferred Securities	8	9
Asset-Backed Securities	5	8
Non-Agency Mortgage-Backed Securities	3	6
Foreign Agency Obligations	2	2
Municipal Bonds	2	2
Short-Term Securities	2	1
Floating Rate Loan Interests	1	2
Options Purchased	1	—	(a)
Options Written	(1)	—	(a)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	08/31/19	08/31/18
AAA/Aaa(d)	32%	24%
AA/Aa	4	5
A	14	15
BBB/Baa	27	28
BB/Ba	11	11
B	8	8
CCC/Caa	2	4
N/R	2	5

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”), if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities, Options Purchased and Options Written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

Trust Summary as of August 31, 2019	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2019 ($10.51)(a)	8.22%
Current Monthly Distribution per Common Share(b)	$0.0720
Current Annualized Distribution per Common Share(b)	$0.8640
Leverage as of August 31, 2019(c)	25%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on October 1, 2019, was increased to $0.0779 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(c)

Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	08/31/19	08/31/18	Change	High	Low
Market Price	$10.51	$10.70	(1.78)%	$10.84	$8.95
Net Asset Value	11.82	11.90	(0.67)	11.93	10.66

Market Price and Net Asset Value History For the Past Five Years

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2019 (continued)	BlackRock Corporate High Yield Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	8.06%	8.53%	6.07%
Trust at Market Price(a)(b)	6.86	7.20	5.94
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	6.56	6.17	4.86

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The technology, cable & satellite and wireless sectors were the largest contributors to the Trust’s return over the period. Notably, most sectors within the high yield market posted positive returns for the 12 months. By credit rating, BB-rated bonds were the largest contributors to return over the period, particularly in 2019 to date when higher quality outperformed. The Trust’s allocation to B-rated bonds also contributed meaningfully. The Trust’s core allocation to high yield corporate bonds led positive contributions, while a smaller tactical position in floating rate loan interests (“bank loans”) was also additive.

From a sector perspective, holdings within oil field services and independent energy detracted from Trust performance as energy-related bonds came under pressure during the period. The non-rated segment of the portfolio, which largely comprises preferred and common equity positions, detracted as well over the period.

Describe recent portfolio activity.

While key positioning themes remained broadly consistent, the investment adviser has tactically navigated sector- and issuer-level positioning to take advantage of market opportunities. The Trust’s energy exposure was reduced over the period. In addition, the Trust reduced bank loan exposure throughout the period as more attractive relative value developed in high yield bonds. Liquid product usage was active over the period across total return swaps, high yield exchange-traded funds and indexed credit default swap vehicles.

Describe portfolio positioning at period end.

At period end, the Trust remained underweight in BB-rated credits and overweight in select CCC-rated credits, though the CCC-rated overweight was trimmed since the beginning of 2019. The Trust maintained an underweight position to the highest-yielding portion of the market that contains a larger concentration of stressed assets. The investment adviser continues to focus on maintaining a tactical (but meaningful) allocation to bank loans and collateralized loan obligations. Leading sector exposures included technology, cable & satellite and health care. While energy exposure was reduced over the period, the Trust’s largest allocations in that segment at period end were to independent energy and midstream issuers. At period end, top issuer overweight positions included TransDigm, Inc. (aerospace & defense), JPMorgan Chase & Co. (banking) and Clear Channel Outdoor Holdings, Inc. (media & entertainment).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of August 31, 2019 (continued)	BlackRock Corporate High Yield Fund, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	08/31/19		08/31/18
Corporate Bonds	85%		79%
Floating Rate Loan Interests	9		10
Preferred Securities	4		4
Asset-Backed Securities	1		3
Common Stocks	1		3
Investment Companies	—		1
Other	—	(a)	—	(b)

(a)	Representing less than 1% of the Trust’s total investments and Other may include Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.
(b)

Representing less than 1% of the Trust’s total investments and Other may include Non-Agency Mortgage-Backed Securities, Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (c)(d)

	08/31/19		08/31/18
AA/Aa	—	%(b)	—%
A	—	(b)	1
BBB/Baa	4		4
BB/Ba	36		30
B	43		38
CCC/Caa	15		18
N/R	2		9

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities, Options Purchased and Options Written.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 6.0%
ALM VI Ltd.(a)(b):
(3 mo. LIBOR US + 2.70%), 5.00%, 07/15/26	USD	1,000	$986,971
Series 2012-6A, Class BR3, (3 mo. LIBOR US + 1.75%), 4.05%, 07/15/26		1,000	988,169
ALM XII Ltd., Series 2015-12A, Class C1R2, 4.97%, 04/16/27(a)		545	542,942
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 5.00%, 07/15/27(a)(b)		2,080	2,052,750
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 5.50%, 10/13/30		720	699,351
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 5.26%, 07/28/28		1,000	972,127
Battalion CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.45%), 5.73%, 01/24/29(a)(b)		1,000	993,612
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.50%), 5.80%, 01/15/29(a)(b)		815	814,475
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 5.50%, 11/23/25(a)(b)		3,000	2,998,915
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.35%), 5.53%, 08/14/30(a)(b)		1,000	960,173
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, (1 mo. LIBOR US + 0.15%), 2.30%, 01/25/37(b)		68	67,773
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)(c)		3,729	3,747,576
Dryden CLO Ltd., Series 2018-64A, Class D, 4.95%, 04/18/31(a)		1,250	1,156,866
Dryden Senior Loan Fund, Series 2015-41A, Class AR, (3 mo. LIBOR US + 0.97%), 3.27%, 04/15/31(a)(b)		2,550	2,523,583
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 5.31%, 08/15/30(a)(b)		1,000	964,330
Galaxy CLO XXIX Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 4.56%, 11/15/26(a)(b)		805	792,868
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 5.90%, 07/18/29(a)(b)		1,000	979,568
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 5.88%, 10/20/26(a)(b)		3,750	3,617,749
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 8.68%, 01/20/29(a)(b)		250	244,591
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.46%, 01/27/26(a)(b)		1,800	1,804,060
Nelnet Student Loan Trust, Series 2006-1, Class A5, (3 mo. LIBOR US + 0.11%), 2.26%, 08/23/27(b)		218	217,537
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 5.35%, 10/15/29(a)(b)		1,000	942,337
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.75%), 5.03%, 01/22/30(a)(b)		500	464,795

Security	Par (000)		Value

Asset-Backed Securities (continued)
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 6.34%, 11/20/27(a)(b)	USD	1,160	$1,160,721
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 9.43%, 01/21/30(a)(b)		595	595,130
OHA Loan Funding Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.75%), 6.03%, 01/20/28(a)(b)		2,500	2,480,523
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.00%), 5.28%, 01/22/29(a)(b)		1,500	1,499,514
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 5.45%, 10/17/29(a)(b)		1,750	1,663,968
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 5.30%, 01/15/29(a)(b)		1,000	964,061
OZLM XXI, Series 2017-21A, Class C, (3 mo. LIBOR US + 2.67%), 4.95%, 01/20/31(a)(b)		1,000	925,672
Palmer Square Loan Funding Ltd.(a)(b):
Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 6.53%, 01/20/27		1,000	988,762
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 5.58%, 08/20/27		750	749,258
Regatta VI Funding Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.00%), 7.28%, 07/20/28(a)(b)		250	235,170
Rockford Tower CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.55%, 04/15/29(a)(b)		1,750	1,737,473
Shackleton CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.02%), 5.32%, 07/15/30(a)(b)		500	470,970
SLM Private Education Loan Trust, Series 2014-A, Class B, 3.50%, 11/15/44(a)		500	505,870
Sound Point CLO XIV Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 3.85%), 6.11%, 01/23/29(a)(b)		1,550	1,541,590
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 02/25/32		357	347,739
TRESTLES CLO II Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.93%, 07/25/29(a)(b)		250	248,314
Voya CLO Ltd., Series 2017-3A, Class C, (3 mo. LIBOR US + 3.55%), 5.83%, 07/20/30(a)(b)		1,000	993,170
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 5.53%, 07/20/28(a)(b)		1,185	1,161,574
York CLO Ltd.(a)(b):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.88%, 10/20/29		1,750	1,735,046
Series 2016-2A, Class D, (3 mo. LIBOR US + 4.10%), 6.38%, 01/20/30		1,500	1,498,011

			51,035,654

Interest Only Asset-Backed Securities — 0.0%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(c)		1,846	83,057
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(a)(c)		2,066	85,407

			168,464

Total Asset-Backed Securities — 6.0% (Cost — $52,096,331)			51,204,118

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds — 61.4%

Aerospace — 0.1%
AT&T, Inc., 6.10%, 07/15/40	USD	830	$1,053,930
Telecom Argentina SA, 8.00%, 07/18/26(a)		170	135,150

			1,189,080

Aerospace & Defense — 1.5%
Amsted Industries, Inc., 5.63%, 07/01/27(a)		95	101,413
Arconic, Inc., 5.13%, 10/01/24		680	724,639
BBA US Holdings, Inc., 5.38%, 05/01/26(a)		194	202,730
Bombardier, Inc.(a):
8.75%, 12/01/21		369	400,365
5.75%, 03/15/22		62	62,543
6.00%, 10/15/22		6	5,955
6.13%, 01/15/23		204	202,980
7.50%, 12/01/24		387	385,587
7.50%, 03/15/25		446	434,293
7.88%, 04/15/27		1,166	1,129,562
Eaton Corp., 4.15%, 11/02/42		500	566,574
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		368	394,680
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,700,290
TransDigm UK Holdings PLC, 6.88%, 05/15/26		200	209,500
TransDigm, Inc.:
6.00%, 07/15/22		124	126,015
6.50%, 05/15/25		58	60,465
6.25%, 03/15/26(a)		3,460	3,732,406
United Technologies Corp., 6.13%, 07/15/38		1,450	2,038,767

			12,478,764

Air Freight & Logistics — 0.2%
FedEx Corp., 4.75%, 11/15/45		1,250	1,399,223
XPO Logistics, Inc., 6.75%, 08/15/24(a)		11	11,853

			1,411,076

Airlines — 1.6%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(a)		1,479	1,500,798
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24		2,339	2,463,287
Series 2015-2, Class A, 4.00%, 03/22/29		1,287	1,370,151
Series 2015-2, Class AA, 3.60%, 03/22/29		1,287	1,362,423
Series 2017-1, Class B, 4.95%, 08/15/26		1,515	1,611,718
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		302	234,427
Latam Finance Ltd., 6.88%, 04/11/24(a)		257	266,156
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 02/15/27		3,011	3,272,362
Series 2014-2, Class B, 4.63%, 03/03/24		1,849	1,912,543

			13,993,865

Auto Components — 0.7%
Allison Transmission, Inc., 5.88%, 06/01/29(a)		210	225,225
Aptiv PLC, 4.40%, 10/01/46		465	466,727
General Motors Co., 6.25%, 10/02/43		2,506	2,817,072
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22		118	121,540
6.75%, 02/01/24		92	96,255
6.38%, 12/15/25		200	211,750
6.25%, 05/15/26(a)		226	235,888
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(a):
6.25%, 05/15/26		620	643,250
8.50%, 05/15/27		797	777,075

Security	Par (000)		Value

Auto Components (continued)
Tesla, Inc., 5.30%, 08/15/25(a)	USD	166	$148,155

			5,742,937

Automobiles — 0.2%
Ford Motor Co., 4.75%, 01/15/43		2,000	1,804,400

Banks — 1.8%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(d)	EUR	100	114,439
Barclays PLC:
4.38%, 09/11/24	USD	550	565,072
3.65%, 03/16/25		4,320	4,400,611
BBVA Bancomer SA, 6.75%, 09/30/22(a)		236	254,880
CIT Group, Inc.:
5.00%, 08/01/23		237	256,849
5.25%, 03/07/25		300	336,000
6.13%, 03/09/28		146	174,652
Cooperatieve Rabobank UA, 3.95%, 11/09/22		1,500	1,570,648
HSBC Holdings PLC, 6.10%, 01/14/42		610	893,406
Promerica Financial Corp., 9.70%, 05/14/24(a)		200	213,375
Santander Holdings USA, Inc., 4.50%, 07/17/25		2,000	2,153,031
Santander UK Group Holdings PLC, 2.88%, 08/05/21		1,250	1,254,397
Standard Chartered PLC(3 mo. LIBOR US + 1.97%), 4.87%, 03/15/33(a)(d)		500	535,683
Wells Fargo & Co., 3.90%, 05/01/45		2,250	2,632,400

			15,355,443

Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		4,600	5,483,831
Central American Bottling Corp., 5.75%, 01/31/27(a)		222	234,557

			5,718,388

Biotechnology — 0.5%
Amgen, Inc., 4.40%, 05/01/45		2,250	2,559,647
Baxalta, Inc., 5.25%, 06/23/45		500	657,773
Gilead Sciences, Inc., 4.80%, 04/01/44		1,000	1,207,902

			4,425,322

Building Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	100	115,403
Jeld-Wen, Inc., 4.63%, 12/15/25(a)	USD	93	91,140

			206,543

Building Products — 0.1%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(a)		10	9,863
CPG Merger Sub LLC, 8.00%, 10/01/21(a)		220	220,275
Jeld-Wen, Inc., 4.88%, 12/15/27(a)		21	20,317
Masonite International Corp.(a):
5.75%, 09/15/26		52	55,055
5.38%, 02/01/28		81	85,455
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(a)		64	68,960
Standard Industries, Inc.(a):
5.50%, 02/15/23		12	12,300
5.38%, 11/15/24		263	270,561
6.00%, 10/15/25		287	301,709
5.00%, 02/15/27		48	49,200
4.75%, 01/15/28		54	54,270

			1,147,965

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(a)		127	111,478

Capital Markets — 2.6%
CDP Financial, Inc., 5.60%, 11/25/39(a)		5,890	8,528,594

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Goldman Sachs Group, Inc., 3.75%, 05/22/25	USD	8,965	$9,555,241
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	116,717
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)	USD	123	126,383
Morgan Stanley:
4.00%, 07/23/25		905	980,205
3.13%, 07/27/26		2,000	2,077,174
Owl Rock Capital Corp., 5.25%, 04/15/24		116	121,892
Raymond James Financial, Inc., 4.95%, 07/15/46		400	489,548
Stevens Holding Co., Inc., 6.13%, 10/01/26(a)		90	93,600

			22,089,354

Chemicals — 0.7%
Air Liquide Finance SA, 3.50%, 09/27/46(a)		360	390,781
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(a)(e)		210	202,913
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(a)		1,112	1,103,660
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		311	321,916
Blue Cube Spinco LLC:
9.75%, 10/15/23		317	347,907
10.00%, 10/15/25		227	254,808
Chemours Co.:
6.63%, 05/15/23		151	153,643
5.38%, 05/15/27		188	166,850
Cydsa SAB de CV, 6.25%, 10/04/27(a)		319	320,196
Element Solutions, Inc., 5.88%, 12/01/25(a)		998	1,041,662
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		101	103,273
Mexichem SAB de CV, 4.00%, 10/04/27(a)		200	204,625
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		41	42,076
Orbia Advance Corp SAB de CV, 5.50%, 01/15/48(a)		200	205,063
PQ Corp.(a):
6.75%, 11/15/22		262	271,877
5.75%, 12/15/25		297	304,425
Versum Materials, Inc., 5.50%, 09/30/24(a)		96	103,440
WR Grace & Co-Conn, 5.63%, 10/01/24(a)		130	140,400

			5,679,515

Commercial Services & Supplies — 0.6%
ADT Security Corp.:
6.25%, 10/15/21		86	91,375
3.50%, 07/15/22		33	33,083
4.13%, 06/15/23		97	98,546
4.88%, 07/15/32(a)		353	307,551
Aviation Capital Group LLC, 7.13%, 10/15/20(a)		1,800	1,895,304
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)		261	268,177
Clean Harbors, Inc.(a):
4.88%, 07/15/27		169	178,717
5.13%, 07/15/29		89	94,785
Core & Main LP, 6.13%, 08/15/25(a)		649	658,735
Fortress Transportation & Infrastructure Investors LLC(a):
6.75%, 03/15/22		43	44,720
6.50%, 10/01/25		46	47,380
GFL Environmental, Inc., 8.50%, 05/01/27(a)		193	211,335
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)		273	216,352
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		97	99,910
Mobile Mini, Inc., 5.88%, 07/01/24		298	309,175
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		181	188,466
United Rentals North America, Inc.:
5.50%, 07/15/25		125	130,313
4.63%, 10/15/25		117	120,329
6.50%, 12/15/26		3	3,263

Security	Par (000)		Value

Commercial Services & Supplies (continued)
5.50%, 05/15/27	USD	155	$166,317
4.88%, 01/15/28		55	57,681

			5,221,514

Communications Equipment — 0.4%
CommScope, Inc.(a):
5.50%, 03/01/24		569	576,824
6.00%, 03/01/26		227	231,199
Nokia OYJ:
4.38%, 06/12/27		31	32,163
6.63%, 05/15/39		295	340,725
ViaSat, Inc., 5.63%, 04/15/27(a)		431	457,937
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		700	721,966
6.38%, 05/15/25		51	52,466
5.75%, 01/15/27(a)		585	596,700

			3,009,980

Construction & Engineering — 0.5%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		165	145,406
frontdoor, Inc., 6.75%, 08/15/26(a)		262	284,270
ITR Concession Co. LLC, 4.20%, 07/15/25(a)		4,000	3,883,670
SRS Distribution, Inc., 8.25%, 07/01/26(a)		124	121,520

			4,434,866

Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(a)		297	314,820
HD Supply, Inc., 5.38%, 10/15/26(a)		1,293	1,377,303
Navistar International Corp., 6.63%, 11/01/25(a)		250	253,125
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(a)		94	96,115
PulteGroup, Inc., 6.00%, 02/15/35		27	28,620
Williams Scotsman International, Inc.(a):
7.88%, 12/15/22		78	82,144
6.88%, 08/15/23		230	240,925

			2,393,052

Consumer Discretionary — 0.2%
Dun & Bradstreet Corp., 6.88%, 08/15/26(a)		552	598,230
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(a)		45	44,437
Viking Cruises Ltd.(a):
6.25%, 05/15/25		88	91,080
5.88%, 09/15/27		648	672,300

			1,406,047

Consumer Finance — 1.9%
Ally Financial, Inc.:
5.13%, 09/30/24		284	318,435
8.00%, 11/01/31		1,349	1,885,227
Capital One Financial Corp., 4.75%, 07/15/21		1,935	2,022,864
Corvias Campus Living USG LLC, 5.30%, 07/01/50(c)		5,682	6,222,962
Credit Acceptance Corp., 6.63%, 03/15/26(a)		96	103,860
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		200	197,937
Ford Motor Credit Co. LLC, 8.13%, 01/15/20		1,530	1,561,926
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(e)	EUR	110	96,942
Navient Corp.:
5.00%, 10/26/20	USD	180	184,275
6.63%, 07/26/21		99	105,930
6.50%, 06/15/22		36	38,970
5.50%, 01/25/23		186	195,356
7.25%, 09/25/23		93	103,230
6.13%, 03/25/24		67	71,104

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
5.88%, 10/25/24	USD	115	$120,979
6.75%, 06/25/25		65	69,875
6.75%, 06/15/26		65	69,550
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	100	118,968
4.50%, 05/15/26(a)		245	291,471
6.25%, 05/15/26(a)	USD	26	28,308
8.25%, 11/15/26(a)		622	699,750
Springleaf Finance Corp.:
6.13%, 05/15/22		50	53,875
5.63%, 03/15/23		6	6,450
6.88%, 03/15/25		94	106,573
7.13%, 03/15/26		290	330,745
6.63%, 01/15/28		134	147,065
Verscend Escrow Corp., 9.75%, 08/15/26(a)		737	789,017

			15,941,644

Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(a)		671	686,742
4.13%, 08/15/26(a)		200	202,246
4.75%, 07/15/27	GBP	100	122,948
Berry Global, Inc., 4.88%, 07/15/26(a)	USD	268	281,400
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		210	217,875
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		412	432,600
Greif, Inc., 6.50%, 03/01/27(a)		38	39,900
Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)		119	123,463
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	100	113,532
5.50%, 04/15/24(a)	USD	787	808,642
Mercer International, Inc., 7.75%, 12/01/22		29	29,761
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a):
5.13%, 07/15/23		227	233,367
7.00%, 07/15/24		496	512,740
Suzano Austria GmbH, 6.00%, 01/15/29		517	572,552
Trivium Packaging Finance BV(a):
5.50%, 08/15/26		428	452,610
8.50%, 08/15/27		867	932,025

			5,762,403

Diversified Consumer Services — 0.3%
APX Group, Inc.:
8.75%, 12/01/20		148	140,600
7.88%, 12/01/22		106	100,833
Ascend Learning LLC, 6.88%, 08/01/25(a)		606	627,967
Graham Holdings Co., 5.75%, 06/01/26(a)		124	132,680
Laureate Education, Inc., 8.25%, 05/01/25(a)		72	78,390
Matthews International Corp., 5.25%, 12/01/25(a)		44	41,910
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
9.25%, 05/15/23		120	126,192
5.25%, 04/15/24		182	187,990
5.75%, 04/15/26		199	207,457
Service Corp. International, 5.13%, 06/01/29		175	187,250
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)		308	323,286
Verisure Holding AB, 3.50%, 05/15/23	EUR	100	114,689

			2,269,244

Diversified Financial Services — 3.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(a)	USD	865	919,062

Security	Par (000)		Value

Diversified Financial Services (continued)
Bank of America Corp.:
5.63%, 07/01/20	USD	2,200	$2,262,831
3.25%, 10/21/27		4,000	4,220,575
Cabot Financial Luxembourg II SA (3 mo. Euribor + 6.38%), 6.38%, 06/14/24(b)	EUR	100	113,321
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)	USD	215	228,438
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(a)		200	203,000
FMR LLC, 4.95%, 02/01/33(a)		2,300	2,833,522
FS Energy & Power Fund, 7.50%, 08/15/23(a)		27	26,798
General Electric Co., 6.15%, 08/07/37		2,150	2,543,041
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	844,880
Gilex Holding Sarl, 8.50%, 05/02/23(a)		182	194,285
GKN Holdings Ltd., 5.38%, 09/19/22	GBP	100	132,696
Intercontinental Exchange, Inc., 4.00%, 10/15/23	USD	470	505,341
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)		3,151	3,229,802
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(e)	EUR	100	113,477
Lloyds Banking Group PLC (5 year CMT + 4.82%), 6.75%(d)(f)	USD	595	602,437
Moody’s Corp., 4.50%, 09/01/22		1,800	1,911,557
MSCI, Inc., 5.25%, 11/15/24(a)		75	77,865
Northern Trust Corp., 3.95%, 10/30/25		8,000	8,787,796
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)		432	443,794
WMG Acquisition Corp., 5.50%, 04/15/26(a)		84	87,990

			30,282,508

Diversified Telecommunication Services — 3.4%
AT&T, Inc.:
6.38%, 03/01/41		520	679,486
5.15%, 03/15/42		2,400	2,794,088
4.75%, 05/15/46		2,710	3,026,587
CenturyLink, Inc.:
5.63%, 04/01/25		107	109,407
Series P, 7.60%, 09/15/39		86	82,560
Series U, 7.65%, 03/15/42		86	82,130
Series W, 6.75%, 12/01/23		497	538,624
Series Y, 7.50%, 04/01/24		534	592,729
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)		195	177,937
Embarq Corp., 8.00%, 06/01/36		277	271,560
Frontier Communications Corp., 8.00%, 04/01/27(a)		1,116	1,163,430
GCI LLC, 6.63%, 06/15/24(a)		93	99,278
Level 3 Financing, Inc.:
5.38%, 08/15/22		127	127,476
5.63%, 02/01/23		93	94,601
5.13%, 05/01/23		95	96,548
5.38%, 05/01/25		36	37,440
5.25%, 03/15/26		665	693,262
Qwest Corp., 6.75%, 12/01/21		3	3,236
SoftBank Group Corp., 4.00%, 04/20/23	EUR	100	119,768
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	74	78,255
6.00%, 09/30/34		176	180,400
7.20%, 07/18/36		12	13,380
7.72%, 06/04/38		40	46,200
Telecom Italia SpA:
4.00%, 04/11/24	EUR	100	121,765
5.30%, 05/30/24(a)	USD	200	214,000
Verizon Communications, Inc.:
6.40%, 02/15/38		5,700	7,776,103
6.55%, 09/15/43		6,751	9,942,158

			29,162,408

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities — 5.4%
Berkshire Hathaway Energy Co., 6.50%, 09/15/37	USD	5,515	$7,910,449
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	563,976
CMS Energy Corp., 5.05%, 03/15/22		1,832	1,948,632
Duke Energy Carolinas LLC:
6.10%, 06/01/37		640	896,157
6.00%, 01/15/38		1,675	2,338,584
4.25%, 12/15/41		750	883,999
Duke Energy Florida LLC, 6.40%, 06/15/38		770	1,156,508
E.ON International Finance BV, 6.65%, 04/30/38(a)		3,100	4,312,952
Electricite de France SA, 5.60%, 01/27/40(a)		2,800	3,577,935
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		201	211,301
Energuate Trust, 5.88%, 05/03/27(a)		201	202,005
Florida Power Corp., 6.35%, 09/15/37		2,775	4,041,490
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24		321	329,827
4.25%, 09/15/24		58	60,146
4.50%, 09/15/27		79	81,173
Ohio Power Co., Series D, 6.60%, 03/01/33		3,000	4,229,860
PacifiCorp, 6.25%, 10/15/37		1,225	1,758,034
Public Service Co. of Colorado, Series 17, 6.25%, 09/01/37		2,550	3,667,432
Southern California Edison Co., 5.63%, 02/01/36		1,300	1,617,088
Southern Co., 4.40%, 07/01/46		1,000	1,129,009
Talen Energy Supply LLC:
6.50%, 06/01/25		30	22,800
10.50%, 01/15/26(a)		30	27,270
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37		3,920	5,365,450

			46,332,077

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/25		490	512,050
Corning, Inc., 4.38%, 11/15/57		2,000	2,088,412
Itron, Inc., 5.00%, 01/15/26(a)		18	18,405

			2,618,867

Energy Equipment & Services — 0.5%
Apergy Corp., 6.38%, 05/01/26		146	146,730
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(a)		182	190,645
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,816,685
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(a)		327	325,365
Halliburton Co., 5.00%, 11/15/45		500	559,774
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)		250	258,750
Transocean, Inc.(a):
9.00%, 07/15/23		422	436,234
7.50%, 01/15/26		89	81,213
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		272	278,800
6.88%, 09/01/27(a)		283	291,088

			4,385,284

Environmental, Maintenance, & Security Service — 0.1%
GFL Environmental, Inc., 7.00%, 06/01/26(a)		323	335,113
Tervita Corp., 7.63%, 12/01/21(a)		199	201,985
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		184	191,360

			728,458

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) — 1.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)	USD	102	$107,355
ERP Operating LP, 4.50%, 06/01/45		1,155	1,426,525
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		150	150,469
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		71	78,063
5.38%, 04/15/26		98	107,571
HCP, Inc., 4.00%, 06/01/25		2,000	2,141,575
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		156	159,120
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		92	94,990
Iron Mountain, Inc., 4.88%, 09/15/27(a)		234	240,290
iStar, Inc.:
4.63%, 09/15/20		25	25,313
6.00%, 04/01/22		48	49,260
5.25%, 09/15/22		17	17,425
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		24	25,901
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		895	977,787
4.50%, 09/01/26		343	359,292
5.75%, 02/01/27(a)		16	17,663
4.50%, 01/15/28		236	241,310
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24		30	30,862
5.00%, 10/15/27		584	623,420
4.63%, 08/01/29		278	289,120
NH Hotel Group SA, 3.75%, 10/01/23	EUR	115	129,297
SBA Communications Corp.:
4.88%, 07/15/22		14	14,218
4.88%, 09/01/24		1,110	1,148,850
Simon Property Group LP, 4.75%, 03/15/42		1,670	2,098,162
Starwood Property Trust, Inc., 5.00%, 12/15/21		115	119,312
Trust F/1401, 6.95%, 01/30/44		476	551,714
Ventas Realty LP, 4.13%, 01/15/26		870	942,744
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		100	109,359

			12,276,967

Food & Staples Retailing — 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		59	61,803
5.75%, 03/15/25		48	49,200
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC(a):
7.50%, 03/15/26		65	72,313
5.88%, 02/15/28		184	193,910
Post Holdings, Inc., 5.50%, 12/15/29(a)		190	200,870
Tesco Corporate Treasury Services PLC, 2.50%, 05/02/25	GBP	100	124,722
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44	USD	1,000	1,060,375

			1,763,193

Food Products — 0.5%
Aramark Services, Inc.:
5.00%, 04/01/25(a)		218	225,227
4.75%, 06/01/26		154	157,850
5.00%, 02/01/28(a)		379	393,686
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(a)		253	233,392

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products (continued)
Darling Ingredients, Inc., 5.25%, 04/15/27(a)	USD	75	$79,875
Graphic Packaging International LLC, 4.75%, 07/15/27(a)		82	86,100
JBS Investments II GmbH, 5.75%, 01/15/28(a)		263	276,150
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		370	380,922
5.75%, 06/15/25		785	816,891
6.75%, 02/15/28		170	187,956
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a):
6.50%, 04/15/29		187	207,103
5.50%, 01/15/30		369	391,140
MARB BondCo PLC, 7.00%, 03/15/24		200	204,000
Marfrig Holdings Europe BV, 8.00%, 06/08/23(a)		222	230,117
Post Holdings, Inc.(a):
5.50%, 03/01/25		230	240,637
5.00%, 08/15/26		3	3,128
5.75%, 03/01/27		268	284,750
Simmons Foods, Inc., 7.75%, 01/15/24(a)		157	169,560

			4,568,484

Health Care Equipment & Supplies — 0.4%
Avantor, Inc.(a):
6.00%, 10/01/24		1,149	1,232,302
9.00%, 10/01/25		774	870,750
Hologic, Inc., 4.63%, 02/01/28(a)		96	99,240
Immucor, Inc., 11.13%, 02/15/22(a)		60	60,750
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(a)		1,011	975,615
Teleflex, Inc.:
5.25%, 06/15/24		170	175,100
4.88%, 06/01/26		75	79,010
4.63%, 11/15/27		20	21,148

			3,513,915

Health Care Providers & Services — 1.4%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		45	45,338
Aetna, Inc., 4.50%, 05/15/42		575	622,001
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		124	133,192
Centene Corp., 5.38%, 06/01/26(a)		1,214	1,297,827
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		344	344,000
8.00%, 03/15/26		412	395,520
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(a)(e)		59	59,590
Encompass Health Corp., 5.75%, 11/01/24		24	24,300
Envision Healthcare Crop., 8.75%, 10/15/26(a)		197	107,365
HCA, Inc.:
5.38%, 02/01/25		554	614,940
5.88%, 02/15/26		3	3,422
5.38%, 09/01/26		275	306,625
5.63%, 09/01/28		550	625,797
5.88%, 02/01/29		380	437,475
MEDNAX, Inc., 5.25%, 12/01/23(a)		107	107,535
Molina Healthcare, Inc.:
5.38%, 11/15/22		104	111,154
4.88%, 06/15/25(a)		146	148,920
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		311	277,975
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	846,446
NVA Holdings, Inc., 6.88%, 04/01/26(a)		145	154,831
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(e)		408	342,720
Sotera Health Holdings LLC, 6.50%, 05/15/23(a)		183	186,202

Security	Par (000)		Value

Health Care Providers & Services (continued)
Surgery Center Holdings, Inc.(a):
6.75%, 07/01/25	USD	260	$222,461
10.00%, 04/15/27		165	157,988
Team Health Holdings, Inc., 6.38%, 02/01/25(a)		166	111,220
Tenet Healthcare Corp.:
8.13%, 04/01/22		695	748,793
4.63%, 07/15/24		744	765,390
4.63%, 09/01/24(a)		230	236,900
4.88%, 01/01/26(a)		892	916,619
6.25%, 02/01/27(a)		181	187,787
5.13%, 11/01/27(a)		611	631,621
Vizient, Inc., 6.25%, 05/15/27(a)		248	266,600
WellCare Health Plans, Inc.:
5.25%, 04/01/25		238	249,198
5.38%, 08/15/26(a)		197	210,051

			11,897,803

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		527	530,404
IQVIA, Inc.(a):
3.25%, 03/15/25	EUR	100	113,067
5.00%, 10/15/26	USD	280	295,400
5.00%, 05/15/27		468	494,325

			1,433,196

Hotels, Restaurants & Leisure — 1.9%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24		380	392,259
5.00%, 10/15/25		1,330	1,373,225
Boyd Gaming Corp., 6.00%, 08/15/26		68	71,825
Boyne USA, Inc., 7.25%, 05/01/25(a)		109	118,946
Cedar Fair LP, 5.25%, 07/15/29(a)		223	241,955
Churchill Downs, Inc.(a):
5.50%, 04/01/27		421	447,312
4.75%, 01/15/28		238	245,140
Cirsa Finance International Sarl, 7.88%, 12/20/23(a)		200	211,300
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	122,821
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	67	71,020
6.00%, 09/15/26		70	76,563
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		142	146,793
Golden Nugget, Inc., 6.75%, 10/15/24(a)		862	881,395
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		487	514,028
4.88%, 01/15/30(a)		612	654,840
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		124	130,510
IRB Holding Corp., 6.75%, 02/15/26(a)		76	76,380
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.25%, 06/01/26		75	79,313
4.75%, 06/01/27		158	165,505
Lions Gate Capital Holdings LLC(a):
6.38%, 02/01/24		16	16,899
5.88%, 11/01/24		109	113,360
MGM Resorts International:
6.63%, 12/15/21		727	790,612
7.75%, 03/15/22		229	257,105
4.63%, 09/01/26		12	12,420
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		62	63,550
5.25%, 11/15/23		151	155,153

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.:
10.00%, 12/01/22	USD	193	$200,237
5.00%, 10/15/25(a)		521	538,318
3.38%, 02/15/26	EUR	100	112,048
8.25%, 03/15/26(a)	USD	516	546,960
Six Flags Entertainment Corp.(a):
4.88%, 07/31/24		622	643,770
5.50%, 04/15/27		211	225,770
Station Casinos LLC, 5.00%, 10/01/25(a)		243	247,884
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 06/30/27	GBP	855	1,141,660
Series M, 7.40%, 03/28/24		3,000	4,141,855
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	6	6,298
5.75%, 04/01/27		44	46,970
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		130	136,175
Wynn Macau Ltd., 5.50%, 10/01/27(a)		400	394,500
Yum! Brands, Inc.:
3.88%, 11/01/23		27	27,743
5.35%, 11/01/43		44	41,800

			15,882,217

Household Durables — 0.2%
Algeco Global Finance PLC, 8.00%, 02/15/23(a)		400	400,300
Lennar Corp.:
6.25%, 12/15/21		196	207,515
4.88%, 12/15/23		85	91,163
4.75%, 05/30/25		90	96,300
5.25%, 06/01/26		38	41,373
4.75%, 11/29/27		239	259,912
Mattamy Group Corp.(a):
6.88%, 12/15/23		76	79,135
6.50%, 10/01/25		96	101,760
MDC Holdings, Inc., 6.00%, 01/15/43		72	73,800
Meritage Homes Corp., 5.13%, 06/06/27		52	54,730
PulteGroup, Inc., 6.38%, 05/15/33		216	234,900
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		161	172,672
Tempur Sealy International, Inc.:
5.63%, 10/15/23		2	2,060
5.50%, 06/15/26		67	70,015
TRI Pointe Group, Inc.:
4.88%, 07/01/21		73	75,281
5.25%, 06/01/27		28	28,420

			1,989,336

Household Products — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24(a)		59	60,549
Energizer Holdings, Inc.(a):
6.38%, 07/15/26		29	30,559
7.75%, 01/15/27		267	292,031

			383,139

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.:
4.50%, 03/15/23		3	3,084
4.88%, 05/15/23		27	27,371
6.00%, 05/15/26		174	186,570
5.13%, 09/01/27		124	132,932
Calpine Corp.:
5.38%, 01/15/23		667	676,118
5.88%, 01/15/24(a)		184	187,930
5.50%, 02/01/24		39	39,292
5.75%, 01/15/25		287	291,305
5.25%, 06/01/26(a)		472	477,900

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers (continued)
Clearway Energy Operating LLC:
5.38%, 08/15/24	USD	212	$217,300
5.75%, 10/15/25(a)		146	152,208
Colbun SA, 3.95%, 10/11/27(a)		200	207,750
Genneia SA, 8.75%, 01/20/22(a)		370	199,800
NRG Energy, Inc.:
6.63%, 01/15/27		807	871,560
5.75%, 01/15/28		198	213,345
5.25%, 06/15/29(a)		346	369,206
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		63	64,553
6.63%, 06/15/25(g)		15	15,825
5.00%, 01/31/28		128	133,282
Vistra Energy Corp., 5.88%, 06/01/23		7	7,140

			4,474,471

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(a)		248	262,260
General Electric Co., 6.88%, 01/10/39		135	171,986
Smiths Group PLC, 3.63%, 10/12/22(a)		360	366,516
Vertiv Group Corp., 9.25%, 10/15/24(a)		294	277,830

			1,078,592

Insurance — 2.2%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(a)		79	85,123
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(a)		790	806,787
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,554,251
AmWINS Group, Inc., 7.75%, 07/01/26(a)		143	150,150
Aon PLC:
3.88%, 12/15/25		1,445	1,566,828
4.60%, 06/14/44		500	585,945
AXA SA(3 mo. Euribor + 3.05%), 5.25%, 04/16/40(d)	EUR	500	567,165
CNO Financial Group, Inc., 5.25%, 05/30/29	USD	214	236,470
Five Corners Funding Trust, 4.42%, 11/15/23(a)		2,050	2,225,975
GTCR AP Finance, Inc., 8.00%, 05/15/27(a)		171	173,992
Hartford Financial Services Group, Inc., 5.13%, 04/15/22		1,860	2,014,280
HUB International Ltd., 7.00%, 05/01/26(a)		858	870,870
Liberty Mutual Group, Inc., 6.50%, 05/01/42(a)		2,000	2,847,714
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(3 mo. Euribor + 3.50%), 6.00%, 05/26/41(d)	EUR	400	486,593
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23	USD	357	369,702
9.13%, 07/15/26		143	151,223
Nationwide Building Society(5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(d)		720	715,399
Prudential Financial, Inc.:
5.90%, 03/17/36		500	649,264
5.70%, 12/14/36		1,625	2,173,501
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(a)		700	818,839

			19,050,071

Interactive Media & Services — 0.3%
Equinix, Inc., 2.88%, 03/15/24	EUR	100	114,286
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)	USD	184	194,120
Match Group, Inc., 5.63%, 02/15/29(a)		107	115,961
Netflix, Inc.:
4.88%, 04/15/28		31	32,434

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interactive Media & Services (continued)
5.88%, 11/15/28	USD	455	$509,031
3.88%, 11/15/29	EUR	100	118,753
5.38%, 11/15/29(a)	USD	544	591,600
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		99	90,832
Symantec Corp., 5.00%, 04/15/25(a)		120	120,791
Uber Technologies, Inc.(a):
7.50%, 11/01/23		208	217,360
8.00%, 11/01/26		112	117,810
United Group BV, 4.38%, 07/01/22	EUR	126	141,591

			2,364,569

IT Services — 0.4%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		100	98,914
9.75%, 09/01/26(a)	USD	855	778,050
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	1,174,702
Gartner, Inc., 5.13%, 04/01/25(a)		209	219,187
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	119,687
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(a)	USD	508	525,145
WEX, Inc., 4.75%, 02/01/23(a)		105	105,787
Xerox Corp.:
4.80%, 03/01/35		203	176,102
6.75%, 12/15/39		2	2,019

			3,199,593

Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(a)		528	542,520

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,304,803

Machinery — 0.3%
Colfax Corp.(a):
6.00%, 02/15/24		283	301,749
6.38%, 02/15/26		201	218,587
Manitowoc Co., Inc., 9.00%, 04/01/26(a)		151	150,245
Mueller Water Products, Inc., 5.50%, 06/15/26(a)		192	202,080
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	108,819
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)	USD	406	418,180
SPX FLOW, Inc.(a):
5.63%, 08/15/24		149	155,519
5.88%, 08/15/26		35	36,925
Terex Corp., 5.63%, 02/01/25(a)		365	371,413
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		484	438,020
Wabash National Corp., 5.50%, 10/01/25(a)		176	173,564

			2,575,101

Media — 5.4%
Altice Financing SA(a):
6.63%, 02/15/23		403	415,594
7.50%, 05/15/26		592	630,480
Altice France SA(a):
7.38%, 05/01/26		1,106	1,180,655
8.13%, 02/01/27		678	747,495
Altice Luxembourg SA(a):
7.75%, 05/15/22		642	658,387
7.63%, 02/15/25		448	463,120
10.50%, 05/15/27		688	748,200
AMC Networks, Inc.:
4.75%, 12/15/22		2	2,030
5.00%, 04/01/24		2	2,060
4.75%, 08/01/25		506	516,752

Security	Par (000)		Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
5.38%, 05/01/25	USD	3	$3,116
5.13%, 05/01/27		880	930,591
5.88%, 05/01/27		18	19,170
5.00%, 02/01/28		434	455,700
5.38%, 06/01/29		854	912,712
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		4,700	5,193,520
Clear Channel International BV, 8.75%, 12/15/20(a)		317	323,933
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,132	1,156,530
9.25%, 02/15/24(a)		1,078	1,181,757
5.13%, 08/15/27(a)		1,084	1,134,135
Series B, 6.50%, 11/15/22		459	468,947
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	3,198,773
Comcast Corp.:
6.45%, 03/15/37		790	1,132,527
4.60%, 08/15/45		2,000	2,413,419
4.70%, 10/15/48		3,000	3,758,863
CSC Holdings LLC:
6.75%, 11/15/21		137	147,960
5.38%, 07/15/23(a)		340	349,438
5.25%, 06/01/24		240	256,800
6.63%, 10/15/25(a)		200	214,116
10.88%, 10/15/25(a)		654	742,290
5.50%, 05/15/26(a)		200	211,500
5.38%, 02/01/28(a)		200	213,552
6.50%, 02/01/29(a)		229	256,623
5.75%, 01/15/30(a)		306	320,153
Series 144S, 5.13%, 12/15/21(a)		321	321,401
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)		516	541,800
Discovery Communications LLC:
3.25%, 04/01/23		1,850	1,907,656
3.45%, 03/15/25		210	216,710
DISH DBS Corp.:
6.75%, 06/01/21		443	466,612
5.88%, 07/15/22		680	703,800
5.00%, 03/15/23		284	278,675
5.88%, 11/15/24		14	13,318
eircom Finance DAC, 3.50%, 05/15/26	EUR	100	117,324
Entercom Media Corp., 6.50%, 05/01/27(a)	USD	173	179,055
Entertainment One Ltd., 4.63%, 07/15/26	GBP	100	132,376
Gray Television, Inc.(a):
5.13%, 10/15/24	USD	3	3,098
7.00%, 05/15/27		137	149,803
Hughes Satellite Systems Corp., 5.25%, 08/01/26		110	116,600
iHeartCommunications, Inc.:
6.38%, 05/01/26		98	106,038
5.25%, 08/15/27(a)		199	209,235
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		494	449,540
8.50%, 10/15/24(a)		464	460,520
9.75%, 07/15/25(a)		543	557,254
Interpublic Group of Cos., Inc., 3.75%, 02/15/23		2,000	2,102,950
Lamar Media Corp., 5.75%, 02/01/26		75	79,500
Level 3 Parent LLC, 5.75%, 12/01/22		222	223,665
MDC Partners, Inc., 6.50%, 05/01/24(a)		116	105,560
Meredith Corp., 6.88%, 02/01/26		110	116,050
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(a)		108	112,107

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25	USD	32	$33,080
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		104	106,210
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(a)		43	43,860
Sable International Finance Ltd., 5.75%, 09/07/27(a)		200	209,000
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24		92	96,025
5.38%, 04/15/25		3	3,113
5.38%, 07/15/26		2	2,113
5.00%, 08/01/27		452	476,860
5.50%, 07/01/29		298	324,734
TCI Communications, Inc., 7.88%, 02/15/26		610	804,294
TEGNA, Inc., 5.50%, 09/15/24(a)		45	46,125
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		200	203,400
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	70	84,434
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(a)	USD	78	84,386
Univision Communications, Inc.(a):
5.13%, 05/15/23		202	199,475
5.13%, 02/15/25		52	50,174
Viacom, Inc., 5.85%, 09/01/43		645	813,959
Videotron Ltd., 5.13%, 04/15/27(a)		227	238,918
Virgin Media Finance PLC, 5.75%, 01/15/25(a)		515	535,451
Virgin Media Secured Finance PLC, 4.88%, 01/15/27	GBP	100	126,993
Walt Disney Co., 7.63%, 11/30/28(a)	USD	385	544,602
Ziggo Bond Co. BV(a):
5.88%, 01/15/25		260	268,775
6.00%, 01/15/27		150	156,375
Ziggo BV, 5.50%, 01/15/27(a)		314	331,254

			45,815,155

Metals & Mining — 0.9%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)		197	208,328
Constellium SE(a):
5.75%, 05/15/24		1,082	1,114,460
6.63%, 03/01/25		264	276,375
5.88%, 02/15/26		269	280,432
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		416	417,040
3.88%, 03/15/23		924	933,610
5.00%, 09/01/27		140	139,650
5.25%, 09/01/29		151	149,718
5.40%, 11/14/34		245	235,200
5.45%, 03/15/43		872	795,700
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		200	213,000
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		164	155,595
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)		84	88,200
Nexa Resources SA, 5.38%, 05/04/27(a)		299	313,090
Novelis Corp.(a):
6.25%, 08/15/24		881	922,847
5.88%, 09/30/26		281	296,806
Rio Tinto Finance USA PLC, 4.75%, 03/22/42		400	506,671
Steel Dynamics, Inc.:
5.25%, 04/15/23		40	40,640
5.50%, 10/01/24		48	49,464
4.13%, 09/15/25		147	148,103

Security	Par (000)		Value

Metals & Mining (continued)
thyssenkrupp AG, 2.88%, 02/22/24	EUR	51	$58,064
Vale Overseas Ltd., 6.25%, 08/10/26	USD	237	272,965

			7,615,958

Multi-Utilities — 0.0%
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(a)		187	195,883

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(a)		135	139,050

Oil, Gas & Consumable Fuels — 5.7%
Aker BP ASA, 4.75%, 06/15/24(a)		310	316,975
Anadarko Petroleum Corp., 5.55%, 03/15/26		1,500	1,698,689
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		250	264,498
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		35	32,988
Antero Resources Corp., 5.38%, 11/01/21		27	26,224
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(a)		172	172,430
Berkshire Hathaway Energy Co., 5.95%, 05/15/37		750	1,047,987
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		90	82,575
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25		120	106,800
California Resources Corp., 8.00%, 12/15/22(a)		77	44,275
Callon Petroleum Co.:
6.13%, 10/01/24		129	125,130
Series WI, 6.38%, 07/01/26		165	160,050
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		169	161,648
8.25%, 07/15/25		128	124,160
Cenovus Energy, Inc., 4.25%, 04/15/27		400	417,602
Centennial Resource Production LLC, 6.88%, 04/01/27(a)		134	134,000
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		378	436,117
5.88%, 03/31/25		335	373,525
5.13%, 06/30/27		545	601,544
Cheniere Energy Partners LP:
5.63%, 10/01/26		135	142,425
Series WI, 5.25%, 10/01/25		33	34,114
Chesapeake Energy Corp.:
6.63%, 08/15/20		179	178,561
4.88%, 04/15/22		112	92,820
5.75%, 03/15/23		45	36,000
7.00%, 10/01/24		108	82,350
8.00%, 03/15/26(a)		100	71,500
8.00%, 06/15/27		304	219,643
CNX Resources Corp., 5.88%, 04/15/22		732	708,210
Comstock Resources, Inc., 9.75%, 08/15/26		93	69,982
ConocoPhillips, 6.50%, 02/01/39		600	881,251
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		685	938,400
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		286	294,580
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		127	90,170
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		11	11,193
5.63%, 05/01/27(a)		238	237,924
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		664	657,360
DCP Midstream Operating LP:
5.38%, 07/15/25		118	124,785

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.13%, 05/15/29	USD	97	$99,430
6.45%, 11/03/36(a)		148	155,030
6.75%, 09/15/37(a)		222	233,100
Denbury Resources, Inc.(a):
9.00%, 05/15/21		48	43,680
9.25%, 03/31/22		198	166,320
Devon Energy Corp., 5.85%, 12/15/25		1,000	1,197,668
eG Global Finance PLC:
4.38%, 02/07/25	EUR	100	106,745
6.75%, 02/07/25(a)	USD	241	232,565
Enbridge, Inc.(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(d)		1,935	2,017,237
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		337	350,059
5.75%, 01/30/28		222	232,545
Energy Transfer Operating LP:
4.05%, 03/15/25		500	526,437
4.75%, 01/15/26		1,250	1,366,525
5.30%, 04/15/47		540	586,844
EnLink Midstream LLC, 5.38%, 06/01/29		50	48,925
EnLink Midstream Partners LP:
4.40%, 04/01/24		144	142,560
4.15%, 06/01/25		14	13,370
4.85%, 07/15/26		22	21,560
5.60%, 04/01/44		122	103,090
5.05%, 04/01/45		147	121,275
5.45%, 06/01/47		16	13,520
EOG Resources, Inc., 5.10%, 01/15/36		200	247,997
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		120	90,000
5.63%, 02/01/26		221	145,860
Frontera Energy Corp., 9.70%, 06/25/23(a)		384	407,280
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		48	47,640
5.63%, 06/15/24		23	21,965
6.50%, 10/01/25		59	57,451
6.25%, 05/15/26		74	70,699
GNL Quintero SA, 4.63%, 07/31/29(a)		200	214,750
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(a)		396	347,490
Hess Corp., 4.30%, 04/01/27		1,100	1,151,495
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		128	132,480
Impulsora Pipeline LLC, 6.05%, 01/01/43(c)		1,762	1,893,034
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		216	178,200
KeySpan Gas East Corp., 5.82%, 04/01/41(a)		1,010	1,375,019
Kinder Morgan, Inc.:
4.30%, 06/01/25		1,750	1,899,111
5.05%, 02/15/46		1,750	1,967,264
Marathon Petroleum Corp., 6.50%, 03/01/41		2,049	2,605,778
Matador Resources Co., 5.88%, 09/15/26		214	207,312
MEG Energy Corp.(a):
6.38%, 01/30/23		105	99,225
7.00%, 03/31/24		37	35,196
6.50%, 01/15/25		494	496,470
Murphy Oil Corp.:
5.75%, 08/15/25		65	65,793
5.63%, 12/01/42		63	54,810
Nabors Industries, Inc.:
5.00%, 09/15/20		18	17,910
4.63%, 09/15/21		116	110,490
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(a)		53	54,352

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
NGPL PipeCo LLC, 7.77%, 12/15/37(a)	USD	254	$331,160
Noble Holding International Ltd.:
7.75%, 01/15/24		14	9,310
7.88%, 02/01/26(a)		390	314,925
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 8.50%, 05/15/23(e)		33	33,619
NuStar Logistics LP, 6.00%, 06/01/26		99	106,177
Pacific Drilling SA, 8.38%, 10/01/23(a)		463	422,487
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		94	97,525
5.38%, 01/15/25		134	136,680
5.25%, 08/15/25		40	40,600
5.63%, 10/15/27		222	228,660
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25		123	127,417
PDC Energy, Inc.:
6.13%, 09/15/24		69	68,827
5.75%, 05/15/26		79	77,215
Petrobras Global Finance BV:
5.30%, 01/27/25		178	192,676
8.75%, 05/23/26		222	277,389
7.38%, 01/17/27		150	178,066
6.00%, 01/27/28		239	261,765
7.25%, 03/17/44		220	260,219
Petroleos Mexicanos:
6.38%, 02/04/21		200	205,600
5.38%, 03/13/22		27	27,608
6.50%, 03/13/27		148	151,159
QEP Resources, Inc.:
6.88%, 03/01/21		113	112,152
5.38%, 10/01/22		169	152,100
5.25%, 05/01/23		67	58,625
5.63%, 03/01/26		101	81,810
Range Resources Corp.:
5.75%, 06/01/21		76	75,240
5.88%, 07/01/22		38	36,385
5.00%, 08/15/22		45	41,963
4.88%, 05/15/25		124	101,680
Rowan Cos., Inc., 4.88%, 06/01/22		318	259,170
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	2,011,225
SM Energy Co.:
6.13%, 11/15/22		63	58,590
5.00%, 01/15/24		170	148,750
5.63%, 06/01/25		35	29,750
6.75%, 09/15/26		9	7,650
Southwestern Energy Co.:
6.20%, 01/23/25		99	86,625
7.75%, 10/01/27		52	45,240
SRC Energy, Inc., 6.25%, 12/01/25		34	33,703
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,406,224
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26		310	320,687
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		85	89,462
Series WI, 4.88%, 01/15/23		127	129,857
Series WI, 5.50%, 02/15/26		21	21,788
Series WI, 5.88%, 03/15/28		4	4,160
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
4.75%, 10/01/23		15	14,869
5.50%, 09/15/24		238	232,050
5.50%, 01/15/28		406	382,147

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25	USD	95	$97,375
5.88%, 04/15/26		254	266,065
5.38%, 02/01/27		2	2,064
6.50%, 07/15/27(a)		195	211,575
5.00%, 01/15/28		98	98,490
6.88%, 01/15/29(a)		566	625,430
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	571,397
Transocean Pontus Ltd., 6.13%, 08/01/25(a)		48	48,728
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)		173	180,569
Transocean Sentry Ltd., 5.38%, 05/15/23(a)		79	78,210
Transocean, Inc., 7.25%, 11/01/25(a)		117	106,470
Western Midstream Operating LP, 5.38%, 06/01/21		1,425	1,473,414
Williams Cos., Inc.:
3.90%, 01/15/25		1,150	1,210,124
4.00%, 09/15/25		750	799,583
WPX Energy, Inc.:
8.25%, 08/01/23		74	82,325
5.25%, 09/15/24		75	76,125
5.75%, 06/01/26		6	6,225
YPF SA, 8.50%, 07/28/25		316	210,140

			48,607,336

Paper & Forest Products — 0.1%
International Paper Co., 6.00%, 11/15/41		870	1,080,973
Norbord, Inc., 6.25%, 04/15/23(a)		111	117,660

			1,198,633

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(a)		46	43,470

Pharmaceuticals — 2.4%
AbbVie, Inc.:
3.60%, 05/14/25		870	907,051
3.20%, 05/14/26(h)		500	511,793
4.45%, 05/14/46		2,095	2,216,469
Allergan Funding SCS:
3.80%, 03/15/25		3,250	3,413,764
4.55%, 03/15/35		2,140	2,301,451
Allergan Sales LLC, 5.00%, 12/15/21(a)		758	797,327
Bausch Health Americas, Inc.(a):
8.50%, 01/31/27		777	862,454
9.25%, 04/01/26		91	103,058
Bausch Health Cos., Inc.:
5.50%, 03/01/23(a)		131	132,310
4.50%, 05/15/23	EUR	276	307,129
5.88%, 05/15/23(a)	USD	384	388,800
7.00%, 03/15/24(a)		475	501,676
6.13%, 04/15/25(a)		157	161,710
5.50%, 11/01/25(a)		906	950,149
9.00%, 12/15/25(a)		394	441,773
5.75%, 08/15/27(a)		216	231,660
7.00%, 01/15/28(a)		274	287,133
7.25%, 05/30/29(a)		341	360,608
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(a)		167	174,951
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		234	250,357
CVS Health Corp.:
5.13%, 07/20/45		700	813,357
5.05%, 03/25/48(h)		1,221	1,422,100
Eagle Holding Co. II LLC, (7.75% Cash), 7.75%, 05/15/22(a)(e)		209	211,351

Security	Par (000)		Value

Pharmaceuticals (continued)
Elanco Animal Health, Inc., 4.90%, 08/28/28	USD	184	$200,508
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(a)		907	936,477
MEDNAX, Inc., 6.25%, 01/15/27(a)		375	367,500
Mylan NV, 3.95%, 06/15/26		750	779,307
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)		417	388,853
Rossini Sarl, 6.75%, 10/30/25	EUR	112	134,456

			20,555,532

Professional Services — 0.0%
Dun & Bradstreet Corp., 10.25%, 02/15/27(a)	USD	128	139,840

Real Estate Management & Development — 0.1%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	118,148
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	USD	124	127,143
Howard Hughes Corp., 5.38%, 03/15/25(a)		83	85,490
Newmark Group, Inc., 6.13%, 11/15/23		64	69,498
Residomo SRO, 3.38%, 10/15/24	EUR	100	114,404

			514,683

Road & Rail — 1.1%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	USD	1,890	2,592,622
CSX Corp., 4.75%, 05/30/42		350	420,525
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)		122	119,255
Herc Holdings, Inc., 5.50%, 07/15/27(a)		262	271,170
Hertz Corp., 7.63%, 06/01/22(a)		307	319,679
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	115,568
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)	USD	5,000	5,457,812
United Rentals North America, Inc.:
5.88%, 09/15/26		135	144,788
5.25%, 01/15/30		142	151,762

			9,593,181

Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		51	57,568
Analog Devices, Inc., 3.90%, 12/15/25		470	506,181
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	2,851,255
Qorvo, Inc., 5.50%, 07/15/26		368	392,847
QUALCOMM, Inc., 4.65%, 05/20/35		250	294,306
Sensata Technologies BV, 5.00%, 10/01/25(a)		370	392,200

			4,494,357

Software — 2.0%
ACI Worldwide, Inc., 5.75%, 08/15/26(a)		429	450,450
CA, Inc., 3.60%, 08/15/22		705	718,731
CDK Global, Inc.:
4.88%, 06/01/27		440	454,626
5.25%, 05/15/29(a)		84	86,730
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)		790	853,200
Infor US, Inc., 6.50%, 05/15/22		1,519	1,543,684
Informatica LLC, 7.13%, 07/15/23(a)		589	599,307
Microsoft Corp., 3.50%, 11/15/42		4,000	4,509,512
Nuance Communications, Inc.:
6.00%, 07/01/24		59	61,360
5.63%, 12/15/26		163	171,761
Oracle Corp., 5.38%, 07/15/40		3,025	4,054,782
PTC, Inc., 6.00%, 05/15/24		125	130,938
RP Crown Parent LLC, 7.38%, 10/15/24(a)		461	480,459
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		1,120	1,187,200

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)	USD	177	$181,868
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		936	982,800
TIBCO Software, Inc., 11.38%, 12/01/21(a)		478	501,900
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(a)		200	198,000

			17,167,308

Specialty Retail — 0.7%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		159	164,366
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(a)		234	237,510
Group 1 Automotive, Inc.:
5.00%, 06/01/22		110	111,100
5.25%, 12/15/23(a)		13	13,325
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,342,443
IAA, Inc., 5.50%, 06/15/27(a)		225	239,625
L Brands, Inc.:
6.88%, 11/01/35		215	181,675
6.75%, 07/01/36		49	41,160
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,000	1,115,067
Penske Automotive Group, Inc., 5.50%, 05/15/26		22	23,045
PetSmart, Inc.(a):
7.13%, 03/15/23		99	92,070
5.88%, 06/01/25		498	488,040
Staples, Inc.(a):
7.50%, 04/15/26		734	741,340
10.75%, 04/15/27		121	122,210

			5,912,976

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 4.65%, 02/23/46		2,400	3,063,373
Dell International LLC/EMC Corp., 7.13%, 06/15/24(a)		535	564,008
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		1,500	1,660,908
NCR Corp.(a):
5.75%, 09/01/27		134	141,512
6.13%, 09/01/29		134	142,224
Western Digital Corp., 4.75%, 02/15/26		356	364,348

			5,936,373

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(a)		97	103,303

Thrifts & Mortgage Finance — 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22		17	17,680
5.25%, 10/01/25		139	141,780

			159,460

Tobacco — 1.1%
Altria Group, Inc.:
9.95%, 11/10/38		516	868,783
10.20%, 02/06/39		894	1,533,579
5.38%, 01/31/44		2,000	2,365,162
3.88%, 09/16/46		1,250	1,227,293
Reynolds American, Inc.:
4.45%, 06/12/25		635	687,250
7.00%, 08/04/41		1,000	1,262,300
5.85%, 08/15/45		1,500	1,688,676

			9,633,043

Transportation Infrastructure — 0.2%
I 595 Express LLC, 3.31%, 12/31/31(c)		819	842,428
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)		370	398,212

Security	Par (000)		Value

Transportation Infrastructure (continued)
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(a)	USD	580	$622,048

			1,862,688

Utilities — 0.2%
AES Argentina Generacion SA, 7.75%, 02/02/24(a)		370	225,656
AES Panama SRL, 6.00%, 06/25/22(a)		228	234,341
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	114,139
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)	USD	370	185,000
Orano SA, 3.38%, 04/23/26	EUR	100	119,863
Stoneway Capital Corp., 10.00%, 03/01/27(a)	USD	491	269,785
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		56	58,800
5.63%, 02/15/27		196	207,515
5.00%, 07/31/27		107	110,477

			1,525,576

Wireless Telecommunication Services — 1.0%
C&W Senior Financing DAC, 6.88%, 09/15/27(a)		423	450,448
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(a)		1,000	1,032,813
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24		26	26,845
5.38%, 03/15/27		115	122,044
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	100	112,653
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(a)	USD	74	73,445
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	3,521,668
Sprint Capital Corp.:
6.88%, 11/15/28		175	194,031
8.75%, 03/15/32		82	102,703
Sprint Corp.:
7.88%, 09/15/23		292	328,500
7.13%, 06/15/24		558	616,847
7.63%, 02/15/25		197	220,394
7.63%, 03/01/26		587	659,641
T-Mobile USA, Inc.:
5.13%, 04/15/25		77	80,220
6.50%, 01/15/26		42	45,150
4.50%, 02/01/26		402	417,075
4.75%, 02/01/28		314	330,479

			8,334,956

Total Corporate Bonds — 61.4% (Cost — $475,133,857)			523,149,213

Floating Rate Loan Interests — 1.6%

Aerospace & Defense — 0.0%
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 12/06/25(b)(c)		33	32,999

Air Freight & Logistics — 0.0%
WestJet Airlines Ltd., Term Loan B, 08/06/26(b)(i)		179	179,392

Auto Components — 0.0%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 04/30/26(b)		200	197,180

Capital Markets — 0.0%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 6.00%, 06/03/26(b)		119	118,666

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Travelport Finance (Luxembourg) Sarl, 2019 Term Loan, (3 mo. LIBOR + 5.00%), 7.54%, 05/29/26(b)	USD	219	$201,285

			319,951

Chemicals — 0.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24(b)		337	327,310
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 05/16/24(b)		51	50,905
Invictus US LLC, 2nd Lien Term Loan, (2 mo. LIBOR + 6.75%), 8.90%, 03/30/26(b)		37	36,428
Momentive Performance Materials, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 05/15/24(b)		40	39,026

			453,669

Commercial Services & Supplies — 0.1%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.61%, 08/04/25(b)		261	264,605
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/30/25(b)		181	179,741
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.61%, 08/27/25(b)		666	666,699

			1,111,045

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.51%, 06/21/24(b)		987	934,913

Containers & Packaging — 0.0%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 04/03/24(b)		100	96,862

Energy Equipment & Services — 0.1%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.11%, 03/01/24(b)		70	29,617
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.90%, 11/08/22(b)(c)		516	490,200

			519,817

Food & Staples Retailing — 0.0%
US Foods, Inc., 2019 Term Loan B, 08/14/26(b)(i)		92	92,154

Gas Utilities — 0.0%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.83%, 07/31/25(b)		21	20,688

Health Care Equipment & Supplies — 0.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.33%, 06/15/21(b)		415	412,843

Health Care Providers & Services — 0.1%
Concentra, Inc., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 8.96%, 06/01/23(b)		99	99,413
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/10/25(b)		509	392,653
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.88%, 07/02/25(b)		101	100,653
Sotera Health Holdings LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/15/22(b)		424	415,668

			1,008,387

Security	Par (000)		Value

Health Care Services — 0.0%
Emerald TopCo., Inc., Term Loan, (PRIME + 2.50%), 5.61%, 07/24/26(b)	USD	215	$213,747

Health Care Technology — 0.1%
Athenahealth, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.50%), 6.68%, 02/11/26(b)		482	479,752

Hotels, Restaurants & Leisure — 0.1%
NASCAR Holdings, Inc., Term Loan B, 07/26/26(b)(i)		115	115,551
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25(b)		298	298,752

			414,303

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.61%, 08/12/26(b)		49	48,924

Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 11/30/23(b)		390	366,323
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21(b)		113	111,256

			477,579

Insurance — 0.0%
Sedgwick Claims Management Services, Inc.(b):
2019 Incremental Term Loan B, 08/07/26(i)		144	143,399
Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 12/31/25		241	233,562

			376,961

IT Services — 0.0%
DigiCert Holdings, Inc., 2019 Term Loan B, 08/31/26(b)(i)		129	128,462

Machinery — 0.1%
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 03/28/25(b)		413	395,536

Media — 0.2%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.20%, 08/14/26(b)		97	95,638
Clear Channel Outdoor Holdings, Inc., Term Loan B, 08/21/26(b)(i)		507	506,366
Intelsat Jackson Holdings SA (b):
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.90%, 11/27/23		64	64,331
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.65%, 01/02/24		198	198,972
2017 Term Loan B5, (Fixed + 6.62%), 6.63%, 01/02/24		1,071	1,080,313

			1,945,620

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.11%, 05/09/25(b)		1,173	1,074,192

Oil, Gas & Consumable Fuels — 0.1%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.86%, 11/03/25(b)		45	39,801
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.49%, 12/31/21(b)		211	187,206

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
CITGO Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.24%, 07/24/23(b)	USD	159	$160,987
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 09/27/24(b)		127	126,366

			514,360

Pharmaceuticals — 0.0%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24(b)		150	136,349

Professional Services — 0.0%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 7.15%, 02/06/26(b)		184	184,383

Software — 0.2%
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/01/25(b)		1,105	1,109,743
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 02/01/22(b)		83	82,680
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.50%, 11/01/24(b)		352	360,255
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 11/29/24(b)		129	120,698
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.25%, 06/30/26(b)		122	121,885
Ultimate Software Group, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.08%, 05/04/26(b)		54	53,973
Veritas Bermuda Ltd., Repriced Term Loan B, 01/27/23(b)(i)		52	49,533

			1,898,767

Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, 08/15/26(b)(i)		257	256,679

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 09/09/21(b)(c)		94	94,164

Total Floating Rate Loan Interests — 1.6% (Cost — $14,375,799)			14,019,678

Foreign Agency Obligations — 2.3%
Argentine Republic Government International Bond:
6.88%, 04/22/21		150	62,625
4.63%, 01/11/23		67	25,628
Colombia Government International Bond:
8.13%, 05/21/24		290	363,225
4.50%, 01/28/26		200	221,313
3.88%, 04/25/27		268	290,194
Cyprus Government International Bond, 4.63%, 02/03/20(a)	EUR	1,210	1,356,101
Egypt Government International Bond, 5.75%, 04/29/20	USD	626	632,260
Iceland Government International Bond, 5.88%, 05/11/22		3,555	3,932,293
Indonesia Government International Bond, 4.75%, 01/08/26		380	424,056
Indonesia Treasury Bond, 6.13%, 05/15/28	IDR	6,679,000	431,063
Italian Government International Bond, 5.38%, 06/15/33	USD	2,925	3,393,596

Security	Par (000)		Value

Foreign Agency Obligations (continued)
Mexico Government International Bond:
4.15%, 03/28/27	USD	260	$278,200
3.75%, 01/11/28		200	208,800
Nigeria Government International Bond, 7.63%, 11/21/25		400	438,250
Portugal Government International Bond, 5.13%, 10/15/24(a)		3,970	4,545,475
Qatar Government International Bond:
4.50%, 04/23/28		660	773,850
4.00%, 03/14/29(a)		440	502,562
Republic of South Africa Government International Bond, 5.88%, 05/30/22		220	235,400
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		400	438,000
4.25%, 06/23/27		400	426,000
Saudi Government International Bond, 4.50%, 04/17/30		278	324,843
Turkey Government International Bond, 6.25%, 09/26/22		200	202,000
Ukraine Government International Bond, 9.75%, 11/01/28		200	235,750

Total Foreign Agency Obligations — 2.3% (Cost — $18,990,394)			19,741,484

Municipal Bonds — 3.2%

California — 0.9%
East Bay Municipal Utility District Water System Revenue, RB, Build America Bonds, 5.87%, 06/01/40		1,900	2,740,579
State of California, GO, Build America Bonds, Various Purpose, 7.63%, 03/01/40		1,720	2,869,338
University of California, RB, Build America Bonds, 5.95%, 05/15/45		885	1,250,514
State of California, GO, Build America Bonds, Various Purpose, 7.55%, 04/01/39		280	469,437

			7,329,868

Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A, 7.06%, 04/01/57		1,989	2,808,926

Illinois — 0.3%
State of Illinois, GO, Pension, 5.10%, 06/01/33(h)		2,000	2,176,000

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 01/15/40		2,535	3,571,080

New York — 1.3%
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		1,295	2,137,799
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series GG, Build America Bonds, 5.72%, 06/15/42		1,390	2,065,415
Series EE, 5.50%, 06/15/43(j)		930	982,498
New York State Dormitory Authority, RB, Build America Bonds:
5.60%, 03/15/40		1,900	2,570,149
5.63%, 03/15/39		1,100	1,436,820
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	1,047,906

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

New York (continued)
New York City Water & Sewer System, RB, 2nd General Resolution:
5.38%, 06/15/43(j)	USD	510	$538,703
5.38%, 06/15/43		260	272,613

			11,051,903

Total Municipal Bonds — 3.2% (Cost — $20,424,060)			26,937,777

Non-Agency Mortgage-Backed Securities — 4.4%

Collateralized Mortgage Obligations — 0.3%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 03/25/37		447	402,502
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		878	875,453
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 2.36%, 03/20/47(b)		698	602,340
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 4.31%, 06/19/35(k)		239	243,789
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		32	70,835
Series 2007-4F, Class 3A1, 6.00%, 07/25/37		141	124,629
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		60	42,316
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 4.56%, 05/25/36(k)		383	347,721
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 3.25%, 05/25/47(b)		160	152,616

			2,862,201

Commercial Mortgage-Backed Securities — 4.1%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33(a)(k)		4,170	4,428,733
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.39%, 09/10/46(k)		7,183	7,884,699
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,131	1,176,318
Commercial Mortgage Trust(k):
Series 2013-CR11, Class B, 5.28%, 08/10/50		7,000	7,654,355
Series 2015-CR22, Class C, 4.25%, 03/10/48		5,000	5,344,683
Series 2015-LC19, Class C, 4.39%, 02/10/48		3,500	3,735,248
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.42%, 04/15/50(k)		1,000	1,063,235
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.56%, 07/13/29(a)(k)		3,200	3,208,812

			34,496,083

Total Non-Agency Mortgage-Backed Securities — 4.4% (Cost — $35,116,315)			37,358,284

Preferred Securities — 10.4%

Capital Trusts — 9.7%

Banks — 2.3%
Banco Bilbao Vizcaya Argentaria SA, 6.13%(d)(f)		2,000	1,882,500
Bankia SA, 6.38%(d)(f)		200	227,839
BNP Paribas SA, 7.20%(a)(d)(f)		2,000	2,215,000
Capital One Financial Corp., Series E, 5.55%(d)(f)		3,500	3,539,375
CIT Group, Inc., Series A, 5.80%(d)(f)		163	165,724

Security	Par (000)		Value

Banks (continued)
Credit Agricole SA(a)(d)(f):
6.63%	USD	1,400	$1,402,593
7.88%		1,000	1,105,350
Nordea Bank AB, 6.13%(a)(d)(f)		2,960	3,052,500
Wells Fargo & Co.,(d)(f):
Series Q, 5.85%		75	1,980,000
Series S, 5.90%		3,390	3,618,825
Series U, 5.88%		645	711,299

			19,901,005

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(d)(f)		100	115,618

Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series P, 5.00%(d)(f)		74	73,214
Morgan Stanley, Series H, 5.91%(d)(f)		2,627	2,633,567
State Street Corp., Series F, 5.25%(d)(f)		2,000	2,037,500

			4,744,281

Diversified Financial Services — 4.2%
Bank of America Corp.,(d)(f):
Series AA, 6.10%		409	445,810
Series DD, 6.30%		45	50,794
Series FF, 5.88%		3,500	3,805,200
Series V, 5.80%		24	24,053
Series X, 6.25%		4,620	5,035,800
Series Z, 6.50%		87	97,440
Bank of New York Mellon Corp.,(d)(f):
Series D, 4.50%		2,000	1,965,000
Series E, 4.95%		2,000	2,039,080
Credit Suisse Group AG, 6.38%(a)(d)(f)		300	309,900
HBOS Capital Funding LP, 6.85%(f)		100	101,682
HSBC Holdings PLC(d)(f):
6.00%		435	436,087
6.50%		1,090	1,120,193
JPMorgan Chase & Co.,(d)(f):
Series 1, 5.74%		5,079	5,105,411
Series FF, 5.00%		820	850,750
Series Q, 5.15%		3,000	3,075,000
Series R, 6.00%		70	74,550
Series S, 6.75%		90	100,237
Series U, 6.13%		500	538,125
Series V, 5.64%		6,430	6,417,140
Royal Bank of Scotland Group PLC, 8.63%(d)(f)		200	211,750
Societe Generale SA(a)(d)(f):
6.00%		3,000	3,006,678
7.88%		1,000	1,078,750

			35,889,430

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 5.88%(d)(f)		100	128,177

Electric Utilities — 0.9%
ComEd Financing III, 6.35%, 03/15/33		300	332,290
Electricite de France SA, 5.25%(a)(d)(f)		4,200	4,362,750
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(d)		2,750	2,933,785
RWE AG, 2.75%, 04/21/75(d)		10	11,226

			7,640,051

Insurance — 1.7%
Allstate Corp.(d):
6.50%, 05/15/67		4,100	4,786,750
Series B, 5.75%, 08/15/53		2,000	2,130,000
MetLife, Inc., 6.40%, 12/15/66		2,554	2,980,033
Voya Financial, Inc., 5.65%, 05/15/53(d)		4,500	4,724,415

			14,621,198

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV, 3.38%(d)(f)	USD	100		$117,162

Utilities — 0.0%
Electricite de France SA, 4.00%(d)(f)		100		120,483

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79(k)		100		115,525

Total Capital Trusts — 9.7% (Cost — $80,457,613)				83,392,930

	Shares

Preferred Stocks — 0.6%

Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series J, 5.50%(d)(f)		92,000		2,407,640
Morgan Stanley, Series K, 5.85%(d)(f)		66,567		1,797,309
SCE Trust III, Series H, 5.75%(d)(f)		25,314		635,128

				4,840,077

Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp., Series S, 8.25%(f)(k)		10,000		121,200

Total Preferred Stocks — 0.6% (Cost — $4,614,025)				4,961,277

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 8.64%(d)		29,583		808,799

Total Trust Preferreds — 0.1% (Cost — $779,529)				808,799

Total Preferred Securities— 10.4% (Cost — $85,851,167)				89,163,006

	Par (000)

U.S. Government Sponsored Agency Securities — 16.8%

Agency Obligations — 1.6%
Fannie Mae, 5.63%, 07/15/37(h)	USD	1,600		2,423,063
Federal Home Loan Bank(h):
5.25%, 12/09/22		1,375		1,534,193
5.37%, 09/09/24		4,025		4,753,092
Residual Funding Corp., 0.00%, 04/15/30(l)		6,055		4,912,673

				13,623,021

Collateralized Mortgage Obligations — 4.4%
Fannie Mae Mortgage-Backed Securities:
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,846,997
Series 2005-5, Class PK, 5.00%, 12/25/34		11		10,901
Series 1991-87, Class S, (1 mo. LIBOR + 26.68%), 21.00%, 08/25/21(b)		1		658
Series G-17, Class S, 848.09%, 06/25/21(k)		—	(m)	—
Series G-07, Class S, (1 mo. LIBOR + 1144.57%), 888.98%, 03/25/21(b)		—	(m)	7
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(m)	—
Series 1991-46, Class S, (1 mo. LIBOR + 2519.00%), 2,027.74%, 05/25/21(b)		—	(m)	—
Freddie Mac Mortgage-Backed Securities:
Series 4350, Class DY, 4.00%, 06/15/44		2,830		3,224,626
Series 4480, Class ZX, 4.00%, 11/15/44		6,496		7,440,376
Series 4549, Class TZ, 4.00%, 11/15/45		2,846		3,254,835
Series 4398, Class ZX, 4.00%, 09/15/54		9,339		11,279,987

	Par (000)			Value

Collateralized Mortgage Obligations (continued)
Series 1057, Class J, 1,008.00%, 03/15/21	USD	—	(m)	$—
Series 0192, Class U, (1 mo. LIBOR + 17.25%), 1,009.03%		—	(m)	—
Ginnie Mae Mortgage-Backed Securities, Series 2014-72, Class MQ, 4.00%, 02/20/44		8,858		10,220,627

				37,279,014

Interest Only Collateralized Mortgage Obligations — 0.4%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR + 9.20%), 1.20%, 04/25/23(b)		18		278
Series 2012-96, Class DI, 4.00%, 02/25/27		2,721		124,245
Series 2012-47, Class NI, 4.50%, 04/25/42		3,700		528,018
Series G92-05, Class H, 9.00%, 01/25/22		—	(m)	2
Series 094, Class 2, 9.50%, 08/25/21		—	(m)	4
Series 1990-136, Class S, (1 mo. LIBOR + 17.60%), 17.82%, 11/25/20(b)		—	(m)	—
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(m)	—
Series G-10, Class S, (1 mo. LIBOR + 1107.27%), 860.07%, 05/25/21(b)		—	(m)	—
Series 1991-099, Class L, 930.00%, 08/25/21		—	(m)	—
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(m)	—
Freddie Mac Mortgage-Backed Securities:
Series 1254, Class Z, 8.50%, 04/15/22		8		647
Series 1054, Class I, (1 mo. LIBOR + 881.40%), 679.03%, 03/15/21(b)		—	(m)	—
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 908.00%, 02/15/21(b)		—	(m)	—
Series 1056, Class KD, 1,084.50%, 03/15/21		—	(m)	—
Ginnie Mae Mortgage-Backed Securities:
Series 2009-78, Class SD, (1 mo. LIBOR + 6.20%), 4.03%, 09/20/32(b)		3,907		448,824
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 4.27%, 12/16/39(b)		1,356		188,823
Series 2011-52, Class NS, 4.47%, 04/16/41		11,714		2,210,380

				3,501,221

Mortgage-Backed Securities — 10.4%
Fannie Mae Mortgage-Backed Securities(h):
3.00%, 09/01/43		11,941		12,303,311
3.50%, 08/01/49		8,001		8,331,656
4.00%, 12/01/41 - 04/01/56		26,431		28,265,213
4.50%, 07/01/41 - 07/01/55		13,808		14,942,598
5.00%, 08/01/34		1,330		1,480,026
5.50%, 06/01/38		654		735,860
6.00%, 12/01/38		524		599,913
Freddie Mac Mortgage-Backed Securities(h):
3.00%, 04/01/33		7,290		7,485,642
3.50%, 07/01/49		11,800		12,323,467
4.50%, 03/01/47		1,639		1,768,111
Ginnie Mae Mortgage-Backed Securities:
5.50%, 08/15/33(h)		43		45,678
8.00%, 07/15/24		—	(m)	64

				88,281,539

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities(l):
Series 203, Class 1, 0.00%, 02/25/23		1		952
Series 1993-51, Class E, 0.00%, 02/25/23		3		3,119
Series 1993-70, Class A, 0.00%, 05/25/23		1		531
Series 0228, Class 1, 0.00%, 06/25/23		1		859

				5,461

Total U.S. Government Sponsored Agency Securities — 16.8% (Cost — $133,188,010)				142,690,256

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

	Par (000)		Value

U.S. Treasury Obligations — 22.9%
U.S. Treasury Bonds(h):
3.00%, 11/15/44	USD	61,400	$74,226,844
2.50%, 02/15/46(n)		66,500	73,830,586
2.75%, 11/15/47		2,000	2,338,359
U.S. Treasury Note, 3.00%, 09/30/25(h)		2,400	2,615,625
U.S. Treasury Notes:
2.75%, 09/30/20(h)		2,880	2,910,150
2.75%, 09/15/21		2,800	2,869,125
2.75%, 04/30/23(h)		2,800	2,931,359
2.75%, 08/31/23(h)		1,700	1,786,926
7.50%, 11/15/24(h)		8,200	10,695,875
2.75%, 08/31/25(h)(n)		14,800	15,903,063
2.88%, 08/15/28(h)		1,000	1,114,492
3.13%, 11/15/28(h)		3,000	3,415,430

Total U.S. Treasury Obligations — 22.9% (Cost — $172,888,772)			194,637,834

Total Long-Term Investments — 129.0% (Cost — $1,008,064,705)			1,098,901,650

Short-Term Securities — 2.1%

Foreign Agency Obligations — 0.0%
Nigeria Treasury Bill(l):
11.50%, 02/27/20	NGN	12,934	33,415
11.65%, 02/27/20		87,369	225,721

Total Foreign Agency Obligations — 0.0% (Cost — $261,998)			259,136

		Shares

Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.99%(o)(p)		17,476,265	17,476,265

Total Money Market Funds — 2.1% (Cost — $17,476,265)			17,476,265

Total Short-Term Securities — 2.1% (Cost — $17,738,263)			17,735,401

Options Purchased — 1.0% (Cost — $5,787,452)			8,630,824

Total Investments Before Options Written — 132.1% (Cost — $1,031,590,420)			1,125,267,875

Options Written — (1.0)% (Premiums Received — $8,608,351)			(8,654,296)

Total Investments, Net of Options Written — 131.1% (Cost — $1,022,982,069)			1,116,613,579

Liabilities in Excess of Other Assets — (31.1)%			(264,963,552)

Net Assets — 100.0%			$851,650,027

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Perpetual security with no stated maturity date.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(k)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(l)	Zero-coupon bond.
(m)	Amount is less than $500.
(n)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(o)	Annualized 7-day yield as of period end.

(p)

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 08/31/19	Value at 08/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,487,097	2,989,168	17,476,265	$17,476,265	$264,839	$—	$—

(a)	Includes net capital gain distributions, if applicable.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	0.00%	08/29/19	Open	$89,640	$89,640	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.92	08/29/19	Open	7,560	7,560	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	252,225	252,243	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.75)	08/29/19	Open	75,983	75,975	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	08/29/19	Open	63,363	63,370	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	05/07/19	Open	176,500	178,001	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.52	05/30/19	Open	65,544,500	65,981,718	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.52	05/30/19	Open	2,912,400	2,931,827	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.52	05/30/19	Open	2,880,500	2,889,590	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.57	05/30/19	Open	2,547,469	2,564,767	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	2.57	05/30/19	Open	2,250,000	2,265,279	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	2.57	05/30/19	Open	1,555,469	1,566,031	U.S. Government Sponsored Agency Securities	Open/Demand
Nomura Securities International, Inc.	2.52	05/30/19	Open	2,880,500	2,899,715	U.S. Treasury Obligations	Open/Demand
Deutsche Bank AG	2.19	07/17/19	Open	24,937,500	25,016,102	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	2,077,500	2,084,056	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	2,574,000	2,582,122	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	1,778,625	1,784,238	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	753,830	756,209	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	14,578,988	14,624,992	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	3,288,750	3,299,128	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	1,081,250	1,084,662	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	10,639,500	10,673,074	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	2.27	07/17/19	Open	40,632,054	40,760,271	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.25	07/19/19	Open	482,500	483,874	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	07/19/19	Open	1,263,735	1,267,333	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	6,022,000	6,029,469	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	4,164,000	4,169,165	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	8,110,000	8,120,059	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	1,719,000	1,721,132	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	584,000	584,724	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	2,052,000	2,054,545	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	1,755,000	1,757,177	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	2,338,000	2,340,900	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	1,406,000	1,407,744	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	705,000	705,874	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	17,006,000	17,027,092	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	2,000,000	2,002,481	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.35	08/12/19	9/12/19	6,337,000	6,344,860	U.S. Government Sponsored Agency Securities	Up to 30 Days
Nomura Securities International, Inc.	2.34	08/12/19	9/12/19	11,891,000	11,905,685	U.S. Government Sponsored Agency Securities	Up to 30 Days

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
TD Securities (USA) LLC	2.33%	08/12/19	9/12/19	$11,919,000	$11,933,657	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.36	08/16/19	9/17/19	7,251,066	7,257,246	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.36	08/16/19	9/17/19	47,059	47,099	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	0.25	08/27/19	Open	2,030,000	2,030,070	Municipal Bonds	Open/Demand

				$272,660,466	$273,620,756

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Canada Bond Future	47	12/18/19	$5,122	$(16,658)
10-Year U.S. Ultra Long Treasury Note	442	12/19/19	63,841	39,571
Ultra Long U.S. Treasury Bond	265	12/19/19	52,321	692,690
5-Year U.S. Treasury Note	1,679	12/31/19	201,441	(1,949)
Euro Stoxx 600 Index	1	09/20/19	7	(507)

				713,147

Short Contracts
10-Year U.S. Treasury Note	604	12/19/19	79,558	(38,285)
Long U.S. Treasury Bond	58	12/19/19	9,585	(30,664)
Long Gilt	1	12/27/19	163	(1,035)
2-Year U.S. Treasury Note	1,083	12/31/19	234,055	(17,494)
Euro-BOBL	1	09/06/19	150	(2,595)

				(90,073)

				$623,074

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,346,897	EUR	3,890,000	BNP Paribas S.A.	09/05/19	$71,272
USD	9,401,101	EUR	8,413,000	Goldman Sachs Bank USA	09/05/19	154,099
USD	125,695	EUR	113,200	JPMorgan Chase Bank N.A.	09/05/19	1,273
USD	423,460	GBP	347,000	BNP Paribas S.A.	09/05/19	1,212
USD	3,899,079	GBP	3,195,000	Nomura International PLC	09/05/19	11,240
USD	130,730	NZD	198,000	HSBC Bank PLC	09/05/19	5,966
CAD	5,286,343	EUR	3,590,000	Deutsche Bank AG	09/18/19	21,595
JPY	431,554,416	USD	4,040,000	Bank of America N.A.	09/18/19	26,361
JPY	428,598,917	USD	3,980,000	State Street Bank and Trust Co.	09/18/19	58,512
USD	4,040,000	SEK	37,821,769	JPMorgan Chase Bank N.A.	09/18/19	182,741
USD	3,980,000	SEK	37,457,516	State Street Bank and Trust Co.	09/18/19	159,889
USD	55,111	EUR	50,000	State Street Bank and Trust Co.	10/03/19	32
USD	4,243,527	EUR	3,850,000	State Street Bank and Trust Co.	10/03/19	2,478
USD	672,886	GBP	551,000	Standard Chartered Bank	10/03/19	1,557
USD	3,854,231	GBP	3,156,000	Standard Chartered Bank	10/03/19	9,012
USD	125,604	NZD	198,000	State Street Bank and Trust Co.	10/03/19	739

						707,978

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	50,000	USD	54,988	State Street Bank and Trust Co.	09/05/19	$(31)
EUR	3,850,000	USD	4,234,049	State Street Bank and Trust Co.	09/05/19	(2,389)
GBP	551,000	USD	672,042	Standard Chartered Bank	09/05/19	(1,557)
GBP	3,156,000	USD	3,849,397	Standard Chartered Bank	09/05/19	(9,015)
NZD	198,000	USD	125,505	State Street Bank and Trust Co.	09/05/19	(741)
USD	124,217	GBP	102,700	Citibank N.A.	09/05/19	(753)
USD	124,078	GBP	102,000	JPMorgan Chase Bank N.A.	09/05/19	(41)
EUR	3,590,000	CAD	5,277,196	Morgan Stanley & Co. International PLC	09/18/19	(14,723)
JPY	452,437,927	USD	4,270,000	Citibank N.A.	09/18/19	(6,863)
SEK	37,251,750	USD	4,040,000	JPMorgan Chase Bank N.A.	09/18/19	(240,874)
SEK	37,496,607	USD	3,980,000	JPMorgan Chase Bank N.A.	09/18/19	(155,903)
USD	4,040,000	JPY	430,819,540	Bank of America N.A.	09/18/19	(19,436)
USD	3,980,000	JPY	428,059,746	Standard Chartered Bank	09/18/19	(53,432)

						(505,758)

	Net Unrealized Appreciation					$202,220

Interest Rate Caps/Floors — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
5Y-30Y CMS Index Cap	0.45%	Goldman Sachs Bank USA	10/03/19	USD	14,625	$513	$12,256	$(11,743)
5Y-30Y CMS Index Cap	0.35	Nomura International PLC	11/01/19	USD	19,160	6,900	15,328	(8,428)

						$7,413	$27,584	$(20,171)

Put
5Y-30Y CMS Index Floor	0.40	Nomura International PLC	6/29/20	USD	19,780	$93,514	$21,233	$72,281
5Y-30Y CMS Index Floor	0.35	Nomura International PLC	7/08/20	USD	20,060	73,999	18,054	55,945

						$167,513	$39,287	$128,226

						$174,926	$66,871	$108,055

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
10-Year U.S. Treasury Note	8	09/06/19	USD	132.50	USD	1,054	$875
10-Year U.S. Treasury Note	28	11/22/19	USD	132.00	USD	3,688	31,063
90-Day Euro Future	332	03/16/20	USD	97.75	USD	32,685	589,300

							621,238

Put
10-Year U.S. Treasury Note	8	09/06/19	USD	131.50	USD	1,054	2,000

							$623,238

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 11/07/49	3-Month LIBOR, 2.14%	Quarterly	1.85%	Semi-Annual	Citibank N.A.	11/05/19	1.85%	USD	1,188	$101,344
5-Year Interest Rate Swap, 11/29/24	3-Month LIBOR, 2.14%	Quarterly	3.09	Semi-Annual	Morgan Stanley & Co. International PLC	11/27/19	3.09	USD	18,950	1,658,730
10-Year Interest Rate Swap, 02/20/30	3-Month LIBOR, 2.14%	Quarterly	1.41	Semi-Annual	Citibank N.A.	02/18/20	1.41	USD	2,210	47,190
10-Year Interest Rate Swap, 02/23/30	3-Month LIBOR, 2.14%	Quarterly	1.46	Semi-Annual	Goldman Sachs Bank USA	02/21/20	1.46	USD	6,650	160,980

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
5-Year Interest Rate Swap, 02/28/25	3-Month LIBOR, 2.14%	Quarterly	2.52%	Semi-Annual	Citibank N.A.	02/26/20	2.52%	USD	9,630	$591,277
10-Year Interest Rate Swap, 02/28/30	3-Month LIBOR, 2.14%	Quarterly	1.41	Semi-Annual	JPMorgan Chase Bank N.A.	02/27/20	1.41	USD	6,650	146,632
1-Year Interest Rate Swap, 05/15/21	3-Month LIBOR, 2.14%	Quarterly	2.09	Semi-Annual	UBS AG	05/13/20	2.09	USD	42,093	328,972
2-Year Interest Rate Swap, 06/03/22	3-Month LIBOR, 2.14%	Quarterly	1.50	Semi-Annual	Barclays Bank PLC	06/01/20	1.50	USD	39,190	313,113
15-Year Interest Rate Swap, 06/10/35	6-Month JPY LIBOR, (0.05)%	Semi-Annual	0.65	Semi-Annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	118,304
30-Year Interest Rate Swap, 06/13/50	3-Month LIBOR, 2.14%	Quarterly	1.60	Semi-Annual	Barclays Bank PLC	06/11/20	1.60	USD	3,292	236,380
2-Year Interest Rate Swap, 08/12/22	3-Month LIBOR, 2.14%	Quarterly	1.25	Semi-Annual	Bank of America N.A.	08/10/20	1.25	USD	42,990	257,091
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, (0.05)%	Semi-Annual	0.66	Semi-Annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	47,705
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, (0.05)%	Semi-Annual	0.66	Semi-Annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	47,705
20-Year Interest Rate Swap, 04/18/41	6-Month JPY LIBOR, (0.05)%	Semi-Annual	0.78	Semi-Annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	146,529
10-Year Interest Rate Swap, 08/15/31	3-Month LIBOR, 2.14%	Quarterly	1.65	Semi-Annual	Barclays Bank PLC	08/13/21	1.65	USD	4,390	212,032
10-Year Interest Rate Swap, 08/18/31	3-Month LIBOR, 2.14%	Quarterly	1.46	Semi-Annual	Citibank N.A.	08/16/21	1.46	USD	4,430	170,837
10-Year Interest Rate Swap, 03/09/34	3-Month LIBOR, 2.14%	Quarterly	2.98	Semi-Annual	Barclays Bank PLC	03/07/24	2.98	USD	3,511	498,369
10-Year Interest Rate Swap, 03/14/34	3-Month LIBOR, 2.14%	Quarterly	2.95	Semi-Annual	Barclays Bank PLC	03/12/24	2.95	USD	3,510	490,710
10-Year Interest Rate Swap, 06/29/38(a)	3-Month LIBOR, 2.14%	Quarterly	3.05	Semi-Annual	Deutsche Bank AG	06/27/28	3.05	USD	3,125	253,919
10-Year Interest Rate Swap, 01/12/39	3-Month LIBOR, 2.14%	Quarterly	3.04	Semi-Annual	Nomura International PLC	01/10/29	3.04	USD	1,000	141,430
10-Year Interest Rate Swap, 01/13/39	3-Month LIBOR, 2.14%	Quarterly	3.04	Semi-Annual	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	141,256
10-Year Interest Rate Swap, 01/31/39	3-Month LIBOR, 2.14%	Quarterly	3.08	Semi-Annual	Barclays Bank PLC	01/29/29	3.08	USD	1,020	147,196
10-Year Interest Rate Swap, 04/29/48	3-Month LIBOR, 2.14%	Quarterly	2.99	Semi-Annual	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	124,874
10-Year Interest Rate Swap, 02/24/49	3-Month LIBOR, 2.14%	Quarterly	2.86	Semi-Annual	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	121,669

										6,504,244

Put
30-Year Interest Rate Swap, 10/09/49	4.00	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Deutsche Bank AG	10/07/19	4.00	USD	2,620	—
1-Year Interest Rate Swap, 11/03/20	2.10	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	11/01/19	2.10	USD	20,220	1,469
5-Year Interest Rate Swap, 11/29/24	3.09	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Morgan Stanley & Co. International PLC	11/27/19	3.09	USD	18,950	39
30-Year Interest Rate Swap, 02/05/50	4.00	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Goldman Sachs Bank USA	02/03/20	4.00	USD	1,600	69
10-Year Interest Rate Swap, 02/20/30	1.41	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Citibank N.A.	02/18/20	1.41	USD	2,210	39,818
10-Year Interest Rate Swap, 02/23/30	1.46	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Goldman Sachs Bank USA	02/21/20	1.46	USD	6,650	104,846
5-Year Interest Rate Swap, 02/28/25	2.52	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Citibank N.A.	02/26/20	2.52	USD	9,630	1,387
10-Year Interest Rate Swap, 02/28/30	1.41	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	02/27/20	1.41	USD	6,650	120,586
1-Year Interest Rate Swap, 05/15/21	2.09	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	UBS AG	05/13/20	2.09	USD	42,093	10,814

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put
15-Year Interest Rate Swap, 05/17/35	1.10%	Semi-Annual	6-Month JPYLIBOR, (0.05)%	Semi-Annual	Barclays Bank PLC	05/15/20	1.10%	JPY	250,000	107
15-Year Interest Rate Swap, 06/10/35	0.65	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	361
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	206
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	206
20-Year Interest Rate Swap, 04/18/41	0.78	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	1,794
30-Year Interest Rate Swap, 06/09/51	3.80	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	06/07/21	3.80	USD	3,780	7,318
10-Year Interest Rate Swap, 08/15/31	1.65	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	08/13/21	1.65	USD	4,390	114,522
10-Year Interest Rate Swap, 08/18/31	1.46	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Citibank N.A.	08/16/21	1.46	USD	4,430	150,162
10-Year Interest Rate Swap, 01/13/32	1.25	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	Credit Suisse International	01/11/22	1.25	JPY	250,000	662
10-Year Interest Rate Swap, 02/24/32	1.55	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	Credit Suisse International	02/22/22	1.55	JPY	250,000	443
10-Year Interest Rate Swap, 03/18/32	1.60	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	JPMorgan Chase Bank N.A.	03/16/22	1.60	JPY	250,000	443
10-Year Interest Rate Swap, 04/06/32	1.45	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	JPMorgan Chase Bank N.A.	04/04/22	1.45	JPY	250,000	623
15-Year Interest Rate Swap, 05/05/37	3.25	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	4,050	23,613
30-Year Interest Rate Swap, 05/11/52	2.85	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Nomura International PLC	05/09/22	2.85	USD	4,750	87,053
10-Year Interest Rate Swap, 08/04/32	2.25	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	08/02/22	2.25	USD	4,160	70,940
10-Year Interest Rate Swap, 08/10/32	2.25	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	08/08/22	2.25	USD	4,270	73,274
10-Year Interest Rate Swap, 03/09/34	2.98	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	03/07/24	2.98	USD	3,511	44,683
10-Year Interest Rate Swap, 03/14/34	2.95	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	03/12/24	2.95	USD	3,510	46,092
10-Year Interest Rate Swap, 06/15/34	2.50	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Morgan Stanley & Co. International PLC	06/13/24	2.50	USD	3,950	86,490
10-Year Interest Rate Swap, 06/22/34	2.50	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	2.50	USD	3,950	86,847
10-Year Interest Rate Swap, 04/14/37	3.00	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	2,590	58,800
10-Year Interest Rate Swap, 01/12/39	3.04	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Nomura International PLC	01/10/29	3.04	USD	1,000	26,504
10-Year Interest Rate Swap, 01/13/39	3.04	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	26,581
10-Year Interest Rate Swap, 01/31/39	3.08	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	01/29/29	3.08	USD	1,020	26,408
20-Year Interest Rate Swap,	4.00	Annual	6-Month EURIBOR, (0.43)%	Semi-Annual	Barclays Bank PLC	08/09/33	4.00	EUR	2,410	40,577
10-Year Interest Rate Swap, 04/29/48	2.99	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	35,697
10-Year Interest Rate Swap, 02/24/49	2.86	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	38,982

										1,328,416

										$7,832,660

(a)	Forward settling swaption.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Interest Rate Caps/Floor — Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
Call
5Y-30Y CMS Index Cap	0.55%	Goldman Sachs Bank USA	10/03/19	USD	14,625	$(82)	$(6,997)	$6,915
5Y-30Y CMS Index Cap	0.45	Nomura International PLC	11/01/19	USD	19,160	(2,712)	(7,089)	4,377

						$(2,794)	$(14,086)	$11,292

Put
5Y-30Y CMS Index Floor	0.30	Nomura International PLC	6/29/20	USD	39,570	$(111,150)	$(26,111)	$(85,039)
5Y-30Y CMS Index Floor	0.25	Nomura International PLC	7/08/20	USD	40,130	(84,425)	(20,065)	(64,360)

						(195,575)	(46,176)	(149,399)

						$(198,369)	$(60,262)	$(138,107)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	332	03/16/20	USD	97.88	USD	32,685	$(493,850)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
2-Year Interest Rate Swap, 09/05/21	2.15%	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Nomura International PLC	09/03/19	2.15%	USD	9,280	$(117,402)
2-Year Interest Rate Swap, 09/25/21	2.00	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	09/23/19	2.00	USD	12,400	(127,219)
10-Year Interest Rate Swap, 11/03/29	2.30	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Morgan Stanley & Co. International PLC	11/01/19	2.30	USD	2,600	(225,488)
2-Year Interest Rate Swap, 11/09/21	3.30	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Deutsche Bank AG	11/07/19	3.30	USD	11,440	(422,139)
10-Year Interest Rate Swap, 11/17/29	1.41	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Citibank N.A.	11/15/19	1.41	USD	2,210	(34,162)
10-Year Interest Rate Swap, 11/23/29	1.46	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Goldman Sachs Bank USA	11/21/19	1.46	USD	6,650	(124,368)
10-Year Interest Rate Swap, 11/29/29	1.42	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	11/27/19	1.42	USD	6,650	(111,349)
10-Year Interest Rate Swap, 12/12/29	1.90	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	12/10/19	1.90	USD	2,950	(152,006)
2-Year Interest Rate Swap, 02/23/22	2.35	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	UBS AG	02/21/20	2.35	USD	10,600	(218,497)
5-Year Interest Rate Swap, 02/26/25	(0.58)	Annual	6-Month EURIBOR, (0.43)%	Semi-Annual	Barclays Bank PLC	02/24/20	(0.58)	EUR	6,630	(25,667)
2-Year Interest Rate Swap, 02/28/22	2.46	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Citibank N.A.	02/26/20	2.46	USD	23,260	(531,732)
1-Year Interest Rate Swap, 04/08/21	1.50	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Deutsche Bank AG	04/06/20	1.50	USD	46,770	(137,086)
1-Year Interest Rate Swap, 04/08/21	1.50	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Deutsche Bank AG	04/06/20	1.50	USD	46,770	(137,086)
2-Year Interest Rate Swap, 04/16/22	2.88	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Deutsche Bank AG	04/14/20	2.88	USD	16,840	(535,392)
2-Year Interest Rate Swap, 04/19/22	2.94	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Bank of America N.A.	04/17/20	2.94	USD	16,540	(545,809)
2-Year Interest Rate Swap, 06/03/22	1.00	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	06/01/20	1.00	USD	78,380	(258,780)
1-Year Interest Rate Swap, 06/12/21	1.76	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Nomura International PLC	06/10/20	1.76	USD	48,320	(258,281)
10-Year Interest Rate Swap, 06/13/30	2.20	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	06/11/20	2.20	USD	5,250	(427,840)
10-Year Interest Rate Swap, 07/08/30	2.01	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Morgan Stanley & Co. International PLC	07/06/20	2.01	USD	2,653	(174,218)
1-Year Interest Rate Swap, 08/07/21	1.33	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	08/05/20	1.33	USD	4,190	(12,991)
2-Year Interest Rate Swap, 08/12/22	0.75	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Bank of America N.A.	08/10/20	0.75	USD	85,970	(213,245)
10-Year Interest Rate Swap, 08/15/30	1.61	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	08/13/20	1.61	USD	4,390	(168,734)
10-Year Interest Rate Swap, 08/19/30	1.20	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	JPMorgan Chase Bank N.A.	08/17/20	1.20	USD	5,570	(108,234)
10-Year Interest Rate Swap, 08/19/30	1.42	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Citibank N.A.	08/17/20	1.42	USD	4,430	(126,784)
10-Year Interest Rate Swap, 08/21/30	1.25	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Bank of America N.A.	08/19/20	1.25	USD	5,560	(118,568)
10-Year Interest Rate Swap, 03/10/31	2.79	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	03/08/21	2.79	USD	5,266	(697,470)
10-Year Interest Rate Swap, 03/14/39	3.05	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(403,411)

										(6,413,958)

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put
2-Year Interest Rate Swap, 09/05/21	3-Month LIBOR, 2.14%	Quarterly	2.55%	Semi-Annual	Nomura International PLC	09/03/19	2.55%	USD	9,280	$—
2-Year Interest Rate Swap, 09/08/21	3-Month LIBOR, 2.14%	Quarterly	3.30	Semi-Annual	Goldman Sachs Bank USA	09/06/19	3.30	USD	12,140	—
2-Year Interest Rate Swap, 09/14/21	3-Month LIBOR, 2.14%	Quarterly	3.35	Semi-Annual	Deutsche Bank AG	09/12/19	3.35	USD	58,330	(1)
10-Year Interest Rate Swap, 09/25/29	3-Month LIBOR, 2.14%	Quarterly	2.65	Semi-Annual	Barclays Bank PLC	09/23/19	2.65	USD	2,555	—
2-Year Interest Rate Swap, 09/25/21	3-Month LIBOR, 2.14%	Quarterly	2.60	Semi-Annual	JPMorgan Chase Bank N.A.	09/23/19	2.60	USD	12,400	—
2-Year Interest Rate Swap, 10/05/21	3-Month LIBOR, 2.14%	Quarterly	2.55	Semi-Annual	JPMorgan Chase Bank N.A.	10/03/19	2.55	USD	19,030	(1)
2-Year Interest Rate Swap, 10/12/21	3-Month LIBOR, 2.14%	Quarterly	2.55	Semi-Annual	Morgan Stanley & Co. International PLC	10/10/19	2.55	USD	7,220	(1)
2-Year Interest Rate Swap, 10/13/21	3-Month LIBOR, 2.14%	Quarterly	2.55	Semi-Annual	Morgan Stanley & Co. International PLC	10/11/19	2.55	USD	7,220	(1)
10-Year Interest Rate Swap, 11/03/29	3-Month LIBOR, 2.14%	Quarterly	2.80	Semi-Annual	Morgan Stanley & Co. International PLC	11/01/19	2.80	USD	2,600	(36)
2-Year Interest Rate Swap, 11/06/21	3-Month LIBOR, 2.14%	Quarterly	2.70	Semi-Annual	Barclays Bank PLC	11/04/19	2.70	USD	11,900	(9)
2-Year Interest Rate Swap, 11/08/21	3-Month LIBOR, 2.14%	Quarterly	2.70	Semi-Annual	JPMorgan Chase Bank N.A.	11/06/19	2.70	USD	20,000	(17)
2-Year Interest Rate Swap, 11/09/21	3-Month LIBOR, 2.14%	Quarterly	3.30	Semi-Annual	Deutsche Bank AG	11/07/19	3.30	USD	11,440	—
10-Year Interest Rate Swap, 11/10/29	3-Month LIBOR, 2.14%	Quarterly	2.55	Semi-Annual	JPMorgan Chase Bank N.A.	11/08/19	2.55	USD	4,440	(256)
10-Year Interest Rate Swap, 11/15/29	3-Month LIBOR, 2.14%	Quarterly	2.75	Semi-Annual	Barclays Bank PLC	11/13/19	2.75	USD	14,260	(445)
10-Year Interest Rate Swap, 11/17/29	3-Month LIBOR, 2.14%	Quarterly	1.41	Semi-Annual	Citibank N.A.	11/15/19	1.41	USD	2,210	(27,540)
10-Year Interest Rate Swap, 11/23/29	3-Month LIBOR, 2.14%	Quarterly	1.46	Semi-Annual	Goldman Sachs Bank USA	11/21/19	1.46	USD	6,650	(70,675)
10-Year Interest Rate Swap, 11/29/29	3-Month LIBOR, 2.14%	Quarterly	1.42	Semi-Annual	JPMorgan Chase Bank N.A.	11/27/19	1.42	USD	6,650	(86,352)
10-Year Interest Rate Swap, 12/12/29	3-Month LIBOR, 2.14%	Quarterly	2.40	Semi-Annual	Barclays Bank PLC	12/10/19	2.40	USD	2,950	(844)
2-Year Interest Rate Swap, 01/04/22	3-Month LIBOR, 2.14%	Quarterly	2.90	Semi-Annual	JPMorgan Chase Bank N.A.	01/02/20	2.90	USD	10,000	(37)
2-Year Interest Rate Swap, 01/05/22	3-Month LIBOR, 2.14%	Quarterly	2.80	Semi-Annual	Goldman Sachs Bank USA	01/03/20	2.80	USD	8,790	(52)
2-Year Interest Rate Swap, 01/23/22	3-Month LIBOR, 2.14%	Quarterly	2.85	Semi-Annual	JPMorgan Chase Bank N.A.	01/21/20	2.85	USD	18,900	(135)
2-Year Interest Rate Swap, 01/25/22	6-Month EURIBOR, (0.43)%	Semi-Annual	0.20	Annual	Barclays Bank PLC	01/23/20	0.20	EUR	10,300	(30)
2-Year Interest Rate Swap, 02/05/22	3-Month LIBOR, 2.14%	Quarterly	3.15	Semi-Annual	Barclays Bank PLC	02/03/20	3.15	USD	35,510	(95)
2-Year Interest Rate Swap, 02/09/22	3-Month LIBOR, 2.14%	Quarterly	3.20	Semi-Annual	Deutsche Bank AG	02/07/20	3.20	USD	10,790	(25)
2-Year Interest Rate Swap, 02/16/22	3-Month LIBOR, 2.14%	Quarterly	3.35	Semi-Annual	Deutsche Bank AG	02/14/20	3.35	USD	10,690	(16)
2-Year Interest Rate Swap, 02/23/22	3-Month LIBOR, 2.14%	Quarterly	3.35	Semi-Annual	UBS AG	02/21/20	3.35	USD	10,600	(17)
5-Year Interest Rate Swap, 02/26/25	6-Month EURIBOR, (0.43)%	Semi-Annual	(0.38)	Annual	Barclays Bank PLC	02/24/20	(0.38)	EUR	11,040	(30,336)
2-Year Interest Rate Swap, 02/28/22	3-Month LIBOR, 2.14%	Quarterly	2.46	Semi-Annual	Citibank N.A.	02/26/20	2.46	USD	23,260	(1,362)
1-Year Interest Rate Swap, 04/08/21	3-Month LIBOR, 2.14%	Quarterly	2.32	Semi-Annual	Goldman Sachs Bank USA	04/06/20	2.32	USD	46,770	(4,225)
1-Year Interest Rate Swap, 04/08/21	3-Month LIBOR, 2.14%	Quarterly	2.35	Semi-Annual	Goldman Sachs Bank USA	04/06/20	2.35	USD	46,770	(3,721)
2-Year Interest Rate Swap, 04/16/22	3-Month LIBOR, 2.14%	Quarterly	2.88	Semi-Annual	Deutsche Bank AG	04/14/20	2.88	USD	16,840	(379)
2-Year Interest Rate Swap, 04/19/22	3-Month LIBOR, 2.14%	Quarterly	2.94	Semi-Annual	Bank of America N.A.	04/17/20	2.94	USD	16,540	(307)
2-Year Interest Rate Swap, 05/07/22	3-Month LIBOR, 2.14%	Quarterly	3.15	Semi-Annual	Goldman Sachs Bank USA	05/05/20	3.15	USD	8,800	(106)
15-Year Interest Rate Swap, 05/17/35	6-Month JPY LIBOR, (0.05)%	Semi-Annual	2.10	Semi-Annual	Barclays Bank PLC	05/15/20	2.10	JPY	250,000	(7)
2-Year Interest Rate Swap, 05/20/22	3-Month LIBOR, 2.14%	Quarterly	3.50	Semi-Annual	JPMorgan Chase Bank N.A.	05/18/20	3.50	USD	10,000	(49)
2-Year Interest Rate Swap, 05/24/22	3-Month LIBOR, 2.14%	Quarterly	3.55	Semi-Annual	Deutsche Bank AG	05/22/20	3.55	USD	16,000	(71)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put
2-Year Interest Rate Swap, 05/31/22	3-Month LIBOR, 2.14%	Quarterly	2.90%	Semi-Annual	Deutsche Bank AG	05/29/20	2.90%	USD	9,270	$(320)
2-Year Interest Rate Swap, 05/31/22	3-Month LIBOR, 2.14%	Quarterly	3.35	Semi-Annual	Goldman Sachs Bank USA	05/29/20	3.35	USD	13,040	(116)
2-Year Interest Rate Swap, 06/10/22	3-Month LIBOR, 2.14%	Quarterly	3.45	Semi-Annual	Goldman Sachs Bank USA	06/08/20	3.45	USD	13,000	(95)
1-Year Interest Rate Swap, 06/12/21	3-Month LIBOR, 2.14%	Quarterly	1.76	Semi-Annual	Nomura International PLC	06/10/20	1.76	USD	48,320	(38,992)
10-Year Interest Rate Swap, 06/13/30	3-Month LIBOR, 2.14%	Quarterly	2.20	Semi-Annual	Barclays Bank PLC	06/11/20	2.20	USD	5,250	(17,546)
30-Year Interest Rate Swap, 06/13/50	3-Month LIBOR, 2.14%	Quarterly	2.85	Semi-Annual	Barclays Bank PLC	06/11/20	2.85	USD	3,950	(10,821)
10-Year Interest Rate Swap, 06/17/30	3-Month LIBOR, 2.14%	Quarterly	2.30	Semi-Annual	Citibank N.A.	06/15/20	2.30	USD	3,950	(10,482)
2-Year Interest Rate Swap, 06/17/22	3-Month LIBOR, 2.14%	Quarterly	3.35	Semi-Annual	Goldman Sachs Bank USA	06/15/20	3.35	USD	8,300	(87)
2-Year Interest Rate Swap, 07/01/22	3-Month LIBOR, 2.14%	Quarterly	3.20	Semi-Annual	Nomura International PLC	06/29/20	3.20	USD	23,185	(425)
10-Year Interest Rate Swap, 07/08/30	3-Month LIBOR, 2.14%	Quarterly	2.01	Semi-Annual	Morgan Stanley & Co. International PLC	07/06/20	2.01	USD	2,653	(15,952)
10-Year Interest Rate Swap, 07/12/30	3-Month LIBOR, 2.14%	Quarterly	2.35	Semi-Annual	Nomura International PLC	07/10/20	2.35	USD	2,870	(7,487)
10-Year Interest Rate Swap, 07/12/30	3-Month LIBOR, 2.14%	Quarterly	2.35	Semi-Annual	Nomura International PLC	07/10/20	2.35	USD	2,870	(7,487)
10-Year Interest Rate Swap, 07/29/30	3-Month LIBOR, 2.14%	Quarterly	2.30	Semi-Annual	Goldman Sachs Bank USA	07/27/20	2.30	USD	4,040	(12,686)
5-Year Interest Rate Swap, 07/29/25	6-Month EURIBOR, (0.43)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/27/20	0.00	EUR	7,510	(8,717)
10-Year Interest Rate Swap, 08/05/30	3-Month LIBOR, 2.14%	Quarterly	2.00	Semi-Annual	Barclays Bank PLC	08/03/20	2.00	USD	2,250	(14,974)
1-Year Interest Rate Swap, 08/07/21	3-Month LIBOR, 2.14%	Quarterly	1.33	Semi-Annual	JPMorgan Chase Bank N.A.	08/05/20	1.33	USD	4,190	(10,065)
10-Year Interest Rate Swap, 08/09/30	3-Month LIBOR, 2.14%	Quarterly	1.75	Semi-Annual	Bank of America N.A.	08/07/20	1.75	USD	2,040	(24,443)
10-Year Interest Rate Swap, 08/15/30	3-Month LIBOR, 2.14%	Quarterly	1.61	Semi-Annual	Barclays Bank PLC	08/13/20	1.61	USD	4,390	(72,744)
10-Year Interest Rate Swap, 08/19/30	3-Month LIBOR, 2.14%	Quarterly	1.42	Semi-Annual	Citibank N.A.	08/17/20	1.42	USD	4,430	(106,473)
10-Year Interest Rate Swap, 08/19/30	3-Month LIBOR, 2.14%	Quarterly	1.60	Semi-Annual	JPMorgan Chase Bank N.A.	08/17/20	1.60	USD	5,570	(93,785)
10-Year Interest Rate Swap, 08/21/30	3-Month LIBOR, 2.14%	Quarterly	1.65	Semi-Annual	Bank of America N.A.	08/19/20	1.65	USD	5,560	(84,612)
2-Year Interest Rate Swap, 08/26/22	3-Month LIBOR, 2.14%	Quarterly	3.50	Semi-Annual	Barclays Bank PLC	08/24/20	3.50	USD	16,370	(190)
2-Year Interest Rate Swap, 12/16/22	6-Month EURIBOR, (0.43)%	Semi-Annual	0.60	Annual	JPMorgan Chase Bank N.A.	12/14/20	0.60	EUR	17,280	(390)
2-Year Interest Rate Swap, 12/23/22	6-Month EURIBOR, (0.43)%	Semi-Annual	0.55	Annual	Barclays Bank PLC	12/21/20	0.55	EUR	8,130	(237)
2-Year Interest Rate Swap, 12/23/22	3-Month LIBOR, 2.14%	Quarterly	3.05	Semi-Annual	Nomura International PLC	12/21/20	3.05	USD	9,510	(966)
2-Year Interest Rate Swap, 12/31/22	3-Month LIBOR, 2.14%	Quarterly	3.25	Semi-Annual	Citibank N.A.	12/29/20	3.25	USD	14,110	(936)
10-Year Interest Rate Swap, 03/10/31	3-Month LIBOR, 2.14%	Quarterly	2.79	Semi-Annual	Barclays Bank PLC	03/08/21	2.79	USD	5,266	(14,395)
2-Year Interest Rate Swap, 03/10/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.30	Annual	JPMorgan Chase Bank N.A.	03/08/21	0.30	EUR	12,880	(1,716)
2-Year Interest Rate Swap, 03/31/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.10	Annual	Barclays Bank PLC	03/29/21	0.10	EUR	18,360	(5,614)
2-Year Interest Rate Swap, 04/10/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.12	Annual	Barclays Bank PLC	04/08/21	0.12	EUR	28,360	(8,497)

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put
2-Year Interest Rate Swap, 04/14/23	6-Month EURIBOR, (0.43) %	Semi-Annual	0.10%	Annual	Citibank N.A.	04/12/21	0.10%	EUR	14,250	$(4,667)
2-Year Interest Rate Swap, 04/14/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.16	Annual	Goldman Sachs Bank USA	04/12/21	0.16	EUR	14,250	(3,781)
10-Year Interest Rate Swap, 04/21/31	6-Month EURIBOR, (0.43)%	Semi-Annual	2.15	Annual	JPMorgan Chase Bank N.A.	04/19/21	2.15	EUR	4,400	(1,029)
2-Year Interest Rate Swap, 04/21/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.15	Annual	Morgan Stanley & Co. International PLC	04/19/21	0.15	EUR	14,050	(3,997)
10-Year Interest Rate Swap, 05/06/31	6-Month EURIBOR, (0.43)%	Semi-Annual	2.00	Annual	Barclays Bank PLC	05/04/21	2.00	EUR	2,700	(917)
1-Year Interest Rate Swap, 05/19/22	3-Month LIBOR, 2.14%	Quarterly	2.35	Semi-Annual	Citibank N.A.	05/17/21	2.35	USD	45,470	(17,721)
2-Year Interest Rate Swap, 05/19/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.11	Annual	Barclays Bank PLC	05/17/21	0.11	EUR	9,299	(3,463)
1-Year Interest Rate Swap, 05/29/22	3-Month LIBOR, 2.14%	Quarterly	2.15	Semi-Annual	Barclays Bank PLC	05/27/21	2.15	USD	62,210	(37,984)
2-Year Interest Rate Swap, 06/02/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.08	Annual	Morgan Stanley & Co. International PLC	05/31/21	0.08	EUR	6,270	(2,745)
1-Year Interest Rate Swap, 06/03/22	3-Month LIBOR, 2.14%	Quarterly	2.40	Semi-Annual	Morgan Stanley & Co. International PLC	06/01/21	2.40	USD	77,400	(28,166)
10-Year Interest Rate Swap, 06/09/31	3-Month LIBOR, 2.14%	Semi-Annual	3.87	Quarterly	Barclays Bank PLC	06/07/21	3.87	USD	8,000	(4,567)
2-Year Interest Rate Swap, 06/12/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.05	Annual	Barclays Bank PLC	06/10/21	0.05	EUR	9,800	(4,947)
2-Year Interest Rate Swap, 06/16/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	06/14/21	0.00	EUR	4,310	(2,605)
2-Year Interest Rate Swap, 06/16/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.00	Annual	Bank of America N.A.	06/14/21	0.00	EUR	4,430	(2,678)
2-Year Interest Rate Swap, 06/20/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.00	Annual	Goldman Sachs Bank USA	06/18/21	0.00	EUR	4,460	(2,741)
2-Year Interest Rate Swap, 06/23/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.00	Annual	Citibank N.A.	06/21/21	0.00	EUR	5,200	(3,228)
2-Year Interest Rate Swap, 06/27/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.00	Annual	Nomura International PLC	06/25/21	0.00	EUR	4,880	(3,079)
2-Year Interest Rate Swap, 07/03/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/01/21	0.00	EUR	5,230	(3,375)
2-Year Interest Rate Swap, 07/04/23	6-Month EURIBOR, (0.43)%	Semi-Annual	(0.05)	Annual	Barclays Bank PLC	07/02/21	(0.05)	EUR	5,120	(3,901)
2-Year Interest Rate Swap, 07/21/23	6-Month EURIBOR, (0.43)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/19/21	0.00	EUR	5,270	(3,629)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.43)%	Semi-Annual	(0.15)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	12,480	(14,761)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.43)%	Semi-Annual	(0.15)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	6,990	(8,268)
5-Year Interest Rate Swap, 05/05/27	3-Month LIBOR, 2.14%	Semi-Annual	3.25	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(15,724)
10-Year Interest Rate Swap, 05/11/32	3-Month LIBOR, 2.14%	Quarterly	2.75	Semi-Annual	Nomura International PLC	05/09/22	2.75	USD	10,350	(81,626)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 2.14%	Quarterly	2.75	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	2.75	USD	4,160	(37,377)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 2.14%	Quarterly	3.25	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	3.25	USD	4,160	(19,504)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 2.14%	Quarterly	2.75	Semi-Annual	Barclays Bank PLC	08/08/22	2.75	USD	4,270	(38,694)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 2.14%	Quarterly	3.25	Semi-Annual	Barclays Bank PLC	08/08/22	3.25	USD	4,270	(20,238)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 2.14%	Quarterly	3.00	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.00	USD	3,950	(53,066)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 2.14%	Quarterly	3.50	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.50	USD	3,950	(32,516)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 2.14%	Quarterly	3.00	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.00	USD	3,950	(53,343)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 2.14%	Quarterly	3.50	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.50	USD	3,950	(32,720)
10-Year Interest Rate Swap, 08/22/34	3-Month LIBOR, 2.14%	Quarterly	2.25	Semi-Annual	Morgan Stanley & Co. International PLC	08/20/24	2.25	USD	4,410	(126,813)
10-Year Interest Rate Swap, 03/14/39	3-Month LIBOR, 2.14%	Quarterly	3.05	Semi-Annual	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(75,851)

										(1,548,119)

										$(7,962,077)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	USD	90,700	$(2,106,175)	$(1,740,916)	$(365,259)
CDX.NA.HY.32.V1	5.00	Quarterly	06/20/24	USD	3,762	(291,452)	(265,114)	(26,338)

						$(2,397,627)	$(2,006,030)	$(391,597)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.31.V1	5.00%	Quarterly	06/20/24	B	EUR	50	$6,645	$5,486	$1,159

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month LIBOR, 2.04%	Quarterly	1.53%	Semi-Annual	11/22/19	11/22/20	USD	11,880	$(7,745)	$127	$(7,872)
1.77	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	06/15/20	06/15/21	USD	45,350	(209,817)	484	(210,301)
3-Month LIBOR, 2.14%	Quarterly	1.85	Semi-Annual	06/20/19	06/20/21	USD	6,130	23,839	64	23,775
1.72	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	07/07/20	07/07/21	USD	6,350	(27,205)	68	(27,273)
1.70	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	07/07/20	07/07/21	USD	6,350	(26,304)	68	(26,372)
2.15	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	07/10/19	07/10/21	USD	4,060	(42,699)	44	(42,743)
6-Month LIBOR, 2.04%	Quarterly	1.72	Semi-Annual	07/14/20	07/14/21	USD	37,430	162,965	400	162,565
3-Month LIBOR, 2.14%	Quarterly	1.88	Semi-Annual	08/01/19	08/01/21	USD	6,000	35,831	67	35,764
6-Month LIBOR, 2.04%	Quarterly	1.53	Semi-Annual	08/04/20	08/04/21	USD	7,860	20,834	84	20,750
3-Month LIBOR, 2.14%	Quarterly	1.61	Semi-Annual	08/07/19	08/07/21	USD	6,340	6,150	72	6,078
6-Month LIBOR, 2.04%	Quarterly	1.33	Semi-Annual	08/07/20	08/07/21	USD	6,390	4,494	68	4,426
3-Month LIBOR, 2.14%	Quarterly	1.53	Semi-Annual	08/09/19	08/09/21	USD	1,635	(949)	19	(968)
3-Month LIBOR, 2.14%	Quarterly	1.53	Semi-Annual	08/09/19	08/09/21	USD	1,635	(836)	19	(855)
6-Month LIBOR, 2.04%	Quarterly	1.30	Semi-Annual	08/18/20	08/18/21	USD	6,560	3,036	70	2,966
6-Month LIBOR, 2.04%	Quarterly	1.34	Semi-Annual	08/18/20	08/18/21	USD	9,650	8,760	103	8,657
2.58	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/29/19	08/29/21	USD	180	(3,779)	2	(3,781)
2.25	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/29/19	08/29/21	USD	4,973	(71,803)	58	(71,861)
6-Month LIBOR, 2.04%	Quarterly	1.22	Semi-Annual	09/02/20	09/02/21	USD	6,680	(1,163)	71	(1,234)
6-Month LIBOR, 2.04%	Quarterly	1.23	Semi-Annual	09/02/20	09/02/21	USD	6,680	(673)	71	(744)
6-Month LIBOR, 2.04%	Quarterly	1.21	Semi-Annual	09/02/20	09/02/21	USD	3,340	(1,087)	36	(1,123)
1.10	Annual	6-Month LIBOR, 2.04%	Annual	01/06/20	09/15/21	USD	41,900	30	(4,813)	4,843
6-Month LIBOR, 2.04%	Quarterly	2.31	Semi-Annual	11/04/19	11/04/21	USD	1,550	27,030	18	27,012
6-Month LIBOR, 2.04%	Quarterly	1.59	Semi-Annual	12/24/19	12/24/21	USD	1,950	8,276	23	8,253
6-Month LIBOR, 2.04%	Quarterly	2.53	Semi-Annual	01/06/20	01/06/22	USD	9,195	211,425	107	211,318
6-Month LIBOR, 2.04%	Quarterly	2.34	Semi-Annual	01/07/20	01/07/22	USD	14,500	281,006	169	280,837
6-Month LIBOR, 2.04%	Quarterly	1.76	Semi-Annual	01/10/20	01/10/22	USD	3,140	25,359	37	25,322
6-Month LIBOR, 2.04%	Quarterly	2.51	Semi-Annual	02/11/20	02/11/22	USD	1,855	43,277	22	43,255
6-Month LIBOR, 2.04%	Quarterly	2.48	Semi-Annual	02/11/20	02/11/22	USD	1,855	42,369	22	42,347
2.56	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	02/14/20	02/14/22	USD	640	(15,613)	7	(15,620)
6-Month LIBOR, 2.04%	Quarterly	2.03	Semi-Annual	03/30/20	03/30/22	USD	10,454	155,916	122	155,794
6-Month LIBOR, 2.04%	Quarterly	2.25	Semi-Annual	04/27/20	04/27/22	USD	21,850	425,915	256	425,659
6-Month LIBOR, 2.04%	Quarterly	2.01	Semi-Annual	05/17/21	05/17/22	USD	756	6,245	2,243	4,002
1.87	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	06/03/21	06/03/22	USD	3,450	(23,944)	37	(23,981)
6-Month LIBOR, 2.04%	Quarterly	1.74	Semi-Annual	06/16/20	06/16/22	USD	7,810	78,894	91	78,803
6-Month LIBOR, 2.04%	Quarterly	1.71	Semi-Annual	07/13/21	07/13/22	USD	39,790	215,711	425	215,286
1.77	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	07/12/22	07/12/23	USD	40,440	(230,735)	432	(231,167)
(0.30)	Annual	6-Month EURIBOR, (0.43)%	Semi-Annual	07/26/21	07/25/23	EUR	12,900	(74,027)	202	(74,229)
(0.29)	Annual	6-Month EURIBOR, (0.43)%	Semi-Annual	07/26/21	07/26/23	EUR	14,350	(85,935)	226	(86,161)

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
6-Month EURIBOR, (0.43)%	Semi-Annual	(0.45)%	Annual	08/11/21	08/11/23	EUR	1,730	$3,830	$27	$3,803
6-Month EURIBOR, (0.43)%	Semi-Annual	(0.58)	Annual	08/17/21	08/17/23	EUR	1,760	(1,025)	28	(1,053)
1.79	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	06/20/19	06/20/24	USD	2,510	(50,265)	31	(50,296)
1.80	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	10/10/19	10/10/24	USD	1,280	(30,905)	17	(30,922)
2.95	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	12/05/19	12/05/24	USD	1,429	(115,653)	19	(115,672)
2.86	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	12/13/19	12/13/24	USD	4,520	(345,005)	60	(345,065)
1.87	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	12/16/19	12/16/24	USD	3,180	(91,837)	41	(91,878)
2.57	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	01/06/20	01/06/25	USD	3,810	(238,233)	49	(238,282)
2.56	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	01/06/20	01/06/25	USD	3,810	(237,589)	49	(237,638)
2.16	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	03/31/20	03/31/25	USD	780	(34,453)	10	(34,463)
2.35	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	04/27/20	04/27/25	USD	5,870	(313,856)	77	(313,933)
1.32	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	12/31/19	07/31/26	USD	2,800	(4,830)	613	(5,443)
6-Month JPY LIBOR, (0.05)%	Semi-Annual	0.37	Semi-Annual	01/29/18	01/29/28	JPY	181,730	75,039	24	75,015
6-Month JPY LIBOR, (0.05)%	Semi-Annual	0.36	Semi-Annual	07/31/18	07/31/28	JPY	113,000	48,157	16	48,141
0.19	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	01/04/19	01/04/29	JPY	100,000	(28,698)	15	(28,713)
1.37	Annual	6-Month EURIBOR, (0.43)%	Semi-Annual	02/20/19	02/20/29	EUR	1,970	(373,395)	42	(373,437)
1.38%	Annual	6-Month EURIBOR, (0.43)%	Semi-Annual	02/22/19	02/22/29	EUR	590	(112,473)	13	(112,486)
6-Month EURIBOR, (0.43)%	Semi-Annual	0.56	Annual	03/12/19	03/12/29	EUR	1,640	160,383	30	160,353
1.40	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	12/31/19	05/15/29	USD	4,570	(17,553)	1,276	(18,829)
3-Month LIBOR, 2.14%	Quarterly	1.99	Semi-Annual	07/05/19	07/05/29	USD	805	44,480	12	44,468
3-Month LIBOR, 2.14%	Quarterly	1.92	Semi-Annual	07/05/19	07/05/29	USD	1,380	66,393	21	66,372
6-Month EURIBOR, (0.43)%	Semi-Annual	0.06	Annual	07/26/19	07/26/29	EUR	930	36,053	18	36,035
3-Month LIBOR, 2.14%	Quarterly	1.98	Semi-Annual	07/30/19	07/30/29	USD	1,320	72,592	20	72,572
3-Month LIBOR, 2.14%	Quarterly	1.82	Semi-Annual	08/05/19	08/05/29	USD	1,350	53,582	21	53,561
3-Month LIBOR, 2.14%	Quarterly	1.78	Semi-Annual	08/06/19	08/06/29	USD	1,730	62,040	27	62,013
3-Month LIBOR, 2.14%	Quarterly	1.65	Semi-Annual	08/08/19	08/08/29	USD	1,740	40,981	27	40,954
3-Month LIBOR, 2.14%	Quarterly	1.52	Semi-Annual	08/09/19	08/09/29	USD	710	8,380	11	8,369
3-Month LIBOR, 2.14%	Quarterly	1.53	Semi-Annual	08/09/19	08/09/29	USD	355	4,391	5	4,386
1.55	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/09/19	08/09/29	USD	760	(10,515)	12	(10,527)
1.56	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/28/19	08/28/29	USD	430	(6,707)	7	(6,714)
3-Month LIBOR, 2.14%	Quarterly	1.42	Semi-Annual	08/28/19	08/28/29	USD	1,890	4,473	29	4,444
3-Month LIBOR, 2.14%	Quarterly	1.42	Semi-Annual	08/28/19	08/28/29	USD	860	2,279	13	2,266
6-Month LIBOR, 2.04%	Quarterly	1.40	Semi-Annual	09/03/19	09/03/29	USD	1,300	709	20	689
6-Month LIBOR, 2.04%	Quarterly	2.45	Semi-Annual	05/18/21	05/18/31	USD	860	83,514	13	83,501
6-Month LIBOR, 2.04%	Quarterly	2.10	Semi-Annual	06/22/21	06/22/31	USD	430	27,816	7	27,809
0.52	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	11/30/21	11/30/31	JPY	95,000	(52,918)	16	(52,934)
0.36	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	02/04/19	02/04/34	JPY	30,720	(16,454)	5	(16,459)
0.34	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	02/08/19	02/08/34	JPY	50,250	(25,588)	9	(25,597)
0.34	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	03/14/19	03/14/34	JPY	24,760	(12,944)	4	(12,948)
2.33	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	06/24/24	06/24/34	USD	310	(21,551)	5	(21,556)
1.65	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	08/22/24	08/22/34	USD	1,355	(11,320)	21	(11,341)
6-Month LIBOR, 2.04%	Quarterly	3.18	Semi-Annual	05/09/28	05/09/38	USD	1,590	203,880	24	203,856
3.08	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	06/29/28	06/29/38	USD	230	(27,472)	3	(27,475)
0.66	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	12/06/18	12/06/38	JPY	40,000	(46,757)	8	(46,765)
0.62%	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	12/14/18	12/14/38	JPY	25,000	(27,337)	5	(27,342)
0.41	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	04/03/19	04/03/39	JPY	26,190	(18,863)	5	(18,868)
2.82	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	04/04/29	04/04/39	USD	3,000	(287,315)	46	(287,361)
0.33	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	06/10/19	06/10/39	JPY	27,540	(15,510)	6	(15,516)
0.30	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	06/17/19	06/17/39	JPY	25,860	(12,874)	6	(12,880)
0.17	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	08/08/19	08/08/39	JPY	22,870	(5,722)	5	(5,727)
0.72	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	03/21/24	03/21/44	JPY	19,000	(18,555)	4	(18,559)
0.20	Semi-Annual	6-Month JPY LIBOR, (0.05)%	Semi-Annual	08/28/24	08/28/44	JPY	12,720	(1,581)	3	(1,584)
6-Month LIBOR, 2.04%	Quarterly	1.63	Semi-Annual	12/31/19	05/15/45	USD	960	18,025	708	17,317
3.02	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	12/08/38	12/08/48	USD	400	(40,078)	6	(40,084)
2.38	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	07/05/39	07/05/49	USD	620	(33,347)	10	(33,357)
1.89	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/08/19	08/08/49	USD	670	(56,602)	15	(56,617)
1.86	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/12/19	08/12/49	USD	705	(53,368)	16	(53,384)
3-Month LIBOR, 2.14%	Quarterly	1.73	Semi-Annual	08/15/19	08/15/49	USD	600	25,545	13	25,532
1.78	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	08/16/39	08/16/49	USD	500	(5,588)	8	(5,596)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.71%	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	08/16/39	08/16/49	USD	600	$(3,478)	$9	$(3,487)
1.64	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/16/19	08/16/49	USD	170	(3,507)	4	(3,511)
1.63	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/16/19	08/16/49	USD	570	(11,335)	57	(11,392)
1.67	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	08/17/39	08/17/49	USD	460	(1,266)	7	(1,273)
1.54	Semi-Annual	3-Month LIBOR, 2.14%	Quarterly	08/30/19	08/30/49	USD	170	534	4	530
1.57	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	09/03/19	09/03/49	USD	500	(2,354)	11	(2,365)
6-Month LIBOR, 2.04%	Quarterly	1.86	Semi-Annual	11/07/19	11/07/49	USD	370	28,974	8	28,966
2.37	Semi-Annual	6-Month LIBOR, 2.04%	Quarterly	06/15/20	06/15/50	USD	1,580	(322,470)	35	(322,505)

								$(1,114,048)	$5,407	$(1,119,455)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	20	$(4,869)	$(4,551)	$(318)
UPC Holding BV	5.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	2	(503)	(496)	(7)
UPC Holding BV	5.00	Quarterly	Bank of America N.A.	06/20/24	EUR	10	(2,434)	(2,375)	(59)

							$(7,806)	$(7,422)	$(384)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank PLC	12/20/23	B	EUR	30	$(7,350)	$(4,158)	$(3,192)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	48	(9,604)	80	(9,684)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	208	(41,619)	1,745	(43,364)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	3	(63)	(16)	(47)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	4	(93)	63	(156)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	16	(401)	272	(673)
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	3	(83)	(86)	3
Telecom Italia SpA	1.00	Quarterly	Bank of America N.A.	06/20/24	BB+	EUR	2	(81)	(84)	3
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	3	(83)	(88)	5
Telecom Italia SpA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	BB+	EUR	2	(80)	(87)	7
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	BB+	EUR	5	(459)	(741)	282
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	B	EUR	30	(2,122)	(2,853)	731
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	BB+	USD	5,000	(254,802)	(506,217)	251,415
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	N/R	USD	2,500	(127,401)	(250,179)	122,778
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R	USD	5,550	(284,680)	(738,377)	453,697
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	9,450	(323,028)	(1,163,001)	839,973
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(170,914)	(541,682)	370,768
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(170,914)	(541,682)	370,768
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(170,913)	(535,765)	364,852
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(170,914)	(541,631)	370,717

								$(1,735,604)	$(4,824,487)	$3,088,883

(a)	Using Standard & Poor’s (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$15,706	$(2,010,843)	$2,859,823	$(4,369,716)	$—
OTC Swaps	2,160	(4,834,069)	3,145,999	(57,500)	—
Options Written	—	—	4,759,499	(4,805,444)	(8,654,296)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	732,261	$—	$732,261
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	707,978	—	—	707,978
Options purchased(b)
Investments at value — unaffiliated(c)	—	—	—	—	8,630,824	—	8,630,824
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,159	—	—	2,858,664	—	2,859,823
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,148,159	—	—	—	—	3,148,159

	$—	$3,149,318	$—	$707,978	$12,221,749	$—	$16,079,045

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$507	$—	$108,680	$—	$109,187
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	505,758	—	—	505,758
Options written
Options written at value	—	—	—	—	8,654,296	—	8,654,296
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	391,597	—	—	3,978,119	—	4,369,716
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,891,569	—	—	—	—	4,891,569

	$—	$5,283,166	$507	$505,758	$12,741,095	$—	$18,530,526

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.
(c)	Includes forward settling swaptions.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,381)	$—	$7,730,781	$—	$7,729,400
Forward foreign currency exchange contracts	—	—	—	1,730,292	—	—	1,730,292
Options purchased(a)	—	—	—	—	1,315,481	—	1,315,481
Options written	—	—	—	—	(2,009,180)	—	(2,009,180)
Swaps	—	965,913	—	—	3,200,740	1,905	4,168,558

	$—	$965,913	$(1,381)	$1,730,292	$10,237,822	$1,905	$12,934,551

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(58)	$—	$799,678	$—	$799,620
Forward foreign currency exchange contracts	—	—	—	(98,874)	—	—	(98,874)
Options purchased(b)	—	—	—	—	3,363,504	—	3,363,504
Options written	—	—	—	—	159,851	—	159,851
Swaps	—	1,279,349	—	—	(2,160,585)	—	(881,236)

	$—	$1,279,349	$(58)	$(98,874)	$2,162,448	$—	$3,342,865

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$169,036,950
Average notional value of contracts — short	$178,262,590
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$38,255,078
Average amounts sold — in USD	$21,374,710
Options:
Average value of option contracts purchased	$394,067
Average value of option contracts written	$306,037
Average notional value of swaption contracts purchased	$340,565,206
Average notional value of swaption contracts written	$1,464,993,343
Credit default swaps:
Average notional value — buy protection	$51,847,810
Average notional value — sell protection	$45,094,676
Interest rate swaps:
Average notional value — pays fixed rate	$391,924,723
Average notional value — receives fixed rate	$368,470,825
Inflation swaps:
Average notional value — receives fixed rate	$—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Swaps — Centrally cleared	$—		$2,777
Futures contracts	271,323		162,844
Forward foreign currency exchange contracts	707,978		505,758
Options(a)	8,630,824	(b)	8,654,296
Swaps — OTC(c)	3,148,159		4,891,569

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$12,758,284		$14,217,244
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(894,561)		(659,471)

Total derivative assets and liabilities subject to an MNA	$11,863,723		$13,557,773

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Asset (c)(d)
Bank of America N.A.	$283,455	$(283,455)	$—	$—	$—
Barclays Bank PLC	2,670,597	(2,670,597)	—	—	—
BNP Paribas S.A.	72,484	(503)	—	—	71,981
Citibank N.A.	1,102,306	(873,619)	—	—	228,687
Credit Suisse International	1,601,322	(1,601,322)	—	—	—
Deutsche Bank AG	275,514	(275,514)	—	—	—
Goldman Sachs Bank USA	444,120	(238,459)	—	—	205,661
HSBC Bank PLC	5,966	—	—	—	5,966
JPMorgan Chase Bank N.A.	1,053,052	(1,012,256)	—	(40,796)	—
Morgan Stanley & Co. International PLC	3,342,262	(2,668,102)	—	(420,000)	254,160
Nomura International PLC	440,640	(440,640)	—	—	—
Standard Chartered Bank	10,569	(10,569)	—	—	—
State Street Bank and Trust Co.	221,650	(3,161)	—	—	218,489
UBS AG	339,786	(218,514)	—	—	121,272

	$11,863,723	$(10,296,711)	$—	$(460,796)	$1,106,216

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (e)	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$1,011,616	$(283,455)	$—	$(640,000)	$88,161
Barclays Bank PLC	3,109,224	(2,670,597)	—	(108,000)	330,627
BNP Paribas S.A.	503	(503)	—	—	—
Citibank N.A.	873,619	(873,619)	—	—	—
Credit Suisse International	2,411,768	(1,601,322)	—	(810,446)	—
Deutsche Bank AG	1,232,515	(275,514)	(793,793)	—	163,208
Goldman Sachs Bank USA	238,459	(238,459)	—	—	—
JPMorgan Chase Bank N.A.	1,012,256	(1,012,256)	—	—	—
Morgan Stanley & Co. International PLC	2,668,102	(2,668,102)	—	—	—
Nomura International PLC	714,032	(440,640)	—	—	273,392
Standard Chartered Bank	64,004	(10,569)	—	—	53,435
State Street Bank and Trust Co.	3,161	(3,161)	—	—	—
UBS AG	218,514	(218,514)	—	—	—

	$13,557,773	$(10,296,711)	$(793,793)	$(1,558,446)	$908,823

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$47,288,078	$3,916,040	$51,204,118
Corporate Bonds	—	514,190,789	8,958,424	523,149,213
Floating Rate Loan Interests	—	13,402,315	617,363	14,019,678
Foreign Agency Obligations	—	19,741,484	—	19,741,484
Municipal Bonds	—	26,937,777	—	26,937,777
Non-Agency Mortgage-Backed Securities	—	37,358,284	—	37,358,284
Preferred Securities(a)	7,628,877	81,534,129		89,163,006
U.S. Government Sponsored Agency Securities	—	142,690,256	—	142,690,256
U.S. Treasury Obligations	—	194,637,834	—	194,637,834
Options Purchased
Interest Rate Contracts(a)	623,237	8,007,587	—	8,630,824
Short-Term Securities
Foreign Agency Obligations	—	259,136	—	259,136
Money Market Funds	17,476,265	—	—	17,476,265

	$25,728,379	$1,086,047,669	$13,491,827	$1,125,267,875

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$3,147,158	$—	$3,147,158
Forward foreign currency contracts	—	707,978	—	707,978
Interest rate contracts	732,261	2,858,664	—	3,590,925
Liabilities:
Credit contracts	—	(449,097)	—	(449,097)
Equity contracts	(507)	—	—	(507)
Forward foreign currency contracts	—	(505,758)	—	(505,758)
Interest rate contracts	(602,530)	(12,138,565)	—	(12,741,095)

	$129,224	$(6,379,620)	$—	$(6,250,396)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statements purposes. As of period end, reverse repurchase agreements of $273,620,756 are categorized as level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust’s had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of August 31, 2018	$248,806	$8,366,900	$1,241,580	$1	$9,857,287
Transfers into Level 3	3,794,679	—	—	—	3,794,679
Transfers out of Level 3	—	—	(342,718)	—	(342,718)
Accrued discounts/premiums	(147,050)	—	1,101	—	(145,949)
Net realized gain (loss)	(88,825)	—	125	—	(88,700)
Net change in unrealized appreciation (depreciation)(a)(b)	168,654	697,126	(40,153)	(1)	825,626
Purchases	—	—	177,360	—	177,360
Sales	(60,224)	(105,602)	(419,932)	—	(585,758)

Closing balance, as of August 31, 2019	$3,916,040	$8,958,424	$617,363	$—	$13,491,827

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019(b)	$168,654	$697,126	$(38,285)	$—	$827,495

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2019	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $4,533,403. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approch	Unobservable Inputs	Range of unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Corporate Bonds	$8,958,424	Income	Credit Spread	135-315	267

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 1.3%

Chemicals — 0.4%
Element Solutions, Inc.(a)		572,739	$5,343,655

Consumer Finance — 0.0%
Ally Financial, Inc.		1	31

Containers & Packaging — 0.1%
Crown Holdings, Inc.(a)		19,566	1,288,225

Diversified Financial Services — 0.1%
Kcad Holdings I Ltd.(a)(b)		2,223,465,984	1,556,426

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA(a)		135,737	72,564

Energy Equipment & Services — 0.0%
Osum Oil Sands Corp.(a)(b)(c)		400,000	630,915

Equity Real Estate Investment Trusts (REITs) — 0.2%
Gaming and Leisure Properties, Inc.		57,580	2,252,530

Hotels, Restaurants & Leisure — 0.2%
Stars Group, Inc.(a)		147,423	2,240,023

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		527,174	1,370,652
Emmis Communications Corp., Class A(a)		7,210	35,690

			1,406,342

Metals & Mining — 0.2%
Constellium SE, Class A(a)		285,624	3,438,913

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(a)		1,025	12,833

Total Common Stocks — 1.3% (Cost — $46,901,826)			18,242,457

		Par (000)

Asset-Backed Securities — 1.5%
AIMCO CLO, Series 2017-AA, Class C, (3 mo. LIBOR US + 2.45%), 4.73%, 07/20/29(d)(e)	USD	250	248,567
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 4.43%, 10/21/28(d)(e)		250	247,805
Allegro CLO VIII Ltd., Series 2018-2A, Class C, (3 mo. LIBOR US + 2.15%), 4.45%, 07/15/31(d)(e)		250	243,593
ALM VII R Ltd.(d)(e):
Series 2013-7R2A, Class BR2, (3 mo. LIBOR US + 2.20%), 4.50%, 10/15/27		250	245,272
Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 5.00%, 10/15/28		500	498,419
ALM VIII Ltd., Series 2013-8A, Class CR, (3 mo. LIBOR US + 3.95%), 6.25%, 10/15/28(d)(e)		1,400	1,390,194
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(d)(e):
Class BR2, (3 mo. LIBOR US + 1.90%), 4.20%, 07/15/27		500	493,116
Class CR2, (3 mo. LIBOR US + 2.70%), 5.00%, 07/15/27		743	732,772
AMMC CLO Ltd.(d)(e):
Series 2016-19A, Class C, (3 mo. LIBOR US + 2.80%), 5.10%, 10/15/28		413	412,223
Series 2018-22A, Class D, (3 mo. LIBOR US + 2.70%), 4.98%, 04/25/31		250	233,453

Security		Par (000)	Value

Asset-Backed Securities (continued)
Anchorage Capital CLO Ltd., Series 2X, Class E, (3 mo. EURIBOR + 5.66%), 5.66%, 05/15/31(e)	EUR	203	$220,192
Apidos CLO XV, Series 2013-15A, Class CRR, (3 mo. LIBOR US + 1.85%), 4.13%, 04/20/31(d)(e)	USD	500	483,910
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 4.27%, 07/16/31(d)(e)		250	243,195
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.95%), 8.25%, 01/15/27(d)(e)		750	738,628
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3 mo. LIBOR US + 1.80%), 3.96%, 05/15/30(d)(e)		500	478,790
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class B, (3 mo. LIBOR US + 1.50%), 3.80%, 01/15/31(d)(e)		400	391,080
Atrium XIV LLC, Series 14A, Class C, (3 mo. LIBOR US + 1.95%), 4.27%, 08/23/30(d)(e)		266	258,901
Cairn CLO IV BV, Series 2014-4X, Class ERR, (3 mo. EURIBOR + 5.88%), 5.88%, 04/30/31(e)	EUR	1,000	1,098,275
Cairn CLO VII BV, Series 2016-7X, Class E, (3 mo. EURIBOR + 6.35%), 6.35%, 01/31/30(e)		900	992,426
Carlyle Global Market Strategies CLO Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.85%), 4.13%, 04/20/27(d)(e)	USD	250	246,649
Carlyle US CLO Ltd., Series 2016-4A, Class BR, (3 mo. LIBOR US + 2.10%), 4.38%, 10/20/27(d)(e)		250	248,330
CBAM Ltd., Series 2017-2A, Class C1, (3 mo. LIBOR US + 2.40%), 4.70%, 10/17/29(d)(e)		500	495,924
CIFC Funding I Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.50%), 5.78%, 04/23/29(d)(e)		500	496,663
CIFC Funding Ltd., Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 4.50%, 10/17/30(d)(e)		250	248,222
Dryden Senior Loan Fund, Series 2017-50A, Class C, (3 mo. LIBOR US + 2.25%), 4.55%, 07/15/30(d)(e)		500	496,742
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.90%), 5.20%, 07/15/30(d)(e)		500	473,110
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (3 mo. LIBOR US + 1.95%), 4.25%, 07/15/31(d)(e)		250	241,267
Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, (3 mo. LIBOR US + 1.70%), 3.85%, 11/22/31(d)(e)		250	248,570
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class C, (3 mo. LIBOR US + 1.90%), 4.18%, 04/20/30(d)(e)		550	534,823
LCM XV LP, Series 15A, Class CR, (3 mo. LIBOR US + 2.40%), 4.68%, 07/20/30(d)(e)		500	497,104
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.45%), 5.71%, 01/27/26(d)(e)		500	498,482
Madison Park Funding XXV Ltd., Series 2017-25A, Class B, 4.63%, 04/25/29		550	550,227

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 3.96%, 01/23/31(d)(e)	USD	250	$247,935
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class CR, (3 mo. LIBOR US + 2.15%), 4.45%, 10/17/27(d)(e)		500	493,367
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class C, (3 mo. LIBOR US + 2.20%), 4.48%, 12/12/30(d)(e)		508	495,527
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 4.15%, 07/15/27(d)(e)		250	247,566
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (3 mo. LIBOR US + 2.95%), 5.23%, 01/20/32(d)(e)		266	249,327
OZLM VI Ltd., Series 2014-6A, Class B1S, (3 mo. LIBOR US + 2.10%), 4.40%, 04/17/31(d)(e)		500	483,301
OZLM XIX Ltd., Series 2017-19A, Class C, (3 mo. LIBOR US + 3.10%), 5.40%, 11/22/30(d)(e)		500	479,076
Palmer Square CLO Ltd., Series 2015-1A, Class BR2, (3 mo. LIBOR US + 2.25%), 4.40%, 05/21/29(d)(e)		500	499,435
Regatta VII Funding Ltd., Series 2016-1A(d)(e):
Class CR, (3 mo. LIBOR US + 2.00%), 4.39%, 12/20/28		250	245,821
Class DR, (3 mo. LIBOR US + 2.75%), 5.14%, 12/20/28		500	474,145
Rockford Tower CLO Ltd.(d)(e):
Series 2018-2A, Class C, (3 mo. LIBOR US + 2.20%), 4.48%, 10/20/31		250	247,226
Series 2019-1A, Class C, (3 mo. LIBOR US + 2.75%), 5.37%, 04/20/32		334	332,590
Series 2019-1A, Class D, (3 mo. LIBOR US + 3.85%), 6.47%, 04/20/32		522	512,145
TIAA CLO IV Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.70%), 3.98%, 01/20/32(d)(e)		500	493,108
TICP CLO XII Ltd., Series 2018-12A, Class D, (3 mo. LIBOR US + 2.80%), 5.10%, 01/15/31(d)(e)		500	479,529
Treman Park CLO Ltd., Series 2015-1A, Class C3RR, (3 mo. LIBOR US + 2.00%), 4.28%, 10/20/28(d)(e)		250	247,399
York CLO 1 Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 2.10%), 4.38%, 10/22/29(d)(e)		500	490,154

Total Asset-Backed Securities — 1.5% (Cost — $21,993,218)			21,644,575

Corporate Bonds — 112.3%

Aerospace & Defense — 5.6%
Amsted Industries, Inc., 5.63%, 07/01/27(d)		890	950,075
Arconic, Inc.:
6.15%, 08/15/20		1,540	1,592,268
5.40%, 04/15/21		45	46,373
5.87%, 02/23/22		1,363	1,455,629
5.13%, 10/01/24		5,571	5,936,712
BBA US Holdings, Inc., 5.38%, 05/01/26(d)		1,733	1,810,985
Bombardier, Inc.(d):
8.75%, 12/01/21		2,292	2,486,820
5.75%, 03/15/22		404	407,535
6.13%, 01/15/23		1,200	1,194,000

Security		Par (000)	Value

Aerospace & Defense (continued)
7.50%, 12/01/24	USD	3,409	$3,396,557
7.50%, 03/15/25		3,596	3,501,605
7.88%, 04/15/27		11,432	11,074,750
Global Aircraft Leasing Co. Ltd., 6.50%, 09/15/24(d)(f)		3,104	3,088,480
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(d)		1,810	1,941,225
TransDigm UK Holdings PLC, 6.88%, 05/15/26		1,423	1,490,592
TransDigm, Inc.:
6.00%, 07/15/22		1,779	1,807,909
6.50%, 05/15/25		1,411	1,470,967
6.25%, 03/15/26(d)		33,805	36,466,468

			80,118,950

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(d)		110	118,525

Airlines — 0.2%
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/21		2,617	2,731,538

Auto Components — 1.7%
Allison Transmission, Inc.(d):
5.00%, 10/01/24		827	850,859
5.88%, 06/01/29		2,109	2,261,902
GKN Holdings Ltd., 4.63%, 05/12/32	GBP	205	255,813
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	471	466,290
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22		1,452	1,495,560
6.75%, 02/01/24		1,286	1,345,478
6.38%, 12/15/25		982	1,039,693
6.25%, 05/15/26(d)		1,741	1,817,169
IHO Verwaltungs GmbH(f):
(4.38% PIK), 3.63%, 05/15/25	EUR	125	140,472
(4.63% PIK), 3.88%, 05/15/27		152	167,482
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26		401	449,533
6.25%, 05/15/26(d)	USD	4,953	5,138,737
8.50%, 05/15/27(d)		7,281	7,098,975
Tesla, Inc., 5.30%, 08/15/25(d)		1,571	1,402,117

			23,930,080

Banks — 0.8%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(g)	EUR	300	343,316
Banco BPM SpA:
1.75%, 04/24/23		150	166,970
2.50%, 06/21/24		300	340,155
Banco de Sabadell SA (5 year EUR Swap + 5.10%), 5.38%, 12/12/28(g)		100	120,762
Banco Espirito Santo SA(a)(h):
4.75%, 01/15/20		1,900	438,521
4.00%, 01/21/21		1,100	253,880
Barclays PLC:
4.38%, 09/11/24	USD	3,020	3,102,757
5.20%, 05/12/26		800	849,318
CIT Group, Inc.:
5.00%, 08/15/22		278	296,373
5.00%, 08/01/23		404	437,835
5.25%, 03/07/25		1,127	1,262,240
6.13%, 03/09/28		634	758,423
6.00%, 04/01/36		2,800	2,667,000
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	100	121,496

			11,159,046

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26	EUR	150	$170,314
Jeld-Wen, Inc., 4.63%, 12/15/25(d)	USD	823	806,540

			976,854

Building Products — 0.9%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(d)		860	891,175
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(d)		78	76,928
Builders FirstSource, Inc., 6.75%, 06/01/27(d)		941	1,028,042
CPG Merger Sub LLC, 8.00%, 10/01/21(d)		2,165	2,167,706
Jeld-Wen, Inc., 4.88%, 12/15/27(d)		129	124,808
Masonite International Corp.(d):
5.75%, 09/15/26		701	742,184
5.38%, 02/01/28		426	449,430
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(d)		665	716,537
Standard Industries, Inc.(d):
5.50%, 02/15/23		768	787,200
5.38%, 11/15/24		2,374	2,442,252
6.00%, 10/15/25		3,311	3,480,689

			12,906,951

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(d)		703	617,079

Capital Markets — 0.3%
Intertrust Group BV, 3.38%, 11/15/25	EUR	281	327,974
LABL Escrow Issuer LLC, 6.75%, 07/15/26(d)	USD	1,585	1,628,587
LPL Holdings, Inc., 5.75%, 09/15/25(d)		323	339,958
Owl Rock Capital Corp., 5.25%, 04/15/24		1,108	1,164,273
Stevens Holding Co., Inc., 6.13%, 10/01/26(d)		813	845,520

			4,306,312

Chemicals — 2.8%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(d)(f)		1,632	1,576,920
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)		8,925	8,858,062
Axalta Coating Systems LLC, 4.88%, 08/15/24(d)		1,451	1,501,930
Blue Cube Spinco LLC:
9.75%, 10/15/23		3,228	3,542,730
10.00%, 10/15/25		2,292	2,572,770
Chemours Co.:
6.63%, 05/15/23		1,276	1,298,330
4.00%, 05/15/26	EUR	700	712,873
5.38%, 05/15/27	USD	761	675,388
Element Solutions, Inc., 5.88%, 12/01/25(d)		5,919	6,177,956
GCP Applied Technologies, Inc., 5.50%, 04/15/26(d)		791	808,798
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	150	169,399
NOVA Chemicals Corp., 4.88%, 06/01/24(d)	USD	456	467,970
OCI NV, 5.00%, 04/15/23	EUR	290	333,800
PQ Corp.(d):
6.75%, 11/15/22	USD	2,337	2,425,105
5.75%, 12/15/25		3,478	3,564,950
Solvay SA (5 year EUR Swap + 3.92%), 4.25%(g)(i)	EUR	100	121,418
TPC Group, Inc., 10.50%, 08/01/24(d)	USD	1,794	1,883,700
Versum Materials, Inc., 5.50%, 09/30/24(d)		1,190	1,282,225
WR Grace & Co-Conn(d):
5.13%, 10/01/21		2,483	2,576,113
5.63%, 10/01/24		559	603,720

			41,154,157

Security		Par (000)	Value

Commercial Services & Supplies — 2.4%
ADT Security Corp.:
3.50%, 07/15/22	USD	424	$425,060
4.13%, 06/15/23		471	478,507
4.88%, 07/15/32(d)		3,409	2,970,091
Advanced Disposal Services, Inc., 5.63%, 11/15/24(d)		1,104	1,156,440
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(d)		1,792	1,841,280
Clean Harbors, Inc.(d):
4.88%, 07/15/27		1,570	1,660,275
5.13%, 07/15/29		881	938,265
Core & Main LP, 6.13%, 08/15/25(d)		4,369	4,434,535
Fortress Transportation & Infrastructure Investors LLC(d):
6.75%, 03/15/22		444	461,760
6.50%, 10/01/25		470	484,100
GFL Environmental, Inc., 8.50%, 05/01/27(d)		2,056	2,251,320
Harland Clarke Holdings Corp., 8.38%, 08/15/22(d)		2,648	2,098,540
KAR Auction Services, Inc., 5.13%, 06/01/25(d)		3,235	3,332,050
Mobile Mini, Inc., 5.88%, 07/01/24		3,503	3,634,362
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(d)		1,289	1,342,171
United Rentals North America, Inc.:
4.63%, 10/15/25		2,982	3,066,838
5.50%, 05/15/27		2,464	2,643,897
Waste Pro USA, Inc., 5.50%, 02/15/26(d)		760	790,400
WeWork Cos., Inc., 7.88%, 05/01/25(d)		1,114	1,136,280

			35,146,171

Commercial Services & Supplies — 0.0%
Diocle SpA (3 mo. EURIBOR + 3.88%), 3.88%, 06/30/26(e)	EUR	109	122,043

Communications Equipment — 2.2%
CommScope, Inc.(d):
5.50%, 03/01/24	USD	4,911	4,978,526
6.00%, 03/01/26		2,212	2,252,922
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(d)		2,302	2,402,712
Nokia OYJ:
3.38%, 06/12/22		714	722,925
4.38%, 06/12/27		439	455,463
6.63%, 05/15/39		3,486	4,026,330
Telefonaktiebolaget LM Ericsson, Series 7Y, 1.88%, 03/01/24	EUR	100	116,802
ViaSat, Inc., 5.63%, 04/15/27(d)	USD	3,974	4,222,375
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		2,128	2,194,777
6.38%, 05/15/25		3,004	3,090,365
5.75%, 01/15/27(d)		6,993	7,132,860

			31,596,057

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 8.50%, 07/15/25(d)		1,580	1,392,375
frontdoor, Inc., 6.75%, 08/15/26(d)		1,265	1,372,525
SRS Distribution, Inc., 8.25%, 07/01/26(d)		1,015	994,700

			3,759,600

Construction Materials — 1.4%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(d)		1,961	2,078,660
HD Supply, Inc., 5.38%, 10/15/26(d)		10,802	11,506,290
Navistar International Corp., 6.63%, 11/01/25(d)		2,509	2,540,363
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(d)		1,002	1,024,545

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials (continued)
Williams Scotsman International, Inc.(d):
7.88%, 12/15/22	USD	771	$811,959
6.88%, 08/15/23		2,344	2,455,340

			20,417,157

Consumer Discretionary — 1.0%
Dun & Bradstreet Corp., 6.88%, 08/15/26(d)		4,502	4,879,043
Live Nation Entertainment, Inc., 4.88%, 11/01/24(d)		296	306,730
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(d)		500	493,750
ServiceMaster Co. LLC, 5.13%, 11/15/24(d)		2,307	2,421,496
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	119,343
Viking Cruises Ltd., 5.88%, 09/15/27(d)	USD	5,975	6,199,062

			14,419,424

Consumer Finance — 3.6%
Ally Financial, Inc.:
3.88%, 05/21/24		1,179	1,242,371
5.13%, 09/30/24		517	579,686
8.00%, 11/01/31		12,354	17,264,715
Credit Acceptance Corp., 6.63%, 03/15/26(d)		993	1,074,307
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	100	121,514
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(f)	EUR	252	222,314
Navient Corp.:
6.63%, 07/26/21	USD	1,454	1,555,780
6.50%, 06/15/22		463	501,198
5.50%, 01/25/23		718	754,115
7.25%, 09/25/23		1,100	1,221,000
6.13%, 03/25/24		257	272,741
5.88%, 10/25/24		1,653	1,738,939
6.75%, 06/25/25		423	454,725
6.75%, 06/15/26		572	612,040
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	595	707,858
4.50%, 05/15/26(d)		2,465	2,932,555
6.25%, 05/15/26(d)	USD	107	116,496
8.25%, 11/15/26(d)		5,980	6,727,500
Springleaf Finance Corp.:
6.13%, 05/15/22		490	527,975
6.88%, 03/15/25		2,077	2,354,799
7.13%, 03/15/26		1,564	1,783,742
6.63%, 01/15/28		1,679	1,842,703
Verscend Escrow Corp., 9.75%, 08/15/26(d)		6,985	7,478,001

			52,087,074

Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 05/15/23	EUR	100	112,349
4.63%, 05/15/23(d)	USD	5,069	5,187,919
6.75%, 05/15/24	EUR	100	115,950
4.13%, 08/15/26(d)	USD	1,449	1,465,272
4.75%, 07/15/27(d)	GBP	427	524,987
4.75%, 07/15/27		212	260,649
Berry Global, Inc., 4.88%, 07/15/26(d)	USD	2,530	2,656,500
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		1,290	1,338,375
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		3,052	3,204,600
Crown European Holdings SA, 3.38%, 05/15/25	EUR	100	122,681
Greif, Inc., 6.50%, 03/01/27(d)	USD	268	281,400
Intertape Polymer Group, Inc., 7.00%, 10/15/26(d)		747	775,013

Security		Par (000)	Value

Containers & Packaging (continued)
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	223	$253,176
5.50%, 04/15/24(d)	USD	6,087	6,254,392
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d):
5.13%, 07/15/23		749	770,009
7.00%, 07/15/24		4,220	4,362,425
Sealed Air Corp.:
4.50%, 09/15/23	EUR	160	200,868
5.13%, 12/01/24(d)	USD	142	152,118
6.88%, 07/15/33(d)		700	815,500
Trivium Packaging Finance BV:
(3 mo. EURIBOR + 3.75%), 3.75%, 08/15/26(e)	EUR	100	112,515
3.75%, 08/15/26		420	492,759
5.50%, 08/15/26(d)	USD	5,539	5,857,493
8.50%, 08/15/27(d)		4,788	5,147,100

			40,464,050

County/City/Special District/School District — 0.0%
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(j)	EUR	200	203,241

Diversified Consumer Services — 1.3%
APX Group, Inc.:
8.75%, 12/01/20	USD	1,281	1,216,950
7.88%, 12/01/22		1,649	1,568,611
Ascend Learning LLC, 6.88%, 08/01/25(d)		4,958	5,137,728
Graham Holdings Co., 5.75%, 06/01/26(d)		1,087	1,163,090
Laureate Education, Inc., 8.25%, 05/01/25(d)		591	643,451
Matthews International Corp., 5.25%, 12/01/25(d)		274	260,985
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	192	247,063
Prime Security Services Borrower LLC/Prime Finance, Inc.(d):
5.25%, 04/15/24	USD	2,486	2,567,814
5.75%, 04/15/26		1,261	1,314,593
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)		1,664	1,713,920
Service Corp. International, 5.13%, 06/01/29		2,161	2,312,270
Verisure Holding AB, 3.50%, 05/15/23	EUR	245	280,988

			18,427,463

Diversified Financial Services — 1.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(d)	USD	6,269	6,660,812
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	225	270,768
Barclays PLC(g):
(5 year EUR Swap + 2.45%), 2.63%, 11/11/25	EUR	200	222,781
(5 year EUR Swap + 1.90%), 2.00%, 02/07/28		100	108,193
Cabot Financial Luxembourg II SA (3 mo. EURIBOR + 6.38%), 6.38%, 06/14/24(e)		148	167,715
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	126,182
DPL, Inc., 7.25%, 10/15/21	USD	112	120,120
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(d)		1,173	1,190,595
Fairstone Financial, Inc., 7.88%, 07/15/24(d)		560	583,800
FS Energy & Power Fund, 7.50%, 08/15/23(d)		277	274,922
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	430	449,633
(3 mo. EURIBOR + 4.50%), 4.50%, 09/01/23(e)		120	115,651

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Intrum AB:
2.75%, 07/15/22	EUR	137	$153,081
3.50%, 07/15/26		301	346,114
Lehman Brothers Holding Escrow, 1.00%, 09/22/18(a)(h)	USD	430	5,805
Lehman Brothers Holdings, Inc.(a)(h)(k):
5.38%, 10/17/17	EUR	350	5,385
4.75%, 01/16/18(b)		1,890	29,081
1.00%, 02/05/18		3,950	60,777
1.00%, 12/31/49	USD	1,535	20,723
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	220	249,284
MSCI, Inc., 5.25%, 11/15/24(d)	USD	683	709,091
Pershing Square Holdings Ltd., 5.50%, 07/15/22(d)		2,100	2,211,825
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(d)		3,756	3,858,539
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	113,752
WMG Acquisition Corp.:
4.13%, 11/01/24		180	205,008
5.50%, 04/15/26(d)	USD	918	961,605

			19,221,242

Diversified Telecommunication Services — 3.1%
CenturyLink, Inc.:
5.63%, 04/01/25		1,453	1,485,693
Series P, 7.60%, 09/15/39		932	894,720
Series U, 7.65%, 03/15/42		932	890,060
Series W, 6.75%, 12/01/23		5,280	5,722,200
Series Y, 7.50%, 04/01/24		2,178	2,417,536
Cincinnati Bell, Inc., 7.00%, 07/15/24(d)		2,099	1,915,338
DKT Finance ApS, 7.00%, 06/17/23	EUR	100	118,416
Embarq Corp., 8.00%, 06/01/36	USD	2,334	2,288,160
Frontier Communications Corp., 8.00%, 04/01/27(d)		9,832	10,249,860
GCI LLC, 6.63%, 06/15/24(d)		869	927,658
Level 3 Financing, Inc.:
5.38%, 08/15/22		243	243,911
5.63%, 02/01/23		969	985,677
5.13%, 05/01/23		1,292	1,313,047
5.38%, 05/01/25		760	790,400
5.25%, 03/15/26		4,892	5,099,910
Qwest Corp., 6.75%, 12/01/21		680	733,550
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	400	479,073
4.75%, 07/30/25		415	519,919
3.13%, 09/19/25		100	116,242
5.00%, 04/15/28		300	381,181
4.00%, 09/19/29		100	119,290
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	572	604,890
6.00%, 09/30/34		1,445	1,481,125
7.20%, 07/18/36		116	129,340
7.72%, 06/04/38		371	428,505
Telecom Italia SpA:
5.88%, 05/19/23	GBP	200	269,067
4.00%, 04/11/24	EUR	639	778,077
5.30%, 05/30/24(d)	USD	2,504	2,679,280
2.75%, 04/15/25	EUR	439	506,020
Telecom Italia SpA/Milano, 3.00%, 09/30/25		100	116,507

			44,684,652

Electric Utilities — 0.4%
AES Corp., 5.50%, 04/15/25	USD	130	135,691

Security		Par (000)	Value

Electric Utilities (continued)
Edison International, 5.75%, 06/15/27	USD	265	$300,686
EDP - Energias de Portugal SA (5 year EUR Swap + 4.29%), 4.50%, 04/30/79(g)	EUR	100	122,544
NextEra Energy Operating Partners LP(d):
4.25%, 07/15/24	USD	3,007	3,089,693
4.25%, 09/15/24		617	639,829
4.50%, 09/15/27		654	671,985
Talen Energy Supply LLC:
6.50%, 06/01/25		294	223,440
10.50%, 01/15/26(d)		294	267,246

			5,451,114

Electronic Equipment, Instruments & Components — 0.7%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23		3,624	3,696,480
5.50%, 12/01/24		5,100	5,552,625
5.00%, 09/01/25		714	746,130
Itron, Inc., 5.00%, 01/15/26(d)		231	236,197

			10,231,432

Energy Equipment & Services — 0.8%
Apergy Corp., 6.38%, 05/01/26		1,109	1,114,545
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(d)		932	976,270
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(d)		1,716	1,707,420
Pattern Energy Group, Inc., 5.88%, 02/01/24(d)		935	967,725
Transocean, Inc.:
8.38%, 12/15/21		275	284,281
9.00%, 07/15/23(d)		3,153	3,259,351
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		1,557	1,595,925
6.88%, 09/01/27(d)		1,624	1,670,414

			11,575,931

Environmental, Maintenance, & Security Service — 0.3%
GFL Environmental, Inc., 7.00%, 06/01/26(d)		2,652	2,751,450
Tervita Corp., 7.63%, 12/01/21(d)		1,577	1,600,655

			4,352,105

Equity Real Estate Investment Trusts (REITs) — 2.8%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(d)		966	1,016,715
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(d)		1,436	1,440,488
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		1,008	1,108,276
5.38%, 04/15/26		602	660,791
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		2,468	2,517,360
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		350	361,375
Iron Mountain, Inc., 4.88%, 09/15/27(d)		1,763	1,810,389
iStar, Inc.:
4.63%, 09/15/20		221	223,763
6.00%, 04/01/22		529	542,886
5.25%, 09/15/22		596	610,900
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		386	416,571
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		7,968	8,705,040
4.50%, 09/01/26		2,451	2,567,422
5.75%, 02/01/27(d)		117	129,162
4.50%, 01/15/28		1,691	1,729,048

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24	USD	271	$278,791
5.00%, 10/15/27		4,688	5,004,440
4.63%, 08/01/29		3,215	3,343,600
SBA Communications Corp., 4.88%, 09/01/24		6,011	6,221,385
Starwood Property Trust, Inc., 5.00%, 12/15/21		1,695	1,758,563
Vivion Investments Sarl, 3.00%, 08/08/24	EUR	200	218,986

			40,665,951

Food & Staples Retailing — 0.5%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24	USD	285	298,538
5.75%, 03/15/25		606	621,150
5.88%, 02/15/28(d)		1,957	2,062,404
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	225	277,457
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21	EUR	300	262,042
Iceland Bondco PLC, 4.63%, 03/15/25	GBP	100	104,715
Nomad Foods Bondco PLC, 3.25%, 05/15/24	EUR	200	227,480
Picard Groupe SAS (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(e)		100	107,674
Post Holdings, Inc.(d):
5.63%, 01/15/28	USD	484	515,460
5.50%, 12/15/29		2,099	2,219,084
Premier Foods Finance PLC, 6.25%, 10/15/23	GBP	100	125,271
Tesco Corporate Treasury Services PLC, 2.50%, 05/02/25		141	175,859

			6,997,134

Food Products — 1.9%
Aramark Services, Inc.(d):
5.00%, 04/01/25	USD	148	152,906
5.00%, 02/01/28		3,317	3,445,534
Boparan Finance PLC, 5.50%, 07/15/21	GBP	100	60,830
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(d)	USD	2,258	2,083,005
Darling Ingredients, Inc., 5.25%, 04/15/27(d)		882	939,330
Graphic Packaging International LLC, 4.75%, 07/15/27(d)		772	810,600
JBS USA LUX SA/JBS USA Finance, Inc.(d):
5.88%, 07/15/24		1,419	1,460,889
5.75%, 06/15/25		5,499	5,722,397
6.75%, 02/15/28		1,180	1,304,637
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d):
6.50%, 04/15/29		4,550	5,039,125
5.50%, 01/15/30		2,773	2,939,380
Post Holdings, Inc.(d):
5.50%, 03/01/25		2,014	2,107,147
5.75%, 03/01/27		207	219,938
Simmons Foods, Inc., 7.75%, 01/15/24(d)		1,306	1,410,480

			27,696,198

Health Care Equipment & Supplies — 2.1%
Avantor, Inc.:
4.75%, 10/01/24	EUR	126	148,735
6.00%, 10/01/24(d)	USD	8,547	9,166,657
9.00%, 10/01/25(d)		7,606	8,556,750
Hologic, Inc.(d):
4.38%, 10/15/25		204	208,590
4.63%, 02/01/28		714	738,098
Immucor, Inc., 11.13%, 02/15/22(d)		1,380	1,397,250

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(d)	USD	9,878	$9,532,270
Teleflex, Inc.:
4.88%, 06/01/26		826	870,158
4.63%, 11/15/27		101	106,795

			30,725,303

Health Care Providers & Services — 6.5%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		782	787,865
AHP Health Partners, Inc., 9.75%, 07/15/26(d)		1,052	1,129,979
Centene Corp.:
4.75%, 05/15/22		2	2,050
5.38%, 06/01/26(d)		10,220	10,925,691
CHS/Community Health Systems, Inc.(d):
8.63%, 01/15/24		3,435	3,435,000
8.00%, 03/15/26		3,624	3,479,040
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(d)(f)		601	607,010
Encompass Health Corp., 5.75%, 11/01/24		1,072	1,085,400
Envision Healthcare Crop., 8.75%, 10/15/26(d)		1,687	919,415
HCA, Inc.:
5.38%, 02/01/25		2,604	2,890,440
5.88%, 02/15/26		142	161,986
5.38%, 09/01/26		2,251	2,509,865
5.63%, 09/01/28		5,303	6,033,820
5.88%, 02/01/29		4,772	5,493,765
MEDNAX, Inc., 5.25%, 12/01/23(d)		933	937,665
Molina Healthcare, Inc.:
5.38%, 11/15/22		774	827,243
4.88%, 06/15/25(d)		1,633	1,665,660
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		2,526	2,257,764
NVA Holdings, Inc., 6.88%, 04/01/26(d)		1,005	1,073,139
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(d)(f)		3,701	3,108,560
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(d)		3,351	3,582,387
Sotera Health Holdings LLC, 6.50%, 05/15/23(d)		1,538	1,564,915
Surgery Center Holdings, Inc.(d):
6.75%, 07/01/25		1,193	1,020,755
10.00%, 04/15/27		2,057	1,969,577
Tenet Healthcare Corp.:
6.00%, 10/01/20		3,670	3,813,130
8.13%, 04/01/22		4,174	4,497,068
4.63%, 07/15/24		4,695	4,829,981
4.63%, 09/01/24(d)		2,078	2,140,340
4.88%, 01/01/26(d)		8,285	8,513,666
6.25%, 02/01/27(d)		824	854,900
5.13%, 11/01/27(d)		5,521	5,707,334
Vizient, Inc., 6.25%, 05/15/27(d)		2,533	2,722,975
WellCare Health Plans, Inc.:
5.25%, 04/01/25		1,404	1,470,058
5.38%, 08/15/26(d)		2,015	2,148,494

			94,166,937

Health Care Technology — 0.7%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)		4,094	4,120,447
IQVIA, Inc.:
3.25%, 03/15/25	EUR	1,200	1,356,803
3.25%, 03/15/25(d)		100	113,067
5.00%, 10/15/26(d)	USD	1,254	1,322,970
5.00%, 05/15/27(d)		2,482	2,621,613

			9,534,900

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure — 5.3%
1011778 BC ULC/New Red Finance, Inc.(d):
4.25%, 05/15/24	USD	3,317	$3,424,006
5.00%, 10/15/25		9,436	9,742,670
Boyne USA, Inc., 7.25%, 05/01/25(d)		1,014	1,106,527
Cedar Fair LP, 5.25%, 07/15/29(d)		1,547	1,678,495
Churchill Downs, Inc.(d):
5.50%, 04/01/27		4,820	5,121,250
4.75%, 01/15/28		1,391	1,432,730
Cirsa Finance International Sarl, 7.88%, 12/20/23(d)		200	211,300
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21	EUR	100	106,933
7.63%, 11/01/21(d)	USD	200	194,068
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	174	213,709
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	812	860,720
6.00%, 09/15/26		717	784,219
ESH Hospitality, Inc., 5.25%, 05/01/25(d)		1,388	1,434,845
Golden Nugget, Inc., 6.75%, 10/15/24(d)		6,652	6,801,670
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		1,114	1,175,827
4.88%, 01/15/30(d)		5,570	5,959,900
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		529	556,772
International Game Technology PLC, 3.50%, 06/15/26	EUR	115	134,634
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(d):
5.00%, 06/01/24	USD	255	263,606
5.25%, 06/01/26		1,878	1,985,985
4.75%, 06/01/27		790	827,525
Lions Gate Capital Holdings LLC(d):
6.38%, 02/01/24		147	155,260
5.88%, 11/01/24		1,096	1,139,840
MGM Resorts International:
6.63%, 12/15/21		2,010	2,185,875
7.75%, 03/15/22		2,666	2,993,198
4.63%, 09/01/26		3,124	3,233,340
Sabre GLBL, Inc.(d):
5.38%, 04/15/23		1,516	1,553,900
5.25%, 11/15/23		882	906,255
Scientific Games International, Inc.:
5.00%, 10/15/25(d)		3,859	3,987,273
3.38%, 02/15/26	EUR	800	896,385
8.25%, 03/15/26(d)	USD	5,344	5,664,640
Sisal Group SpA, 7.00%, 07/31/23	EUR	100	113,917
Six Flags Entertainment Corp.(d):
4.88%, 07/31/24	USD	4,025	4,165,875
5.50%, 04/15/27		1,784	1,908,880
Station Casinos LLC, 5.00%, 10/01/25(d)		1,500	1,530,150
Stonegate Pub Co. Financing PLC(e):
(3 mo. LIBOR GBP + 6.25%), 7.04%, 03/15/22	GBP	100	122,662
(3 mo. LIBOR GBP + 4.38%), 5.16%, 03/15/22		150	183,343
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32		400	542,130
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	100	104,969
5.75%, 04/01/27		306	326,655
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(d)		527	552,033

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.:
3.88%, 11/01/23	USD	721	$740,827
5.35%, 11/01/43		30	28,500

			77,053,298

Household Durables — 1.3%
Algeco Global Finance PLC, 8.00%, 02/15/23(d)		2,867	2,869,150
Lennar Corp.:
6.63%, 05/01/20		1,160	1,191,088
8.38%, 01/15/21		2,810	3,020,750
4.88%, 12/15/23		968	1,038,180
5.25%, 06/01/26		302	328,803
4.75%, 11/29/27		2,510	2,729,625
Mattamy Group Corp.(d):
6.88%, 12/15/23		924	962,115
6.50%, 10/01/25		388	411,280
MDC Holdings, Inc., 6.00%, 01/15/43		716	733,900
Meritage Homes Corp., 5.13%, 06/06/27		404	425,210
PulteGroup, Inc., 6.38%, 05/15/33		2,805	3,050,437
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(d)		1,505	1,614,113
Tempur Sealy International, Inc., 5.50%, 06/15/26		822	858,990
TRI Pointe Group, Inc., 4.88%, 07/01/21		292	301,125

			19,534,766

Household Products — 0.2%
Diamond (BC) BV, 5.63%, 08/15/25	EUR	100	93,311
Energizer Holdings, Inc.(d):
6.38%, 07/15/26	USD	365	384,619
7.75%, 01/15/27		1,661	1,816,719

			2,294,649

Independent Power and Renewable Electricity Producers — 2.5%
AES Corp.:
4.50%, 03/15/23		1,021	1,049,486
4.88%, 05/15/23		281	284,864
6.00%, 05/15/26		283	303,444
Calpine Corp.:
6.00%, 01/15/22(d)		251	252,765
5.38%, 01/15/23		6,175	6,259,412
5.88%, 01/15/24(d)		1,312	1,340,024
5.75%, 01/15/25		3,294	3,343,410
5.25%, 06/01/26(d)		3,360	3,402,000
Clearway Energy Operating LLC:
5.38%, 08/15/24		2,005	2,055,125
5.75%, 10/15/25(d)		1,149	1,197,855
NRG Energy, Inc.:
3.75%, 06/15/24(d)		845	874,284
6.63%, 01/15/27		4,203	4,539,240
5.75%, 01/15/28		2,537	2,733,618
4.45%, 06/15/29(d)		2,668	2,802,766
5.25%, 06/15/29(d)		2,355	2,512,950
TerraForm Power Operating LLC(d):
4.25%, 01/31/23		1,191	1,220,358
6.63%, 06/15/25(l)		140	147,700
5.00%, 01/31/28		2,208	2,299,124

			36,618,425

Industrial Conglomerates — 0.9%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	500	569,496
BWX Technologies, Inc., 5.38%, 07/15/26(d)	USD	855	904,162
Vertiv Group Corp.:
9.25%, 10/15/24(d)		2,835	2,679,075

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates (continued)
(Aquired 05/09/19, cost $8,648,806), 10.00%, 06/30/24(b)(m)	USD	8,900	$8,944,500

			13,097,233

Insurance — 1.9%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(d)		737	794,117
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(d)		8,047	8,217,999
AmWINS Group, Inc., 7.75%, 07/01/26(d)		953	1,000,650
Ardonagh Midco 3 PLC, 8.63%, 07/15/23(d)		950	919,125
Assicurazioni Generali SpA (3 mo. EURIBOR + 5.35%), 5.50%, 10/27/47(g)	EUR	300	396,482
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.00%, 01/23/27		100	141,006
CNO Financial Group, Inc., 5.25%, 05/30/29	USD	2,006	2,216,630
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	100	116,509
GTCR AP Finance, Inc., 8.00%, 05/15/27(d)	USD	1,244	1,265,770
HUB International Ltd., 7.00%, 05/01/26(d)		6,841	6,943,615
Nationstar Mortgage Holdings, Inc.(d):
8.13%, 07/15/23		3,994	4,136,107
9.13%, 07/15/26		977	1,033,177

			27,181,187

Interactive Media & Services — 1.1%
Equinix, Inc., 2.88%, 03/15/24	EUR	345	394,286
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(d)	USD	1,726	1,820,930
Match Group, Inc., 5.63%, 02/15/29(d)		318	344,633
Netflix, Inc.:
4.88%, 04/15/28		496	518,940
5.88%, 11/15/28		3,589	4,015,194
3.88%, 11/15/29	EUR	396	470,261
5.38%, 11/15/29(d)	USD	3,247	3,531,112
Symantec Corp., 5.00%, 04/15/25(d)		1,107	1,114,295
Uber Technologies, Inc.(d):
7.50%, 11/01/23		1,894	1,979,230
8.00%, 11/01/26		1,179	1,240,161
United Group BV, 4.38%, 07/01/22	EUR	258	289,923

			15,718,965

IT Services — 1.4%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		200	197,829
9.75%, 09/01/26(d)	USD	8,696	7,913,360
Gartner, Inc., 5.13%, 04/01/25(d)		1,176	1,233,318
InterXion Holding NV, 4.75%, 06/15/25	EUR	164	196,286
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(d)	USD	4,268	4,412,045
WEX, Inc., 4.75%, 02/01/23(d)		3,891	3,920,182
Xerox Corp.:
4.80%, 03/01/35		2,281	1,978,768
6.75%, 12/15/39		178	179,691

			20,031,479

Leisure Products — 0.3%
Mattel, Inc., 6.75%, 12/31/25(d)		3,689	3,790,448

Machinery — 1.3%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(d)		1,004	1,041,650
Colfax Corp.(d):
6.00%, 02/15/24		2,626	2,799,972
6.38%, 02/15/26		1,416	1,539,900
Manitowoc Co., Inc., 9.00%, 04/01/26(d)		801	796,995

Security		Par (000)	Value

Machinery (continued)
Mueller Water Products, Inc., 5.50%, 06/15/26(d)	USD	1,246	$1,311,415
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	158	171,934
SPX FLOW, Inc.(d):
5.63%, 08/15/24	USD	727	758,806
5.88%, 08/15/26		623	657,265
Terex Corp., 5.63%, 02/01/25(d)		3,708	3,773,150
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(d)		4,327	3,915,935
Wabash National Corp., 5.50%, 10/01/25(d)		1,510	1,489,102

			18,256,124

Media — 15.2%
Altice Financing SA(d):
6.63%, 02/15/23		3,688	3,803,250
7.50%, 05/15/26		2,595	2,763,675
Altice Finco SA, 7.63%, 02/15/25(d)		240	247,200
Altice France SA:
6.25%, 05/15/24(d)		409	421,646
7.38%, 05/01/26(d)		8,792	9,385,460
5.88%, 02/01/27	EUR	300	364,747
8.13%, 02/01/27(d)	USD	5,777	6,369,142
Altice Luxembourg SA:
7.75%, 05/15/22(d)		1,469	1,506,496
7.63%, 02/15/25(d)		3,883	4,014,051
8.00%, 05/15/27	EUR	200	235,821
10.50%, 05/15/27(d)	USD	4,206	4,574,025
AMC Networks, Inc., 4.75%, 08/01/25		3,441	3,514,121
Block Communications, Inc., 6.88%, 02/15/25(d)		685	719,250
Capital Stage Finance BV (5 year EUR Swap + 1.10%), 5.25%(g)(i)(j)	EUR	100	129,652
CCO Holdings LLC/CCO Holdings Capital Corp.(d):
4.00%, 03/01/23	USD	1,937	1,956,370
5.13%, 05/01/27		11,305	11,954,924
5.88%, 05/01/27		142	151,230
5.00%, 02/01/28		465	488,250
5.38%, 06/01/29		7,950	8,496,562
Clear Channel International BV, 8.75%, 12/15/20(d)		4,201	4,292,876
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		4,835	4,939,774
9.25%, 02/15/24(d)		7,526	8,250,377
5.13%, 08/15/27(d)		9,976	10,437,390
Series B, 6.50%, 11/15/22		10,424	10,649,888
CSC Holdings LLC:
5.38%, 07/15/23(d)		5,009	5,148,050
5.25%, 06/01/24		3,073	3,288,110
7.75%, 07/15/25(d)		1,484	1,593,445
6.63%, 10/15/25(d)		1,611	1,724,704
10.88%, 10/15/25(d)		11,138	12,641,630
5.50%, 05/15/26(d)		1,179	1,246,793
5.38%, 02/01/28(d)		1,000	1,067,760
6.50%, 02/01/29(d)		2,031	2,275,989
5.75%, 01/15/30(d)		2,990	3,128,288
Series 144S, 5.13%, 12/15/21(d)		6,425	6,433,032
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(d)		4,946	5,193,300
DISH DBS Corp.:
6.75%, 06/01/21		2,450	2,580,585
5.88%, 07/15/22		4,649	4,811,715
5.00%, 03/15/23		1,948	1,911,475
5.88%, 11/15/24		2,621	2,493,357
eircom Finance DAC, 3.50%, 05/15/26	EUR	142	166,599
Entercom Media Corp., 6.50%, 05/01/27(d)	USD	1,411	1,460,385

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Entertainment One Ltd., 4.63%, 07/15/26	GBP	191	$252,837
Gray Television, Inc., 7.00%, 05/15/27(d)	USD	1,060	1,159,057
Hughes Satellite Systems Corp., 5.25%, 08/01/26		916	970,960
iHeartCommunications, Inc.:
6.38%, 05/01/26		929	1,003,525
5.25%, 08/15/27(d)		1,801	1,893,625
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		3,724	3,388,840
8.50%, 10/15/24(d)		4,863	4,826,528
9.75%, 07/15/25(d)		4,483	4,600,679
Level 3 Parent LLC, 5.75%, 12/01/22		1,939	1,953,543
MDC Partners, Inc., 6.50%, 05/01/24(d)		1,545	1,405,950
Meredith Corp., 6.88%, 02/01/26		1,046	1,103,530
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(d)		972	1,008,965
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(d)		1,450	1,480,813
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(d)		390	397,800
Sable International Finance Ltd., 5.75%, 09/07/27(d)		600	627,000
Sirius XM Radio, Inc.(d):
4.63%, 05/15/23		230	234,025
4.63%, 07/15/24		953	994,694
5.00%, 08/01/27		1,764	1,861,020
5.50%, 07/01/29		4,134	4,504,861
Summer BidCo BV, (9.0% Cash or 9.75% PIK), 9.00%, 11/15/25(f)	EUR	175	204,932
TEGNA, Inc.:
5.13%, 10/15/19	USD	457	457,503
5.50%, 09/15/24(d)		344	352,600
Tele Columbus AG, 3.88%, 05/02/25	EUR	100	105,967
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(d)	USD	2,400	2,440,800
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	140	168,869
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(d)	USD	679	734,590
Tribune Media Co., 5.88%, 07/15/22		1,962	1,990,822
United Group BV, 4.88%, 07/01/24	EUR	299	343,404
Unitymedia GmbH, 3.75%, 01/15/27		100	117,324
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.50%, 01/15/27		100	116,775
6.25%, 01/15/29		270	330,677
Univision Communications, Inc.(d):
5.13%, 05/15/23	USD	2,007	1,981,913
5.13%, 02/15/25		1,200	1,157,868
UPC Holding BV:
5.50%, 01/15/28(d)		220	229,350
3.88%, 06/15/29	EUR	100	116,087
UPCB Finance VII Ltd., 3.63%, 06/15/29		260	305,041
Videotron Ltd., 5.13%, 04/15/27(d)	USD	2,383	2,508,108
Virgin Media Finance PLC, 5.75%, 01/15/25(d)		4,988	5,186,073
Virgin Media Secured Finance PLC:
5.00%, 04/15/27	GBP	200	254,920
6.25%, 03/28/29		360	465,308
5.50%, 05/15/29(d)	USD	1,914	2,000,130
WMG Acquisition Corp., 3.63%, 10/15/26	EUR	100	117,324
Ziggo Bond Co. BV:
4.63%, 01/15/25		100	113,823
5.88%, 01/15/25(d)	USD	2,843	2,938,951
6.00%, 01/15/27(d)		640	667,200

Security		Par (000)	Value

Media (continued)
Ziggo BV:
4.25%, 01/15/27	EUR	257	$307,090
5.50%, 01/15/27(d)	USD	2,575	2,716,496

			218,929,591

Metals & Mining — 3.8%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(d)		1,549	1,638,068
CONSOL Energy, Inc., 11.00%, 11/15/25(d)		2,871	2,957,130
Constellium SE:
5.75%, 05/15/24(d)		1,752	1,804,560
6.63%, 03/01/25(d)		941	985,109
4.25%, 02/15/26	EUR	200	229,882
5.88%, 02/15/26(d)	USD	5,703	5,945,377
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		3,348	3,356,370
3.88%, 03/15/23		6,360	6,426,144
5.00%, 09/01/27		662	660,345
5.25%, 09/01/29		1,261	1,250,294
5.45%, 03/15/43		8,474	7,732,525
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)		2,203	2,090,096
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(d)		791	830,550
Kaiser Aluminum Corp., 5.88%, 05/15/24		773	801,988
New Gold, Inc., 6.25%, 11/15/22(d)		2,920	2,861,600
Novelis Corp.(d):
6.25%, 08/15/24		8,359	8,756,052
5.88%, 09/30/26		2,046	2,161,088
Steel Dynamics, Inc.:
5.25%, 04/15/23		949	964,184
5.50%, 10/01/24		1,540	1,586,970
4.13%, 09/15/25		365	367,738
5.00%, 12/15/26		470	491,150
thyssenkrupp AG, 2.88%, 02/22/24	EUR	438	498,665

			54,395,885

Multi-Utilities — 0.1%
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(d)	USD	1,963	2,056,243

Multiline Retail — 0.0%
Hipercor SA, 3.88%, 01/19/22	EUR	200	236,108

Offshore Drilling & Other Services — 0.1%
Entegris, Inc., 4.63%, 02/10/26(d)	USD	1,250	1,287,500

Oil, Gas & Consumable Fuels — 10.7%
Aker BP ASA, 4.75%, 06/15/24(d)		1,990	2,034,775
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		385	362,863
Antero Resources Corp., 5.38%, 11/01/21		303	294,289
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(d)		1,610	1,614,025
Berry Petroleum Co. LLC, 7.00%, 02/15/26(d)		743	681,702
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25		1,138	1,012,820
California Resources Corp., 8.00%, 12/15/22(d)		656	377,200
Callon Petroleum Co.:
6.13%, 10/01/24		2,070	2,007,900
Series WI, 6.38%, 07/01/26		1,204	1,167,880
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		1,865	1,783,872
8.25%, 07/15/25		739	716,830
Centennial Resource Production LLC, 6.88%, 04/01/27(d)		886	886,000

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24	USD	2,328	$2,685,930
5.88%, 03/31/25		2,553	2,846,595
5.13%, 06/30/27		6,893	7,608,149
Cheniere Energy Partners LP:
5.63%, 10/01/26		1,956	2,063,580
Series WI, 5.25%, 10/01/25		329	340,104
Chesapeake Energy Corp.:
6.63%, 08/15/20		958	955,653
4.88%, 04/15/22		2,059	1,706,396
5.75%, 03/15/23		628	502,400
7.00%, 10/01/24		1,290	983,625
8.00%, 03/15/26(d)		956	683,540
8.00%, 06/15/27		3,243	2,343,100
CNX Resources Corp., 5.88%, 04/15/22		5,805	5,616,337
Comstock Resources, Inc., 9.75%, 08/15/26		843	634,357
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(d)		1,054	748,340
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		385	391,738
5.63%, 05/01/27(d)		1,695	1,694,458
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		4,857	4,808,430
DCP Midstream Operating LP:
5.38%, 07/15/25		1,417	1,498,477
5.13%, 05/15/29		334	342,367
6.45%, 11/03/36(d)		1,282	1,342,895
6.75%, 09/15/37(d)		2,344	2,461,200
Denbury Resources, Inc.(d):
9.00%, 05/15/21		465	423,150
9.25%, 03/31/22		1,900	1,596,000
eG Global Finance PLC:
3.63%, 02/07/24	EUR	175	186,643
4.38%, 02/07/25		333	355,462
6.75%, 02/07/25(d)	USD	2,283	2,203,095
Endeavor Energy Resources LP/EER Finance, Inc.(d):
5.50%, 01/30/26		2,899	3,011,336
5.75%, 01/30/28		1,691	1,771,322
EnLink Midstream LLC, 5.38%, 06/01/29		474	463,809
EnLink Midstream Partners LP:
4.40%, 04/01/24		1,638	1,621,620
4.15%, 06/01/25		150	143,250
4.85%, 07/15/26		325	318,500
5.60%, 04/01/44		1,228	1,037,660
5.05%, 04/01/45		1,622	1,338,150
5.45%, 06/01/47		16	13,520
Extraction Oil & Gas, Inc.(d):
7.38%, 05/15/24		1,944	1,458,000
5.63%, 02/01/26		2,661	1,756,260
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		350	347,375
5.63%, 06/15/24		190	181,450
6.50%, 10/01/25		716	697,205
6.25%, 05/15/26		735	702,212
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(d)		1,860	1,632,150
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(d)		1,075	1,112,625

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Indigo Natural Resources LLC, 6.88%, 02/15/26(d)	USD	1,817	$1,499,025
Ithaca Energy North Sea PLC, 9.38%, 07/15/24(d)		200	206,260
Matador Resources Co., 5.88%, 09/15/26		2,174	2,106,062
MEG Energy Corp.(d):
6.38%, 01/30/23		1,039	981,855
7.00%, 03/31/24		182	173,128
6.50%, 01/15/25		4,241	4,262,205
Murphy Oil Corp.:
5.75%, 08/15/25		955	966,651
5.63%, 12/01/42		507	441,090
Nabors Industries, Inc.:
5.00%, 09/15/20		142	141,290
4.63%, 09/15/21		1,110	1,057,275
5.50%, 01/15/23		306	272,723
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(d)		480	492,240
NGPL PipeCo LLC, 7.77%, 12/15/37(d)		3,002	3,913,948
Noble Holding International Ltd.:
7.75%, 01/15/24		113	75,145
7.88%, 02/01/26(d)		3,375	2,725,312
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 8.50%, 05/15/23(f)		398	409,803
NuStar Logistics LP, 6.00%, 06/01/26		931	998,497
Pacific Drilling SA, 8.38%, 10/01/23(d)		4,233	3,862,612
Parkland Fuel Corp., 5.88%, 07/15/27(d)		1,241	1,303,050
Parsley Energy LLC/Parsley Finance Corp.(d):
6.25%, 06/01/24		696	722,100
5.38%, 01/15/25		2,126	2,168,520
5.25%, 08/15/25		408	414,120
5.63%, 10/15/27		1,130	1,163,900
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25		1,607	1,664,707
PDC Energy, Inc.:
1.13%, 09/15/21(j)		40	37,063
6.13%, 09/15/24		263	262,343
5.75%, 05/15/26		957	935,372
QEP Resources, Inc.:
6.88%, 03/01/21		482	478,385
5.38%, 10/01/22		2,452	2,206,800
5.25%, 05/01/23		380	332,500
5.63%, 03/01/26		680	550,800
Range Resources Corp.:
5.75%, 06/01/21		1,230	1,217,700
5.88%, 07/01/22		454	434,705
5.00%, 08/15/22		463	431,747
4.88%, 05/15/25		867	710,940
Rowan Cos., Inc., 4.88%, 06/01/22		3,132	2,552,580
SM Energy Co.:
6.13%, 11/15/22		1,563	1,453,590
5.00%, 01/15/24		440	385,000
5.63%, 06/01/25		304	258,400
6.75%, 09/15/26		104	88,400
Southwestern Energy Co.:
6.20%, 01/23/25		594	519,750
7.75%, 10/01/27		741	644,670
SRC Energy, Inc., 6.25%, 12/01/25		298	295,393
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		791	832,527
Series WI, 4.88%, 01/15/23		1,170	1,196,325
Series WI, 5.50%, 02/15/26		200	207,500
Series WI, 5.88%, 03/15/28		808	840,320

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(d):
4.75%, 10/01/23	USD	158	$156,618
5.50%, 09/15/24		2,321	2,262,975
5.50%, 01/15/28		4,474	4,211,152
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25%, 11/15/23		637	636,204
5.13%, 02/01/25		245	251,125
5.88%, 04/15/26		1,406	1,472,785
5.38%, 02/01/27		48	49,526
6.50%, 07/15/27(d)		2,173	2,357,705
5.00%, 01/15/28		2,359	2,370,795
6.88%, 01/15/29(d)		5,317	5,875,285
Transocean Pontus Ltd., 6.13%, 08/01/25(d)		498	504,425
Transocean Poseidon Ltd., 6.88%, 02/01/27(d)		1,831	1,911,106
Transocean Sentry Ltd., 5.38%, 05/15/23(d)		744	736,560
Transocean, Inc.(d):
7.25%, 11/01/25		1,343	1,222,130
7.50%, 01/15/26		1,096	1,000,100
WPX Energy, Inc.:
8.25%, 08/01/23		1,760	1,958,000
5.75%, 06/01/26		225	233,438

			153,672,878

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(d)		1,566	1,659,960

Personal Products — 0.1%
Avon International Capital PLC, 6.50%, 08/15/22(d)		634	653,020
Coty, Inc.:
4.00%, 04/15/23	EUR	100	109,443
6.50%, 04/15/26(d)	USD	340	321,300

			1,083,763

Pharmaceuticals — 4.5%
Bausch Health Americas, Inc.(d):
8.50%, 01/31/27		4,792	5,319,024
9.25%, 04/01/26		1,183	1,339,748
Bausch Health Cos., Inc.:
5.50%, 03/01/23(d)		1,642	1,658,420
4.50%, 05/15/23	EUR	2,715	3,021,219
5.88%, 05/15/23(d)	USD	1,743	1,764,787
7.00%, 03/15/24(d)		3,210	3,390,274
6.13%, 04/15/25(d)		3,758	3,870,740
5.50%, 11/01/25(d)		6,464	6,778,991
9.00%, 12/15/25(d)		1,758	1,971,157
5.75%, 08/15/27(d)		1,922	2,061,345
7.00%, 01/15/28(d)		2,258	2,366,226
7.25%, 05/30/29(d)		3,764	3,980,430
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(d)		1,572	1,646,843
Charles River Laboratories International, Inc., 5.50%, 04/01/26(d)		1,963	2,100,214
Eagle Holding Co. II LLC, (7.75% Cash), 7.75%, 05/15/22(d)(f)		1,972	1,994,185
Elanco Animal Health, Inc., 4.90%, 08/28/28		1,088	1,185,615
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(d)		8,068	8,330,210
MEDNAX, Inc., 6.25%, 01/15/27(d)		4,830	4,733,400
Nidda BondCo GmbH:
7.25%, 09/30/25	EUR	337	394,806
5.00%, 09/30/25		100	112,255
Par Pharmaceutical, Inc., 7.50%, 04/01/27(d)	USD	3,873	3,611,572
Rossini Sarl, 6.75%, 10/30/25	EUR	501	601,451

Security		Par (000)	Value

Pharmaceuticals (continued)
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(d)	USD	1,020	$1,060,800
Team Health Holdings, Inc., 6.38%, 02/01/25(d)		1,972	1,321,240
Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 03/01/25	EUR	100	98,090

			64,713,042

Professional Services — 0.1%
Dun & Bradstreet Corp., 10.25%, 02/15/27(d)	USD	1,174	1,282,595
House of Finance NV, 4.38%, 07/15/26	EUR	166	188,598

			1,471,193

Real Estate Management & Development — 0.3%
ADLER Real Estate AG, 3.00%, 04/27/26		200	236,296
Consus Real Estate AG, 9.63%, 05/15/24		100	105,289
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(d)	USD	1,158	1,187,355
Howard Hughes Corp., 5.38%, 03/15/25(d)		1,426	1,468,780
Newmark Group, Inc., 6.13%, 11/15/23		642	697,146
Residomo SRO, 3.38%, 10/15/24	EUR	220	251,689
Summit Germany Ltd., 2.00%, 01/31/25		145	155,080

			4,101,635

Restaurants — 0.1%
IRB Holding Corp., 6.75%, 02/15/26(d)	USD	829	833,145

Road & Rail — 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75%, 07/15/27(d)		933	950,214
Avis Budget Finance PLC, 4.75%, 01/30/26	EUR	307	361,870
Europcar Mobility Group, 4.00%, 04/30/26		195	222,287
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(d)	USD	1,094	1,069,385
Herc Holdings, Inc., 5.50%, 07/15/27(d)		2,682	2,775,870
Hertz Corp., 7.63%, 06/01/22(d)		2,991	3,114,528
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	243	280,830
Loxam SAS:
3.25%, 01/14/25		268	308,168
3.75%, 07/15/26		115	132,761
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	485	495,609
5.88%, 09/15/26		567	608,108
5.25%, 01/15/30		960	1,026,000

			11,345,630

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		422	476,345
Qorvo, Inc., 5.50%, 07/15/26		2,652	2,831,063
Sensata Technologies BV(d):
5.63%, 11/01/24		1,260	1,367,100
5.00%, 10/01/25		3,439	3,645,340

			8,319,848

Software — 5.2%
ACI Worldwide, Inc., 5.75%, 08/15/26(d)		3,872	4,065,600
CDK Global, Inc.:
4.88%, 06/01/27		4,031	4,164,990
5.25%, 05/15/29(d)		795	820,838
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(d)		5,864	6,333,120
Infor US, Inc., 6.50%, 05/15/22		12,873	13,082,186
Informatica LLC, 7.13%, 07/15/23(d)		5,614	5,712,245
MSCI, Inc., 4.75%, 08/01/26(d)		181	189,371
Nuance Communications, Inc.:
6.00%, 07/01/24		1,512	1,572,480
5.63%, 12/15/26		1,410	1,485,788

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
PTC, Inc., 6.00%, 05/15/24	USD	1,996	$2,090,810
Rackspace Hosting, Inc., 8.63%, 11/15/24(d)		1,189	1,090,908
RP Crown Parent LLC, 7.38%, 10/15/24(d)		4,230	4,408,548
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		11,061	11,724,660
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(d)		1,440	1,479,600
SS&C Technologies, Inc., 5.50%, 09/30/27(d)		8,438	8,859,900
TIBCO Software, Inc., 11.38%, 12/01/21(d)		7,252	7,614,600
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(d)		937	927,630

			75,623,274

Specialty Retail — 1.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		2,505	2,589,544
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(d)		1,907	1,935,605
Group 1 Automotive, Inc., 5.25%, 12/15/23(d)		264	270,600
IAA, Inc., 5.50%, 06/15/27(d)		1,961	2,088,465
L Brands, Inc.:
6.88%, 11/01/35		2,579	2,179,255
6.75%, 07/01/36		384	322,560
Penske Automotive Group, Inc., 5.50%, 05/15/26		299	313,202
PetSmart, Inc.(d):
7.13%, 03/15/23		952	885,360
5.88%, 06/01/25		3,381	3,313,380
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	100	106,470
Staples, Inc.(d):
7.50%, 04/15/26	USD	7,398	7,471,980
10.75%, 04/15/27		857	865,570
Tendam Brands SAU, 5.00%, 09/15/24	EUR	100	111,944

			22,453,935

Technology Hardware, Storage & Peripherals — 0.8%
Dell International LLC/EMC Corp., 7.13%, 06/15/24(d)	USD	5,762	6,074,415
NCR Corp.(d):
5.75%, 09/01/27		1,207	1,274,664
6.13%, 09/01/29		1,207	1,281,074
Western Digital Corp., 4.75%, 02/15/26		3,119	3,192,141

			11,822,294

Textiles, Apparel & Luxury Goods — 0.1%
William Carter Co., 5.63%, 03/15/27(d)		932	992,561

Thrifts & Mortgage Finance — 0.2%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(d):
5.25%, 03/15/22		264	274,560
5.25%, 10/01/25		2,176	2,219,520

			2,494,080

Transportation Infrastructure — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	100	94,024
Ferrovial Netherlands BV (5 year EUR Swap + 2.13%), 2.12%(g)(i)		200	212,292
Swissport Financing Sarl, 5.25%, 08/15/24		176	198,987

			505,303

Utilities — 0.2%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23		100	114,139
4.13%, 08/01/25		227	266,133
Orano SA, 3.38%, 04/23/26		200	239,727

Security		Par (000)	Value

Utilities (continued)
Vistra Operations Co. LLC(d):
5.50%, 09/01/26	USD	142	$149,100
5.63%, 02/15/27		1,069	1,131,804
5.00%, 07/31/27		1,229	1,268,943

			3,169,846

Wireless Telecommunication Services — 3.0%
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27		614	651,608
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(d)		1,739	1,635,203
Equinix, Inc., 2.88%, 02/01/26	EUR	100	114,996
Matterhorn Telecom SA:
3.88%, 05/01/22		235	260,859
4.00%, 11/15/27		100	112,653
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(d)	USD	773	767,203
SBA Communications Corp., 4.00%, 10/01/22		2,644	2,690,270
Sprint Capital Corp.:
6.88%, 11/15/28		1,285	1,424,744
8.75%, 03/15/32		2,842	3,559,548
Sprint Corp.:
7.88%, 09/15/23		5,198	5,847,750
7.13%, 06/15/24		8,699	9,616,397
7.63%, 02/15/25		1,642	1,836,987
7.63%, 03/01/26		1,435	1,612,581
T-Mobile USA, Inc.:
4.00%, 04/15/22		591	608,364
6.50%, 01/15/24		2,638	2,749,376
6.38%, 03/01/25		994	1,029,287
6.50%, 01/15/26		1,549	1,665,175
4.50%, 02/01/26		1,674	1,736,775
4.75%, 02/01/28		3,188	3,355,306
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		1,327	1,449,847
Vodafone Group PLC, Series VOD, 0.00%, 11/26/20(j)(n)	GBP	100	119,695
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(d)(f)	USD	785	800,270

			43,644,894

Total Corporate Bonds — 112.3% (Cost — $1,576,883,949)			1,618,353,853

Floating Rate Loan Interests(e) — 11.7%

Aerospace & Defense — 0.0%
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.87%, 12/06/25(b)		253	253,994
WP CPP Holdings LLC, 2018 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.01%, 04/30/25		328	326,912

			580,906

Air Freight & Logistics — 0.1%
WestJet Airlines Ltd., Term Loan B, 08/06/26(p)		1,658	1,661,631

Auto Components — 0.1%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.61%, 04/30/26		1,864	1,836,139

Capital Markets — 0.2%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 6.00%, 06/03/26		1,116	1,112,864

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Travelport Finance (Luxembourg) Sarl, 2019 Term Loan, (3 mo. LIBOR + 5.00%), 7.54%, 05/29/26	USD	2,114	$1,941,663

			3,054,527

Chemicals — 0.3%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24		3,330	3,227,563
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 05/16/24		480	479,102
Invictus US LLC, 2nd Lien Term Loan, (2 mo. LIBOR + 6.75%), 8.90%, 03/30/26		327	324,387
Momentive Performance Materials, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 05/15/24		468	457,983

			4,489,035

Commercial Services & Supplies — 0.9%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.61%, 08/04/25		2,968	3,008,988
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/30/25		1,746	1,728,737
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.61%, 08/27/25		8,201	8,214,000

			12,951,725

Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 06/21/24(p)		10,079	9,550,271
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 05/23/25		1,802	1,746,905

			11,297,176

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.59%, 04/03/24		1,597	1,550,759

Diversified Consumer Services — 0.5%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 07/12/24		597	591,431
Gol LuxCo SA, 1st Lien Term Loan, (Fixed + 6.50%), 6.50%, 08/31/20(b)		3,885	3,923,850
Uber Technologies, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.20%, 04/04/25		2,859	2,859,120

			7,374,401

Diversified Telecommunication Services — 0.3%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.86%, 01/31/25		4,052	3,991,219

Energy Equipment & Services — 0.3%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.11%, 03/01/24		547	232,494
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.90%, 11/08/22(b)		4,819	4,578,050

			4,810,544

Food & Staples Retailing — 0.1%
US Foods, Inc., 2019 Term Loan B, 08/14/26(p)		835	836,394

Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.61%, 10/10/23		491	482,153

Security		Par (000)	Value

Gas Utilities — 0.0%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.83%, 07/31/25	USD	293	$286,258

Health Care Equipment & Supplies — 0.3%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.33%, 06/15/21		4,270	4,248,261

Health Care Providers & Services — 0.9%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.61%, 06/30/25		966	966,066
Concentra, Inc., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 8.96%, 06/01/23		1,338	1,343,574
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/10/25		5,218	4,027,217
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.88%, 07/02/25		1,591	1,589,660
Quorum Health Corporation, Term Loan B, (3 mo. LIBOR + 6.75%, 1.00% Floor), 9.01%, 04/29/22		1,339	1,317,027
Sotera Health Holdings LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.11%, 05/15/22		3,624	3,551,314

			12,794,858

Health Care Services — 0.1%
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.61%, 07/24/26		2,033	2,021,148

Health Care Technology — 0.3%
Athenahealth, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.50%), 6.83%, 02/11/26		4,453	4,428,026

Hotels, Restaurants & Leisure — 0.3%
NASCAR Holdings, Inc., Term Loan B, 07/26/26(p)		1,063	1,068,092
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		2,723	2,729,364

			3,797,456

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.61%, 08/12/26		456	454,481

Industrial Conglomerates — 0.3%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 11/30/23		3,498	3,285,277
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21		1,849	1,825,143

			5,110,420

Insurance — 0.3%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.15%, 05/09/25		324	314,248
Sedgwick Claims Management Services, Inc.:
2019 Incremental Term Loan B, 08/07/26(p)		1,283	1,277,650
Term Loan B, (1 mo. LIBOR + 3.25%), 5.36%, 12/31/25		2,320	2,247,797

			3,839,695

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Interactive Media & Services — 0.1%
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.86%, 05/06/24	USD	922		$856,758

IT Services — 0.2%
DigiCert Holdings, Inc., 2019 Term Loan B, 08/31/26(p)		1,189		1,184,042
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 08/01/24		881		756,551
Peak 10 Holding Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 1.00% Floor), 9.48%, 08/01/25		420		338,100

				2,278,693

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.36%, 08/30/24		722		694,773

Machinery — 0.3%
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.11%, 03/28/25		3,915		3,750,048

Media — 1.3%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.20%, 08/14/26		1,380		1,366,809
Charter Communications Operating LLC, 2017 Term Loan A2, (3 mo. LIBOR + 1.50%), 3.83%, 03/31/23		—	(o)	2
Clear Channel Outdoor Holdings, Inc., Term Loan B, 08/21/26(p)		4,699		4,693,126
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.90%, 11/27/23		559		558,002
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.65%, 01/02/24		1,820		1,827,636
2017 Term Loan B5, (Fixed + 6.63%), 6.63%, 01/02/24		10,040		10,131,799

				18,577,374

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 8.23%, 10/25/23		1,124		915,863

Oil & Gas Equipment & Services — 0.7%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.11%, 05/09/25		10,518		9,630,328

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.86%, 11/03/25		451		398,008
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor), 12.49%, 12/31/21		1,575		1,393,713
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.62%, 09/27/24		1,343		1,339,278

				3,130,999

Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24		1,149		1,047,433

Security		Par (000)	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.20%, 06/02/25	USD	1,864	$1,865,748

			2,913,181

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 7.15%, 02/06/26		1,366	1,368,841

Software — 1.6%
Cypress Intermediate Holdings III, Inc., 1.00% Floor):
2017 1st Lien Term Loan, 04/26/24(p)		865	857,041
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 8.86%, 04/27/25		212	213,459
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 5.86%, 10/01/25		10,360	10,406,020
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.08%, 02/01/22		993	991,907
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.50%, 11/01/24		3,635	3,714,459
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 11/29/24		1,547	1,446,870
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.36%, 12/01/25		613	571,933
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.36%, 05/30/25		504	493,014
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.46%, 08/01/25		725	711,159
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		693	693,351
SS&C Technologies, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.36%, 04/16/25		1,115	1,115,880
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 6.25%, 06/30/26		1,164	1,162,906
Ultimate Software Group, Inc., Term Loan B, (3 mo. LIBOR + 3.75%), 6.08%, 05/04/26		574	575,138
Veritas Bermuda Ltd., Repriced Term Loan B, 01/27/23(p)		483	457,645

			23,410,782

Textiles, Apparel & Luxury Goods — 0.2%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, 08/15/26(p)		2,386	2,383,018

Wireless Telecommunication Services — 0.5%
Ligado Networks LLC:
2015 2nd Lien Term Loan, 0.00%, 12/07/20		8,250	3,311,683
PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(f)		3,230	2,790,662
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 09/09/21(b)		1,202	1,200,674

			7,303,019

Total Floating Rate Loan Interests — 11.7% (Cost — $177,158,300)			169,110,889

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Beneficial Interest (000)	Value

Other Interests(q) — 0.0%

United States — 0.0%
Lear Corp. Escrow(b)		1,250	$12

Total Other Interests — 0.0% (Cost — $—)			12

		Par (000)

Preferred Securities — 5.6%

Capital Trusts — 4.9%

Banks — 0.7%
ABN AMRO Bank NV, 5.75%(g)(i)	EUR	200	229,200
Allied Irish Banks PLC, 7.38%(g)(i)		210	245,515
Banco Bilbao Vizcaya Argentaria SA, 8.88%(g)(i)		200	243,985
Banco de Sabadell SA, 6.50%(g)(i)		200	217,915
Bankia SA(g)(i):
6.00%		200	222,832
6.38%		200	227,839
CaixaBank SA(g)(i):
5.25%		200	205,251
6.75%		400	474,240
CIT Group, Inc., Series A, 5.80%(g)(i)	USD	1,647	1,674,521
Credit Suisse Group AG, 6.25%(d)(g)(i)		200	211,054
Erste Group Bank AG, 6.50%(g)(i)	EUR	200	251,201
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.50%(e)(i)	USD	200	143,000
ING Groep NV, 6.75%(g)(i)		200	209,884
Intesa Sanpaolo SpA, 7.75%(g)(i)	EUR	600	764,939
National Westminster Bank PLC, Series C, 2.39%(i)(k)	USD	200	160,250
Wells Fargo & Co., Series U, 5.88%(g)(i)		4,627	5,102,609

			10,584,235

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(g)(i)	EUR	100	115,618

Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series P, 5.00%(g)(i)	USD	712	704,435
Morgan Stanley,(g)(i):
Series H, 5.91%		3,309	3,317,272
Series J, 5.55%		440	444,950
UBS Group Funding Switzerland AG, 5.75%(g)(i)	EUR	250	300,787

			4,767,444

Diversified Financial Services — 3.5%
Banco Santander SA(g)(i):
4.75%		200	209,434
6.75%		200	238,738
Bank of America Corp.,(g)(i):
Series AA, 6.10%	USD	8,197	8,934,730
Series DD, 6.30%		815	919,931
Series V, 5.80%		303	303,669
Series X, 6.25%		2,874	3,132,660
Series Z, 6.50%		2,650	2,968,000
Credit Agricole SA(g)(i):
6.50%	EUR	200	237,395
8.13%	USD	200	233,184
Credit Suisse Group AG(d)(g)(i):
6.38%		3,145	3,248,785
7.50%		750	798,825
HBOS Capital Funding LP, 6.85%(i)		800	813,453

Security		Par (000)	Value

Diversified Financial Services (continued)
HSBC Holdings PLC, 6.00%(g)(i)	USD	2,298	$2,303,745
JPMorgan Chase & Co.,(g)(i):
Series 1, 5.74%		1,535	1,542,982
Series FF, 5.00%		6,700	6,951,250
Series Q, 5.15%		850	871,250
Series S, 6.75%		5,589	6,224,749
Series U, 6.13%		4,228	4,550,385
Series V, 5.64%		3,075	3,068,850
Series X, 6.10%		640	691,200
Royal Bank of Scotland Group PLC, 8.63%(g)(i)		607	642,661
Societe Generale SA, 8.00%(g)(i)		200	223,500
Telefonica Europe BV, 4.38%(g)(i)	EUR	600	728,380
UniCredit SpA(g)(i):
6.75%		400	462,700
7.50%		200	240,967
9.25%		225	285,873

			50,827,296

Diversified Telecommunication Services — 0.1%
Telefonica Europe BV(g)(i):
2.63%		300	335,518
3.75%		100	116,499
5.88%		200	256,354

			708,371

Electric Utilities — 0.0%
NGG Finance PLC(g):
1.63%, 12/05/79		100	109,905
2.13%, 09/05/82		125	137,409
RWE AG, 2.75%, 04/21/75(g)		200	224,526

			471,840

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		320	371,890

Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(d)(i)	USD	400	413,000
SES SA(g)(i):
4.63%	EUR	100	117,598
5.63%		200	246,297

			776,895

Oil, Gas & Consumable Fuels — 0.1%
Naturgy Finance BV(g)(i):
3.38%		100	117,162
4.13%		100	119,668
Repsol International Finance BV(g):
3.88%(i)		100	115,675
4.50%, 03/25/75		178	224,306

			576,811

Utilities — 0.0%
Electricite de France SA(g)(i):
4.00%		100	120,483
6.00%		100	134,146

			254,629

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC(k):
4.20%, 10/03/78		200	248,950
3.10%, 01/03/79		300	346,574

			595,524

Total Capital Trusts — 4.9% (Cost — $67,479,689)			70,050,553

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 0.2%

Auto Components — 0.2%
UCI International, Inc., 0.00%(b)	109,729	$2,496,335

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Aquired 04/08/15, cost $649,293), 0.00%(m)	663,678	411,746

Total Preferred Stocks — 0.2% (Cost — $5,272,976)		2,908,081

Trust Preferred — 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 7.94%, 2/15/40(g)	256,246	6,713,645

Total Trust Preferreds — 0.5% (Cost — $6,729,957)		6,713,645

Total Preferred Securities — 5.6% (Cost — $79,482,622)		79,672,279

Total Long-Term Investments — 132.4% (Cost — $1,902,419,915)		1,907,024,065

Options Purchased — 0.0% (Cost — $5,459)		1,142

Total Investments — 132.4% (Cost — $1,902,425,374)		1,907,025,207

Liabilities in Excess of Other Assets — (32.4)%		(466,588,967)

Net Assets — 100.0%		$1,440,436,240

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Perpetual security with no stated maturity date.
(j)	Convertible security.
(k)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate Trust for purposes in effect as of period end.

(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $9,356,246 representing 0.65% of its net assets as of period end, and an original cost of $9,298,099.

(n)	Zero-coupon bond.
(o)	Amount is less than $500.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 08/31/18	Shares Purchased	Shares Sold		Shares Held at 08/31/19	Value at 08/31/19 (c)	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	(b)	—	$—	$57,725	$—	$—
iShares iBoxx USD High Yield Corporate Bond ETF	—	616,000	(616,000)		—	—	69,766	(71,960)	—

						$—	$127,491	$(71,960)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	As of period end, the entity is no longer held by the Trust.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	3	09/20/19	$113	$1,532
Euro Stoxx 600 Index	6	09/20/19	40	(3,061)

				(1,529)

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Bund	6	09/06/19	$1,181	$(53,485)
Euro-BOBL	6	09/06/19	898	(15,567)
S&P 500 E-Mini Index	65	09/20/19	9,506	(215,695)
Long Gilt	1	12/27/19	163	(1,035)

				(285,782)

				$(287,311)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	377,900	USD	457,371	Barclays Bank PLC	09/05/19	$2,476
USD	660,030	AUD	957,000	National Australia Bank Ltd.	09/05/19	15,517
USD	779,451	CAD	1,024,000	Natwest Markets PLC	09/05/19	10,311
USD	49,395,299	EUR	44,192,000	BNP Paribas S.A.	09/05/19	822,436
USD	336,215	EUR	300,000	Goldman Sachs International	09/05/19	6,475
USD	398,817	EUR	356,000	Goldman Sachs International	09/05/19	7,526
USD	250,246	EUR	223,000	JPMorgan Chase Bank N.A.	09/05/19	5,139
USD	115,721	EUR	103,000	State Street Bank and Trust Co.	09/05/19	2,511
USD	4,495,904	GBP	3,683,000	Nomura International PLC	09/05/19	14,242
USD	645,654	AUD	957,000	State Street Bank and Trust Co.	10/03/19	579
USD	44,739,517	EUR	40,575,000	State Street Bank and Trust Co.	10/03/19	43,264
USD	2,033,301	GBP	1,665,000	State Street Bank and Trust Co.	10/03/19	4,692

						935,168

AUD	957,000	USD	645,100	State Street Bank and Trust Co.	09/05/19	(587)
CAD	1,080,000	USD	814,375	Morgan Stanley & Co. International PLC	09/05/19	(3,172)
EUR	3,490,800	USD	3,871,877	Barclays Bank PLC	09/05/19	(35,026)
EUR	40,575,000	USD	44,639,925	State Street Bank and Trust Co.	09/05/19	(42,625)
GBP	1,665,000	USD	2,030,752	State Street Bank and Trust Co.	09/05/19	(4,695)

						(86,105)

	Net Unrealized Appreciation					$849,063

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Euro Stoxx 50 Index	27	12/20/19	EUR	3,800.00	EUR	925	$1,142

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	B	USD	17,283	$1,338,993	$1,033,324	$305,669
iTraxx.XO.31.V1	5.00	Quarterly	06/20/24	B	EUR	380	50,504	41,696	8,808

							$1,389,497	$1,075,020	$314,477

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	130	$(31,650)	$(29,581)	$(2,069)
UPC Holding BV	5.00	Quarterly	Bank of America N.A.	06/20/24	EUR	80	(19,476)	(19,002)	(474)

							$(51,126)	$(48,583)	$(2,543)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	90	$(19,901)	$(7,093)	$(12,808)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	88	(19,533)	(10,124)	(9,409)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	B	EUR	124	(27,440)	(12,783)	(14,657)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	B	EUR	60	(14,699)	(8,316)	(6,383)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	856	(45,828)	(57,201)	11,373
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	368	(73,636)	612	(74,248)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	332	(66,430)	2,785	(69,215)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	130	(4,130)	(11,514)	7,384
Telecom Italia SpA	1.00	Quarterly	Goldman Sachs International	06/20/24	BB+	EUR	100	(3,272)	(8,850)	5,578
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	23	(747)	(768)	21
Telecom Italia SpA	1.00	Quarterly	Bank of America N.A.	06/20/24	BB+	EUR	22	(737)	(758)	21
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	23	(746)	(790)	44
Telecom Italia SpA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	BB+	EUR	22	(717)	(781)	64
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	B+	USD	1,221	(137,049)	(190,972)	53,923
Tesco PLC	1.00	Quarterly	Barclays Bank PLC	12/20/25	BB+	EUR	200	(5,102)	(5,428)	326
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	BB+	EUR	51	(4,579)	(7,412)	2,833
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	BB+	EUR	290	(20,497)	(27,565)	7,068

								$(445,043)	$(346,958)	$(98,085)

(a)	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps	$1,075,020	$—	$314,477	$—
OTC Swaps(a)	3,397	(398,938)	88,635	(189,263)

(a)

Includes cumulative appreciation (depreciation) on OTC swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,532	$—	$—	$—	$1,532
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	935,168	—	—	935,168
Options purchased
Investments at value — unaffiliated(b)	—	—	1,142	—	—	—	1,142
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps	—	314,477	—	—	—	—	314,477
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	92,032	—	—	—	—	92,032

	$—	$406,509	$2,674	$935,168	$—	$—	$1,344,351

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$218,756	$—	$70,087	$—	$288,843
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	86,105	—	—	86,105
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	588,201	—	—	—	—	588,201

	$—	$588,201	$218,756	$86,105	$70,087	$—	$963,149

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended August 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,787,595)	$—	$254,039	$—	$(1,533,556)
Forward foreign currency exchange contracts	—	—	—	7,610,620	—	—	7,610,620
Options purchased(a)	—	(65,000)	(1,659,164)	—	—	—	(1,724,164)
Options written	—	65,000	813,749	—	—	—	878,749
Swaps	—	(75,628)	(96,386)	—	1,244,425	—	1,072,411

	$—	$(75,628)	$(2,729,396)	$7,610,620	$1,498,464	$—	$6,304,060

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$863,036	$—	$(50,727)	$—	$812,309
Forward foreign currency exchange contracts	—	—	—	(552,663)	—	—	(552,663)
Options purchased(a)	—	—	45,947	—	—	—	45,947
Swaps	—	(836,216)	(30,215)	—	(538,912)	—	(1,405,343)

	$—	$(836,216)	$878,768	$(552,663)	$(589,639)	$—	$(1,099,750)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$189,449
Average notional value of contracts — short	$11,512,240
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$159,803,342
Average amounts sold — in USD	$81,333,869
Options:
Average value of option contracts purchased	$113,637
Average value of option contracts written	$66,482
Average notional value of swaption contracts purchased	$6,250,000
Average notional value of swaption contracts written	$6,250,000
Credit default swaps:
Average notional value — buy protection	$57,700
Average notional value — sell protection	$21,850,902
Total return swaps:
Average notional value	$14,609,085

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$7,219	$1,649
Swaps — Centrally cleared	10,930	—
Forward foreign currency exchange contracts	935,168	86,105
Options(a)	1,142	—
Swaps — OTC(b)	92,032	588,201

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$1,046,491	$675,955
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,291)	(1,649)

Total derivative assets and liabilities subject to an MNA	$1,027,200	$674,306

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$21	$(21)	$—	$—	$—
Barclays Bank PLC	71,495	(71,495)	—	—	—
BNP Paribas S.A.	822,436	—	—	—	822,436
Citibank N.A.	2,898	(2,898)	—	—	—
Credit Suisse International	7,384	(7,384)	—	—	—
Goldman Sachs International	19,579	(19,579)	—	—	—
JPMorgan Chase Bank N.A.	5,139	(5,139)	—	—	—
Morgan Stanley & Co. International PLC	7,132	(7,132)	—	—	—
National Australia Bank Ltd.	15,517	—	—	—	15,517
Natwest Markets PLC	10,311	—	—	—	10,311
Nomura International PLC	14,242	—	—	—	14,242
State Street Bank and Trust Co.	51,046	(47,907)	—	—	3,139

	$1,027,200	$(161,555)	$—	$—	$865,645

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments — Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America N.A.	$20,234	$(21)	$—	$—	$20,213
Barclays Bank PLC	459,530	(71,495)	—	(388,035)	—
Citibank N.A.	28,503	(2,898)	—	—	25,605
Credit Suisse International	11,514	(7,384)	—	—	4,130
Goldman Sachs International	23,549	(19,579)	—	—	3,970
JPMorgan Chase Bank N.A.	51,551	(5,139)	—	—	46,412
Morgan Stanley & Co. International PLC	31,518	(7,132)	—	—	24,386
State Street Bank and Trust Co.	47,907	(47,907)	—	—	—

	$674,306	$(161,555)	$—	$(388,035)	$124,716

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$21,644,575	$—	$21,644,575
Common Stocks(a)	15,982,552	72,564	2,187,341	18,242,457
Corporate Bonds(a)	452,588	1,608,927,684	8,973,581	1,618,353,853
Floating Rate Loan Interests	—	159,154,321	9,956,568	169,110,889
Other Interests	—	—	12	12
Preferred Securities(a)	6,713,645	70,050,553	2,496,335	79,260,533
Options Purchased
Equity contracts	1,142	—	—	1,142

Subtotal	$23,149,927	$1,859,849,697	$23,613,837	$1,906,613,461

Investments valued at NAV(b)				411,746

Total Investments				$1,907,025,207

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$403,112	$—	$403,112
Equity contracts	1,532	—	—	1,532
Forward foreign currency contracts	—	935,168	—	935,168
Liabilities:
Credit contracts	—	(189,263)	—	(189,263)
Equity contracts	(218,756)	—	—	(218,756)
Forward foreign currency contracts	—	(86,105)	—	(86,105)
Interest rate contracts	(70,087)	—	—	(70,087)

	$(287,311)	$1,062,912	$—	$775,601

(a)	See above Consolidated Schedule of Investments for values in each industry.
(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $486,000,000 are categorized as Level 2 within the disclosure hierarchy.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Options Purchased	Total
Assets:
Opening Balance, as of August 31, 2018	$9,168,699	$1,000,000	$—	$14,287,373	$12	$94,980	$—	$—	$24,551,064
Transfers into Level 3	—	—	74,590	3,977,269	—	2,697,437	—	—	6,749,296
Transfers out of Level 3	—	(500,000)	—	(3,619,434)	—	—	—	—	(4,119,434)
Accrued discounts/premiums	—	—	15,807	20,284	—	—	—	—	36,091
Net realized gain (loss)	(1,911)	(12,975)	33,078	(34,526)	—	(1,622,239)	(65)	(38,133)	(1,676,771)
Net change in unrealized appreciation (depreciation)(a)(b)	(6,979,447)	—	250,184	(441,482)	—	2,500,819	65	38,133	(4,631,728)
Purchases	—	—	8,633,000	1,513,195	—	—	—	—	10,146,195
Sales	—	(487,025)	(33,078)	(5,746,111)	—	(1,174,662)	—	—	(7,440,876)

Closing Balance, as of August 31, 2019	$2,187,341	$—	$8,973,581	$9,956,568	$12	$2,496,335	$—	$—	$23,613,837

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019(b)	$(6,981,357)	$—	$250,184	$(419,996)	$—	$2,116,448	$—	$—	$(5,034,721)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Statements of Assets and Liabilities

August 31, 2019

	BHK	HYT (a)

ASSETS
Investments at value — unaffiliated(b)	$1,107,791,610	$1,907,025,207
Investments at value — affiliated(c)	17,476,265	—
Cash	63,430	—
Cash pledged:
Collateral — OTC derivatives	1,698,000	410,000
Centrally cleared swaps	1,881,940	975,000
Futures contracts	2,252,366	454,150
Foreign currency at value(d)	11,643,232	2,446,039
Receivables:
Investments sold	360,258	9,442,271
Swaps	—	2,908
Dividends — affiliated	35,179	1,747
Dividends — unaffiliated	27,421	—
Interest — unaffiliated	11,340,955	28,893,632
Variation margin on futures contracts	271,323	7,219
Variation margin on centrally cleared swaps	—	10,930
Swap premiums paid	2,160	3,397
Unrealized appreciation on:
Forward foreign currency exchange contracts	707,978	935,168
OTC swaps	3,145,999	88,635
Prepaid expenses	9,470	20,347

Total assets	1,158,707,586	1,950,716,650

LIABILITIES
Bank overdraft	—	883,330
Cash received:
Collateral — reverse repurchase agreements	14,827,235	—
Collateral — OTC derivatives	750,000	—
Options written at value(e)	8,654,296	—
Reverse repurchase agreements at value	273,620,756	—
Payables:
Investments purchased	2,087,707	18,760,669
Bank borrowings	—	486,000,000
Income dividend distributions	69,517	173,705
Interest expense	—	1,322,422
Investment advisory fees	469,533	976,745
Trustees’ and Officer’s fees	224,537	640,691
Other accrued expenses	476,804	846,893
Principal paydowns	314,226	—
Variation margin on futures contracts	162,844	1,649
Variation margin on centrally cleared swaps	2,777	—
Swap premiums received	4,834,069	398,938
Unrealized depreciation on:
Forward foreign currency exchange contracts	505,758	86,105
OTC swaps	57,500	189,263

Total liabilities	307,057,559	510,280,410

NET ASSETS	$851,650,027	$1,440,436,240

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$755,543,973	$1,579,610,225
Accumulated earnings (loss)	96,106,054	(139,173,985)

NET ASSETS	$851,650,027	$1,440,436,240

Net asset value	$15.79	$11.82

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$1,014,114,155	$1,902,425,374
(c) Investments at cost — affiliated	$17,476,265	$—
(d) Foreign currency at cost	$11,771,729	$2,452,333
(e) Premiums received	$8,608,351	$—
(f) Par value	$0.001	$0.100
(g) Shares outstanding	53,935,126	121,904,056
(h) Shares authorized	Unlimited	200 million
See notes to financial statements.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2019

	BHK	HYT (a)

INVESTMENT INCOME
Interest — unaffiliated	$47,922,213	$127,091,341
Dividends — unaffiliated	440,156	1,067,722
Dividends — affiliated	264,839	127,491
Other income	36,122	272,337
Foreign taxes withheld	(15,805)	—

Total investment income	48,647,525	128,558,891

EXPENSES
Investment advisory	5,267,706	11,934,005
Professional	166,186	326,628
Accounting services	138,617	210,567
Custodian	84,185	91,043
Transfer agent	76,861	130,751
Trustees and Officer	65,147	121,531
Printing	23,963	33,742
Registration	20,426	47,268
Miscellaneous	94,392	190,991

Total expenses excluding interest expense	5,937,483	13,086,526
Interest expense	7,255,286	18,018,998

Total expenses	13,192,769	31,105,524
Less fees waived and/or reimbursed by the Manager	(8,714)	(17,769)

Total expenses after fees waived and/or reimbursed	13,184,055	31,087,755

Net investment income	35,463,470	97,471,136

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,895,014)	(74,997,996)
Investments — affiliated	—	(71,960)
Futures contracts	7,729,400	(1,533,556)
Forward foreign currency exchange contracts	1,730,292	7,610,620
Foreign currency transactions	(428,352)	(524,937)
Options written	(2,009,180)	878,749
Swaps	4,168,558	1,072,411

	7,295,704	(67,566,669)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	91,139,302	62,153,443
Futures contracts	799,620	812,309
Forward foreign currency exchange contracts	(98,874)	(552,663)
Foreign currency translations	(82,350)	(186,511)
Options written	159,851	—
Swaps	(881,236)	(1,405,343)
Unfunded floating rate loan interests	(19)	27,234

	91,036,294	60,848,469

Net realized and unrealized gain (loss)	98,331,998	(6,718,200)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,795,468	$90,752,936

(a)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets

	BHK		HYT(a)
	Year Ended August 31,		Year Ended August 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,463,470	$38,873,788	$97,471,136	$104,628,359
Net realized gain (loss)	7,295,704	6,290,767	(67,566,669)	10,579,959
Net change in unrealized appreciation (depreciation)	91,036,294	(50,558,303)	60,848,469	(51,859,315)

Net increase (decrease) in net assets resulting from operations	133,795,468	(5,393,748)	90,752,936	63,349,003

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
Decrease in net assets resulting from distributions to shareholders	(41,530,051)	(42,069,401)	(106,289,272)	(106,302,838)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(26,449,511)	(20,246,228)

NET ASSETS(c)
Total increase (decrease) in net assets	92,265,417	(47,463,149)	(41,985,847)	(63,200,063)
Beginning of year	759,384,610	806,847,759	1,482,422,087	1,545,622,150

End of year	$851,650,027	$759,384,610	$1,440,436,240	$1,482,422,087

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended August 31, 2019

	BHK	HYT (a)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$133,795,468	$90,752,936
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	317,922,067	1,473,012,379
Purchases of long-term investments	(288,641,451)	(1,279,647,035)
Net proceeds from sales (purchases) of short-term securities	(3,152,469)	—
Amortization of premium and accretion of discount on investments and other fees	2,255,643	(9,348)
Paid-in-kind income	—	(5,337,738)
Premiums paid on closing options written	(9,102,465)	(103,558)
Premiums received from options written	11,279,972	982,307
Net realized loss on investments and options written	5,904,194	74,191,207
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(92,893,529)	(60,964,997)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(15,710)	(62)
Dividends — unaffiliated	1	105,801
Interest — unaffiliated	89,608	1,705,181
Swaps	—	(2,908)
Variation margin on futures contracts	(267,648)	(7,219)
Variation margin on centrally cleared swaps	13,605	96,103
Swap premiums paid	(2,160)	236,858
Prepaid expenses	3,420	7,548
Other assets	4,022	—

Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	14,266,843	—
Collateral — OTC derivatives	430,000	(760,000)
Payables:
Swaps	—	(30,995)
Interest expense	(115,474)	(419,537)
Investment advisory fees	13,820	(117,454)
Other accrued expenses	(42,540)	7,508
Trustees’ and Officer’s fees	11,680	9,633
Variation margin on futures contracts	35,848	(40,032)
Variation margin on centrally cleared swaps	(173,630)	—
Swap premiums received	(72,315)	25,732

Net cash provided by operating activities	91,546,800	293,692,310

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(41,527,053)	(106,535,219)
Payments on bank borrowings	—	(694,000,000)
Payments on Common Shares redeemed	—	(27,223,380)
Proceeds from bank borrowings	—	533,000,000
Increase (decrease) in bank overdraft	(26,236)	721,532
Net borrowing of reverse repurchase agreements	(42,479,504)	—

Net cash used for financing activities	(84,032,793)	(294,037,067)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(81,863)	$(7,204)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	7,432,144	(351,961)
Restricted and unrestricted cash and foreign currency at beginning of year	10,106,824	4,637,150

Restricted and unrestricted cash and foreign currency at end of year	$17,538,968	$4,285,189

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$7,370,760	$18,438,535

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Cash Flows  (continued)

Year Ended August 31, 2019

	BHK	HYT(a)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$63,430	$—
Cash pledged:
Collateral — OTC derivatives	1,698,000	410,000
Futures contracts	2,252,366	454,150
Centrally cleared swaps	1,881,940	975,000
Foreign currency at value	11,643,232	2,446,039

	$17,538,968	$4,285,189

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Collateral — reverse repurchase agreements	$1,214,000	$—
Collateral — OTC derivatives	4,520,000	—
Futures contracts	983,095	1,295,150
Centrally cleared swaps	1,553,940	3,342,000
Foreign currency at value	1,835,789	—

	$10,106,824	$4,637,150

(a)	Consolidated Statement of Cash Flows

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BHK

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.08	$14.96	$15.25	$14.29	$15.24

Net investment income(a)	0.66	0.72	0.76	0.79	0.86
Net realized and unrealized gain (loss)	1.82	(0.82)	(0.27)	1.01	(0.73)

Net increase (decrease) from investment operations	2.48	(0.10)	0.49	1.80	0.13

Distributions(b)
From net investment income	(0.73)	(0.78)	(0.78)	(0.84)	(1.04)
From net realized gain	(0.04)	—	—	—	—
In excess of net investment income(c)	—	—	—	—	(0.04)

Total distributions	(0.77)	(0.78)	(0.78)	(0.84)	(1.08)

Net asset value, end of year	$15.79	$14.08	$14.96	$15.25	$14.29

Market price, end of year	$14.56	$12.85	$14.10	$14.33	$12.63

Total Return(d)
Based on net asset value	18.86%	(0.24)%	3.88%	13.67%	1.62%

Based on market price	20.09%	(3.40)%	4.20%	20.85%	0.35%

Ratios to Average Net Assets
Total expenses	1.72%	1.60%	1.16%	0.97%	0.95	%(e)

Total expenses after fees waived and/or reimbursed	1.72%	1.60%	1.16%	0.97%	0.95	%(e)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.77%	0.82%	0.78%	0.78%	0.82	%(e)

Net investment income	4.63%	4.99%	5.19%	5.48%	5.83%

Supplemental Data
Net assets, end of year (000)	$851,650	$759,385	$806,848	$822,549	$770,822

Borrowings outstanding, end of year (000)	$273,621	$316,216	$289,078	$288,239	$303,651

Portfolio turnover rate(f)	27%	28%	32%	35%	55%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015.

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	27%	28%	32%	35%	51%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	HYT

	Year Ended August 31,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$11.90	$12.22	$11.79		$12.06		$13.47

Net investment income(a)	0.79	0.83	0.85		0.82		0.87
Net realized and unrealized gain (loss)	(0.01)	(0.31)	0.47		(0.10)		(1.31)

Net increase (decrease) from investment operations	0.78	0.52	1.32		0.72		(0.44)

Distributions from net investment income(b)	(0.86)	(0.84)	(0.89)		(0.99)		(0.97)

Net asset value, end of year	$11.82	$11.90	$12.22		$11.79		$12.06	(c)

Market price, end of year	$10.51	$10.70	$11.13		$10.88		$9.97

Total Return(d)
Based on net asset value	8.06%	5.25%	12.41	%(e)	7.76%		(2.40	)%(c)

Based on market price	6.86%	3.91%	10.94%		20.29%		(9.96)%

Ratios to Average Net Assets(f)
Total expenses	2.19%	1.99%	1.54%		1.39	%(g)	1.37%

Total expenses after fees waived and/or reimbursed	2.19%	1.99%	1.54%		1.39%		1.37%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92%	0.94%	0.91%		0.93%		0.96%

Net investment income	6.87%	6.88%	7.04%		7.30%		6.88%

Supplemental Data
Net assets, end of year (000)	$1,440,436	$1,482,422	$1,545,622		$1,492,948		$1,527,307

Borrowings outstanding, end of year (000)	$486,000	$647,000	$649,000		$604,000		$631,000

Asset coverage, end of year per $1,000	$3,965	$3,292	$3,382		$3,472		$3,419

Portfolio turnover rate	64%	65%	75%		66%		57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.04%	0.11%	—%

(g)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

See notes to financial statements.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (collectively, the “Taxable Subsidiaries”), which are wholly-owned taxable subsidiaries of HYT which held shares of private Canadian companies, Laricina Energy Ltd. and Osum Oil Sands Corp., during the period. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiaries may be taxable to such subsidiary in Luxembourg. An income tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiaries as of period end were $ 441,861, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, futures contracts, forward foreign currency exchange contracts, options written, swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2019, certain investments of HYT were valued using net asset value per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BHK were $287,302,376 and 2.53% respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BHK’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
Barclays Capital, Inc.	$488,788	$(488,788)	$—	$—
Barclays Bank PLC	2,030,070	(2,030,070)	—	—
BNP Paribas S.A.	79,950,419	(79,950,419)	—	—
Citigroup Global Markets, Inc.	7,304,345	(7,304,345)	—	—
Credit Suisse Securities (USA) LLC	178,001	(178,001)	—	—
Deutsche Bank AG	25,016,102	(24,969,320)	—	46,782
HSBC Securities (USA), Inc.	54,265,222	(54,265,222)	—	—
Nomura Securities International, Inc.	92,454,152	(92,454,152)	—	—
TD Securities (USA) LLC	11,933,657	(11,933,657)	—	—

	$273,620,756	$(273,573,974)	$—	$46,782

(a)

Net collateral, including accrued interest, with a value of $277,185,415 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Trust would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, BHK pays the Manager a monthly fee at an annual rate equal to 0.50% of the average weekly value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on the HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiaries.

Expense Waivers and Reimbursements: With respect to each Trust, Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2019, the amounts waived were as follows:

	BHK	HYT
Amounts waived	$8,714	$1,773

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2019, HYT waived $15,996 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BHK	$212,014	$117,597	$10,343
HYT	3,374,957	598,543	(11,183)

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	BHK	HYT
Non-U.S. Government Securities	$227,408,070	$1,274,369,099
U.S. Government Securities	52,229,830	—

	$279,637,900	$1,274,369,099
Sales	BHK	HYT
Non-U.S. Government Securities	$297,393,947	$1,475,827,997
U.S. Government Securities	11,305,099	—

	$308,699,046	$1,475,827,997

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	BHK	HYT
Ordinary income
8/31/19	$41,530,051	$106,289,272
8/31/18	$42,069,401	$106,302,838

Total
8/31/19	$41,530,051	$106,289,272

8/31/18	$42,069,401	$106,302,838

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BHK	HYT
Undistributed ordinary income	$2,096,866	$1,887,266
Non-expiring Capital loss carryforwards(a)	—	(142,310,543)
Net unrealized gains(b)	94,009,188	1,249,292

	$96,106,054	$(139,173,985)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, deferral of compensation to trustees, the classification of investments, the investment in a wholly owned subsidiary and dividends recognized for tax purposes.

During the year ended August 31, 2019, BHK utilized $1,658,300 of its capital loss carryforward.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BHK	HYT
Tax cost	$1,032,223,293	$1,904,264,789

Gross unrealized appreciation	$114,886,106	$67,489,110
Gross unrealized depreciation	(20,392,643)	(64,573,747)

Net unrealized appreciation	$94,493,463	$2,915,363

9.	BANK BORROWINGS

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of period end, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment of $732,000,000 for HYT.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2019, the average amount of bank borrowings and the daily weighted average interest rates for HYT for loans under the revolving credit agreements were $569,558,904 and 3.19%, respectively.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests. The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued common shares to preferred shares without the approval of Common Shareholders.

Each Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, each Trust was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in HYT’s Consolidated Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	HYT
	Shares	Amount
Year Ended August 31, 2019	2,645,529	$26,449,511
Year Ended August 31, 2018	1,909,403	$20,246,228

For the year ended August 31, 2019 and for the year ended August 31, 2018, shares issued and outstanding remained constant for BHK.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018, were classified as follows:

Net Investment Income
BHK	$42,069,401
HYT	106,302,838

Undistributed net investment income as of August 31, 2018, was as follows:

Undistributed Net Investment Income
BHK	$511,188
HYT	1,956,326

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BHK	$0.0600	$0.0676
HYT	0.0720	0.0779

(a)	Net investment income dividend paid on September 30, 2019 to Common Shareholders of record on September 16, 2019.
(b)	Net investment income dividend declared on October 1, 2019 to Common Shareholders of record on October 15, 2019.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

On September 5, 2019, each Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, each Trust may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

On September 5, 2019, the Board approved a change in the fiscal year end (“FYE”) of BHK and HYT, effective as of December 31, 2019, as follows:

	Current FYE	Approved FYE
BHK	August 31	December 31
HYT	August 31	December 31

NOTES TO FINANCIAL STATEMENTS	87

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Core Bond Trust and BlackRock Corporate High Yield Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Core Bond Trust, including the schedule of investments, as of August 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Corporate High Yield Fund, Inc. (collectively with the BlackRock Core Bond Trust, the “Funds”), including the consolidated schedule of investments, as of August 31, 2019, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

During the fiscal year ended August 31, 2019, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	BHK	HYT
Qualified Dividend Income for Individuals(a)	September 2018	13.91%	4.83%
	October 2018 — January 2019	13.74	4.74
	February 2019 — August 2019	12.04	3.42
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	September 2018 — August 2019	9.28	2.72
Interest-Related Dividends for Non-U.S. Residents(b)	September 2018 — January 2019	67.17	74.37
	February 2019 — August 2019	68.47	76.96
Federal Obligation Interest(c)	September 2018 — August 2019	8.61	0.00

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

IMPORTANT TAX INFORMATION	89

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Core Bond Trust (“BHK”) and the Board of Directors of BlackRock Corporate High Yield Fund, Inc. (“HYT” and together with BHK, the “Funds” and each, a “Fund”) (collectively, the “Board,” the members of which are referred to as “Board Members”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the performance of BHK as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, BHK underperformed, underperformed and outperformed, respectively, its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BHK, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BHK’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, HYT ranked in the third, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed HYT’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	91

Disclosure of Investment Advisory Agreements  (continued)

reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BHK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board noted that HYT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	93

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004-2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the BlackRock Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	97

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BHK	46,150,778	2,923,907	47,814,603	1,260,082	47,852,109	1,222,576	47,862,203	1,212,482

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Frank J. Fabozzi		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
HYT	95,356,911	9,979,542	90,334,787	15,001,666	102,184,929	3,151,524	97,124,082	8,212,371

For the Fund listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Cynthia L. Egan, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940 the Trusts may from time to time purchase shares of its common stock in the open market or in private transactions.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	99

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NGN	Nigerian Naira

NZD	New Zealand Dollar

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GO	General Obligation Bonds

IO	Interest Only

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

PIK	Payment-In-Kind

RB	Revenue Bonds

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-8/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Core Bond Trust	$76,602	$76,602	$0	$0	$15,900	$15,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Core Bond Trust	$15,900	$15,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item  5 – Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)    As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Thomas Musmanno, Managing Director at BlackRock, James E. Keenan, Managing Director at BlackRock and Scott MacLellan, Director at BlackRock. Messrs. Musmanno, Keenan and MacLellan are the Fund’s co-portfolio managers. Mr. Keenan is responsible for setting the registrant’s overall investment strategy and overseeing the registrant’s investment process and performance. Messrs. Musmanno and MacLellan are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Musmanno, Keenan and MacLellan have been members of the Fund’s portfolio management team since 2012, 2007 and 2018, respectively.

Portfolio Manager	Biography
Thomas Musmanno	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
Scott MacLellan	Director of BlackRock since 2010; Vice President of BlackRock from 2007 to 2009.

(a)(2) As of August 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Musmanno	12	12	134	0	0	127
	$17.40 Billion	$4.03 Billion	$40.29 Billion	$0	$0	$35.19 Billion
James E. Keenan	19	32	15	0	11	13
	$29.46 Billion	$15.90 Billion	$7.35 Billion	$0	$9.68 Billion	$7.29 Billion
Scott MacLellan	12	12	139	0	0	129
	$17.40 Billion	$4.03 Billion	$46.92 Billion	$0	$0	$41.77 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock,

Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Musmanno and MacLellan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Musmanno and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James E. Keenan	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Thomas Musmanno	$50,001-$100,000
James E. Keenan	$100,001-$500,000
Scott MacLellan	$10,001-$50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies — Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Core Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Core Bond Trust

Date: November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Core Bond Trust

Date: November 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Core Bond Trust

Date: November 5, 2019